Filed with the Securities and Exchange Commission on April 29, 1997



Registration No. 33-44436                    Investment Company Act No. 811-5438
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4


            Registration Statement under The Securities Act of 1933*
                         Post-effective Amendment No. 13
                                     and/or
         Registration Statement under The Investment Company Act of 1940


         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 1 SUB-ACCOUNTS)
                           (Exact Name of Registrant)

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               (Name of Depositor)

                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
              (Address of Depositor's Principal Executive Offices)

                                 (203) 926-1888
                         (Depositor's Telephone Number)


                    M. PRISCILLA PANNELL, CORPORATE SECRETARY
                 One Corporate Drive, Shelton, Connecticut 06484
               (Name and Address of Agent for Service of Process)


                                    Copy To:

                              JOHN T. BUCKLEY, ESQ.
                                WERNER & KENNEDY
             1633 Broadway, New York, New York 10019 (212) 408-6900

                Approximate Date of Proposed Sale to the Public:


MAY 1, 1997 OR AS SOON AS PRACTICABLE FOLLOWING THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.


It is proposed that this filing become effective: (check appropriate space) immediately upon filing pursuant to paragraph (b) of Rule 485

   X on May 1, 1997 pursuant to paragraph (b) of rule 485

  60 days after filing pursuant to paragraph (a) (i) of rule 485 on ______________pursuant to paragraph (a) (i) of Rule 485
  75 days after filing pursuant to paragraph (a) (ii) of Rule 485 on ______________pursuant to paragraph (a)(ii) of Rule 485
If appropriate,  check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

====================================================================================================================================
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                          Proposed               Proposed
                                                          Maximum                 Maximum
                                    Amount                Offering              Aggregate               Amount of
        Title of Securities          to be                 Price                 Offering             Registration
          to be Registered        Registered              Per Unit                 Price                   Fee
------------------------------------------------------------------------------------------------------------------------------------
   American Skandia Life Assurance
    Corporation Annuity ContractsIndefinite**           Indefinite**                                       $0
====================================================================================================================================

         **Pursuant to Rule 24f-2 of the Investment Company Act of 1940
--------------------------------------------------------------------------------
*The Prospectus contained in this Registration Statement also relates to annuity contracts no longer being sold but for which additional Purchase Payments are accepted and which are covered by earlier Registration Statement File Number 33-19363.
-------------------------------------------------------------------------------

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year 1996 was filed within 90 days of the close of the fiscal year. Asap



                                          CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

         N-4 Item No.                                                                                    Prospectus Heading

1.       Cover Page                                                                                              Cover Page

2.       Definitions                                                                                            Definitions

3.       Synopsis or Highlights                                                                                  Highlights

4.       Condensed Financial Information                                       Condensed Financial Information, Advertising

5.       General Description of Registrant, Depositor                                 Investment Options, Operations of the
         and Portfolio Companies                                                             Separate Accounts, The Company

6.       Deductions                                    Charges Assessed or Assessable Against the Annuity, Charges Assessed
                                                                     Against Assets, Charges of the Underlying Mutual Funds

7.       General Description of Variable Annuity Contracts                       Purchasing Annuities, Rights, Benefits and
                                                                                                     Services, Modification

8.       Annuity Period                                                                                    Annuity Payments

9.       Death Benefit                                                                                        Death Benefit

10.      Purchases and Contract Value                               Purchasing Annuities, Account Value and Surrender Value

11.      Redemptions                        Distributions, Pricing of Transfers and Distributions, Deferral of Transactions

12.      Taxes                                                                                   Certain Tax Considerations

13.      Legal Proceedings                                                                                Legal Proceedings

14.      Table of Contents of the Statement of Additional Information                          Contents of the Statement of
                                                                                                     Additional Information

                                                                                                                SAI Heading

15.      Cover Page                                                                     Statement of Additional Information

16.      Table of Contents                                                                                Table of Contents

17.      General Information and History                                             General Information Regarding American
                                                                                         Skandia Life Assurance Corporation

18.      Services                                                                                      Independent Auditors


19.      Purchase of Securities Being Offered                                        Noted in Prospectus under Breakpoints,
                                                                              Exchange Contracts, Skandia's Systemic Investment Plan
                                                                                     and Sale of the Annuities


20.      Underwriters                                                                                 Principal Underwriter


                                                           (Continued)





                                          CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

         N-4 Item No.                                                                                          SAI Headings

21.      Calculation of Performance Data                                                    Calculation of Performance Data

22.      Annuity Payments                                                        Noted in Prospectus under Annuity Payments

23.      Financial Statements                                                             Financial Statements for Separate
                                                                                           Account B (Class 1 Sub-accounts)

                                                                                                             Part C Heading

24.      Financial Statements and Exhibits                                                             Financial Statements
                                                                                                               and Exhibits

25.      Directors and Officers of the Depositor                                                  Noted in Prospectus under
                                                                                                   Executives and Directors

26.      Persons Controlled by or Under                                                            Persons Controlled By or
         Common Control with the                                                              Under Common Control with the
         Depositor or Registrant                                                                    Depositor or Registrant

27.      Number of Contractowners                                                                  Number of Contractowners

28.      Indemnification                                                                                    Indemnification

29.      Principal Underwriters                                                                      Principal Underwriters

30.      Location of Accounts and Records                                                              Location of Accounts
                                                                                                                and Records

31.      Management Services                                                                            Management Services

32.      Undertakings                                                                                          Undertakings




ASAP N4





This Prospectus describes a type of annuity (the "Annuity") being offered by American Skandia Life Assurance Corporation ("we", "our" or "us"), One Corporate Drive, Shelton, Connecticut, 06484. This flexible premium Annuity may be offered as individual annuity contracts or as interests in a group annuity. The Table of Contents is on Page 4. Definitions applicable to this Prospectus are on Page 6. The highlights of this offering are described beginning on Page 8. This Prospectus contains a detailed discussion of matters you should consider before purchasing this Annuity. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available from us without charge upon request. The contents of the Statement of Additional Information are described on Page 53. The Annuity or certain of its investment options may not be available in all jurisdictions. Various rights and benefits may differ between jurisdictions to meet applicable laws and/or regulations. This Prospectus also describes a contract no longer offered by us by under which we continue to accept Purchase Payments (see "Appendix C - Prior Contract").

A Purchase Payment for this Annuity is assessed any applicable tax charge (see "Tax Charges"). It is then allocated to the investment options you select, except in certain jurisdictions, where allocations of Purchase Payments we receive during the "free-look" period that you direct to any Sub-accounts are temporarily allocated to a money-market type Sub-account (see "Allocation of Net Purchase Payments"). You may transfer Account Value between investment options (see "Investment Options" and "Transfers"). Account Value may be distributed as periodic annuity payments in a "payout phase". Such annuity payments can be guaranteed for life (see "Annuity Payments"). During the "accumulation phase" (the period before any payout phase), you may surrender the Annuity for its Surrender Value or make withdrawals (see "Distributions"). Such distributions may be subject to tax, including a tax penalty, and any applicable contingent deferred sales charges (see "Contingent Deferred Sales Charge"). A death benefit may be payable during the accumulation phase (see "Death Benefit").


Account Value in the variable investment options increases or decreases daily to reflect investment performance and the deduction of charges. No minimum amount is guaranteed (see "Account Value in the Sub-accounts"). The variable investment options are Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B")(see "Separate Accounts" and "Separate Account B"). Each Sub-account invests exclusively in one portfolio of an underlying mutual fund or in an underlying mutual fund. As of the date of this Prospectus, the underlying mutual funds (and the portfolios of such underlying mutual funds in which Sub-accounts offered pursuant to this Prospectus invest) are: (a) American Skandia Trust (portfolios - JanCap Growth, AST Janus Overseas Growth, Lord Abbett Growth and Income, Federated Utility Income, Federated High Yield, AST Money Market, T. Rowe Price Asset Allocation, T. Rowe Price
International Equity, T. Rowe Price Natural Resources, T. Rowe Price International Bond, T. Rowe Price Small Company Value, Founders Capital Appreciation, Founders Passport, INVESCO Equity Income, PIMCO Total Return Bond, PIMCO Limited Maturity Bond, Berger Capital Growth, Robertson Stephens Value + Growth, AST Putnam Value Growth & Income, AST Putnam International Equity, AST Putnam Balanced, Twentieth Century Strategic Balanced, Twentieth Century International Growth); (b) The Alger American Fund (portfolios - Growth, Small Capitalization, MidCap Growth); (c) Neuberger & Berman Advisers Management Portfolio (portfolio- Partners) and (d) Montgomery Variable Series (portfolio - Emerging Markets).


In most jurisdictions, Account Value may be allocated to a fixed investment option during the accumulation phase. Account Value so allocated earns a fixed rate of interest for a specified period of time referred to as a Guarantee Period. Guarantee Periods of different durations may be offered (see "Fixed Investment Options"). Such an allocation and the interest earned is guaranteed by us only if held to its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. You are cautioned that with respect to the Fixed Investment Options during the accumulation phase, we do not guarantee any minimum amount, because the value may be increased or decreased by a market value adjustment (see "Account Value of the Fixed Allocations"). Assets supporting such allocations in the accumulation phase are held in American Skandia Life Assurance Corporation Separate Account D ("Separate Account D") (see "Separate Accounts" and "Separate Account D").

                              (continued on Page 2)

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------


                  FOR FURTHER INFORMATION CALL 1-800-752-6342
                         Prospectus Dated: May 1, 1997
             Statement of Additional Information Dated: May 1, 1997
ASAP-PROS-(05/97)



We guarantee fixed annuity payments. We also guarantee any adjustable annuity payments we may make available (see "Annuity Payments").

Taxes on gains during the accumulation phase may be deferred until you begin to take distributions from your Annuity. Distributions before age 59 1/2 may be subject to a tax penalty. In the payout phase, a portion of each annuity payment may be treated as a return of your "investment in the contract" until it is completely recovered. Transfers between investment options are not subject to taxation. The Annuity may also qualify for special tax treatment under certain sections of the Code, including, but not limited to, Sections 401, 403 or 408 (see "Certain Tax Considerations").


Purchase Payments under these Annuities are not deposits or obligations of, or guaranteed or endorsed by, any bank or bank subsidiary, are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and are not insured by the Securities Investor Protection Corporation ("SIPC") as to the loss of the principal amount invested. Purchase Payments allocated to the investment options are subject to investment risks, including possible loss of principal.


















                        This page has been purposely left blank.





                                                     TABLE OF CONTENTS

DEFINITIONS...............................................................................................................6
HIGHLIGHTS................................................................................................................8
AVAILABLE INFORMATION....................................................................................................10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..........................................................................10
CONTRACT EXPENSE SUMMARY.................................................................................................11
EXPENSE EXAMPLES.........................................................................................................13
CONDENSED FINANCIAL INFORMATION..........................................................................................15
   Unit Prices And Numbers Of Units......................................................................................15
   Yields On Money Market Sub-account....................................................................................18
INVESTMENT OPTIONS.......................................................................................................18
   Variable Investment Options...........................................................................................18
   Fixed Investment Options..............................................................................................19
OPERATIONS OF THE SEPARATE ACCOUNTS......................................................................................20
   Separate Accounts.....................................................................................................20
   Separate Account B....................................................................................................21
   Separate Account D....................................................................................................21
INSURANCE ASPECTS OF THE ANNUITY.........................................................................................22
CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY.......................................................................22
   Contingent Deferred Sales Charge......................................................................................22
   Maintenance Fee.......................................................................................................23
   Tax Charges...........................................................................................................23
   Transfer Fee..........................................................................................................23
   Allocation Of Annuity Charges.........................................................................................23
CHARGES ASSESSED AGAINST THE ASSETS......................................................................................23
   Administration Charge.................................................................................................24
   Mortality and Expense Risk Charges....................................................................................24
CHARGES OF THE UNDERLYING MUTUAL FUNDS...................................................................................24
PURCHASING ANNUITIES.....................................................................................................24
   Uses Of The Annuity...................................................................................................24
   Application And Initial Payment.......................................................................................24
   Breakpoints...........................................................................................................25
   Skandia's Systematic Investment Plan..................................................................................25
   Periodic Purchase Payments............................................................................................26
   Right to Return the Annuity...........................................................................................26
   Allocation of Net Purchase Payments...................................................................................26
   Balanced Investment Program...........................................................................................26
   Ownership, Annuitant and Beneficiary Designations.....................................................................27
ACCOUNT VALUE AND SURRENDER VALUE........................................................................................27
   Account Value in the Sub-accounts.....................................................................................27
   Account Value of the Fixed Allocations................................................................................27
   Additional Amounts in the Fixed Allocations...........................................................................28
RIGHTS, BENEFITS AND SERVICES............................................................................................29
   Additional Purchase Payments..........................................................................................29
   Changing Revocable Designations.......................................................................................29
   Allocation Rules......................................................................................................29
   Transfers.............................................................................................................30
     Renewals............................................................................................................31
     Dollar Cost Averaging...............................................................................................31
   Rebalancing...........................................................................................................31
   Distributions.........................................................................................................32
     Surrender...........................................................................................................32
     Medically-Related Surrender.........................................................................................32
     Free Withdrawals....................................................................................................33
     Partial Withdrawals.................................................................................................33
     Systematic Withdrawals..............................................................................................33
     Minimum Distributions...............................................................................................34
     Death Benefit.......................................................................................................35
     Annuity Payments....................................................................................................35
     Qualified Plan Withdrawal Limitations...............................................................................37
   Pricing of Transfers and Distributions................................................................................37
   Voting Rights.........................................................................................................38
   Transfers, Assignments or Pledges.....................................................................................38
   Reports to You........................................................................................................38
SALE OF THE ANNUITIES....................................................................................................38
   Distribution..........................................................................................................39
   Advertising...........................................................................................................39
CERTAIN TAX CONSIDERATIONS...............................................................................................40
   Our Tax Considerations................................................................................................40
   Tax Considerations Relating to Your Annuity...........................................................................40
     Non-natural Persons.................................................................................................40
     Natural Persons.....................................................................................................40
     Distributions.......................................................................................................40
     Loans, Assignments and Pledges......................................................................................41
     Gifts...............................................................................................................41
     Penalty on Distributions............................................................................................41
     Annuity Payments....................................................................................................41
     Tax Free Exchanges..................................................................................................41
     Transfers Between Investment Options................................................................................41
     Estate and Gift Tax Considerations..................................................................................42
     Generation-Skipping Transfers.......................................................................................42
     Diversification.....................................................................................................42
     Federal Income Tax Withholding......................................................................................42
   Tax Considerations When Using Annuities in Conjunction with Qualified Plans...........................................42
     Individual Retirement Programs......................................................................................42
     Tax Sheltered Annuities.............................................................................................43
     Corporate Pension and Profit-sharing Plans..........................................................................43
     H.R. 10 Plans.......................................................................................................43
     Tax Treatment of Distributions from Qualified Annuities.............................................................43
     Section 457 Plans...................................................................................................43
OTHER MATTERS............................................................................................................43
   Deferral of Transactions..............................................................................................43
   Resolving Material Conflicts..........................................................................................43
   Modification..........................................................................................................44
   Misstatement of Age or Sex............................................................................................44
   Ending the Offer......................................................................................................44
   Indemnification.......................................................................................................44
   Legal Proceedings.....................................................................................................44
THE COMPANY..............................................................................................................44
   Lines of Business.....................................................................................................45
   Selected Financial Data...............................................................................................45
   Management's Discussion and Analysis of Financial Condition and Results of Operations.................................46
   Results of Operation..................................................................................................46
   Liquidity and Capital Resources.......................................................................................48
     Segment Information.................................................................................................48
   Reinsurance...........................................................................................................48
   Future Fees Payable to Parent.........................................................................................49
   Surplus Notes.........................................................................................................49
   Reserves..............................................................................................................50
   Competition...........................................................................................................50
   Employees.............................................................................................................50
   Regulation............................................................................................................50
   Executive Officers and Directors......................................................................................50
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......................................................................53
FINANCIAL STATEMENTS.....................................................................................................53
APPENDIX A  FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION.........................................54
APPENDIX B  SHORT DESCRIPTIONS  OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES.............54
APPENDIX C  PRIOR CONTRACT...............................................................................................54



DEFINITIONS: The following are key terms used in this Prospectus. Other terms are defined in this Prospectus as they appear.

ACCOUNT VALUE is the value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges thereon, before assessment of any applicable contingent deferred sales charge and/or any applicable maintenance fee. Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. Account Value of each Fixed Allocation on other than such Fixed Allocation's Maturity Date may be calculated using a market value adjustment.

ANNUITANT is the person upon whose life your Annuity is written.

ANNUITY is the type of annuity being offered pursuant to this Prospectus. It is also, if issued, your individual Annuity, or with respect to a group Annuity, the certificate evidencing your participation in a group Annuity. It also represents an account we set up and maintain to track our obligations to you.

ANNUITY DATE is the date annuity payments are to commence.

ANNUITY YEARS are continuous 12-month periods commencing on the Issue Date and each anniversary of the Issue Date.

APPLICATION is the enrollment form or application form we may require you to submit for an Annuity.

BENEFICIARY is a person designated as the recipient of the death benefit.

CODE is the Internal Revenue Code of 1986, as amended from time to time.

CONTINGENT ANNUITANT is the person named to become the Annuitant on the Annuitant's death prior to the Annuity Date.

CURRENT RATES are the interest rates we offer to credit to Fixed Allocations for the duration of newly beginning Guarantee Periods under this Annuity. Current Rates are contained in a schedule of rates established by us from time to time for the Guarantee Periods then being offered. We may establish different schedules for different classes and for different annuities.

FIXED ALLOCATION is an allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation phase and is to be supported by assets in Separate Account D.

GUARANTEE PERIOD is a period of time during the accumulation phase during which we credit a fixed rate of interest on a Fixed Allocation.

IN WRITING is in a written form satisfactory to us and filed at the Office.

INTERIM VALUE is, as of any particular date, the initial value of a Fixed Allocation plus all interest credited thereon, less the sum of all previous transfers and withdrawals of any type from such Fixed Allocation of such Interim Value and interest thereon from the date of each withdrawal or transfer.

ISSUE DATE is the effective date of your Annuity.

MVA is a market value adjustment used in the determination of Account Value of each Fixed Allocation as of a date other than such Fixed Allocation's Maturity Date, and, where required by law, the 30 days prior to the Maturity Date.

MATURITY DATE is the last day in a Guarantee Period.


MINIMUM DISTRIBUTIONS are a specific type of Systematic Withdrawal such that the amount payable are not less than the minimum amounts that must be distributed each year from an Annuity if used in relation to certain qualified plans under the Code.


NET PURCHASE PAYMENT is a Purchase Payment less any applicable charge for taxes.

OFFICE is our business office, American Skandia Life Assurance Corporation, One Corporate Drive, P.O. Box 883, Shelton, Connecticut 06484.

OWNER is either an eligible entity or person named as having ownership rights in relation to an Annuity issued as an individual contract. An Annuity may be issued as a certificate evidencing interest in a group annuity contract. If so, the rights, benefits and requirements of and the events relating to an Owner, as described in this Prospectus, will be the rights, benefits and requirements of and events relating to the person or entity designated as the participant in such certificate.

PURCHASE PAYMENT is a cash consideration you give to us for certain rights, privileges and benefits provided under an Annuity according to its terms.

SUB-ACCOUNT is a division of Separate Account B. We use Sub-accounts to calculate variable benefits under this Annuity.

SURRENDER VALUE is the value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender less any applicable contingent deferred sales charge and any applicable maintenance fee.

SYSTEMATIC WITHDRAWAL is one of a plan of periodic withdrawals of Surrender Value during the accumulation phase. Such a plan is subject to our rules.

UNIT is a measure used to calculate your Account Value in a Sub-account prior to the Annuity Date.

UNIT PRICE is used for calculating: (a) the number of Units allocated to a Sub-account; and (b) the value of transactions into or out of a Sub-account or benefits based on Account Value in a Sub-account prior to the Annuity Date. Each Sub-account has its own Unit Price which will vary each Valuation Period to reflect the investment experience of that Sub-account.

VALUATION DAY is every day the New York Stock Exchange is open for trading or any other day that the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

VALUATION PERIOD is the period of time between the close of business of the New York Stock Exchange on successive Valuation Days.

"We", "us", "our" or "the Company" means American Skandia Life Assurance Corporation.

"You" or "your" means the Owner.



HIGHLIGHTS:  The following are only the  highlights of the Annuity being offered
pursuant  to  this  Prospectus.   A  more  detailed  description  follows  these
highlights.

         (1) Investment Options: We currently offer multiple variable and, in most jurisdictions, fixed investment options.

During the accumulation phase, we currently offer a number of variable investment options. Each of these investment options is a Class 1 Sub-account of Separate Account B. Each Sub-account invests exclusively in one underlying mutual fund, or a portfolio of an underlying mutual fund. The underlying mutual fund portfolios are managed by various investment advisors, and in certain cases, various sub-advisors. A short description of the investment objectives and policies is found in Appendix B. Certain variable investment options may not be available in all jurisdictions.


As of the date of this Prospectus, the underlying mutual funds (and the portfolios of such underlying mutual funds in which Sub-accounts offered pursuant to this Prospectus invest) are: (a) American Skandia Trust (portfolios
- JanCap Growth, AST Janus Overseas Growth, Lord Abbett Growth and Income, Federated Utility Income, Federated High Yield, AST Money Market, T. Rowe Price Asset Allocation, T. Rowe Price International Equity, T. Rowe Price Natural Resources, T. Rowe Price International Bond, T. Rowe Price Small Company Value, Founders Capital Appreciation, Founders Passport, INVESCO Equity Income, PIMCO Total Return Bond, PIMCO Limited Maturity Bond, Berger Capital Growth, and Robertson Stephens Value + Growth, AST Putnam Value Growth & Income, AST Putnam International Equity, AST Putnam Balanced, Twentieth Century Strategic Balanced, Twentieth Century International Growth); (b) The Alger American Fund (portfolios
- Growth, Small Capitalization, MidCap Growth); (c) Neuberger & Berman Advisers Management Trust (portfolio - Partners); and (d) Montgomery Variable Series (portfolio - Emerging Markets).


In most jurisdictions, we also offer the option during the accumulation phase of earning one or more fixed rates of interest on all or a portion of your Account Value. As of the date of this Prospectus, we offered the option to make allocations at interest rates that could be guaranteed for 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation earns the fixed interest rate applicable as of the date of such allocation. The interest rate credited to a Fixed Allocation does not change during its Guarantee Period. You may maintain multiple Fixed Allocations. From time-to-time we declare Current Rates for Fixed Allocations beginning a new Guarantee Period. The rates we declare are subject to a minimum, but we may declare higher rates. The minimum is determined in relation to an index that we do not control.

The end of a Guarantee Period for a specific Fixed Allocation is called its Maturity Date. At that time, the Guarantee Period normally "renews" and we begin crediting interest for a new Guarantee Period lasting the same amount of time as the one just ended. That Fixed Allocation then earns interest during the new Guarantee Period at a rate that is not less than the one then being earned by Fixed Allocations for that Guarantee Period by new Annuity purchasers in the same class. You also may choose a different Guarantee Period from among those we are then currently making available or you may transfer that Account Value to a variable Sub-account.

In the payout phase, you may elect fixed annuity payments based on our then current annuity rates. We also may make available adjustable annuity rates.

For more information, see the section entitled Investment Options, including the following subsections: (a) Variable Investment Options; and (b) Fixed Investment Options.

         (2) Operations of the Separate Accounts: In the accumulation phase, the assets supporting guarantees we make in relation to Fixed Allocations are held in our Separate Account D. This is a "non-unitized" separate account. However, values and benefits calculated on the basis of Fixed Allocations are guaranteed by our general account. In the payout phase, fixed annuity payments and any adjustable annuity payments we may make available are also guaranteed by our general account, but the assets supporting such payments are not held in Separate Account D.

In the accumulation phase, the assets supporting the Account Values maintained in the Sub-accounts are held in our Separate Account B. These are Class 1 Sub-accounts of Separate Account B. Values and benefits based on these Sub-accounts are not guaranteed and will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable.

For more information, see the section entitled Operations of the Separate Accounts, including the following subsections: (a) Separate Accounts; (b) Separate Account B; and (c) Separate Account D.

         (3) Insurance Aspects of the Annuity: There are insurance risks which we bear in relation to the Annuity. For more information, see the section entitled Insurance Aspects of the Annuity.

         (4) Charges Assessed or Assessable Against the Annuity: The Annuity charges which are assessed or may be assessable under certain circumstances are the contingent deferred sales charge, the maintenance fee, a charge for taxes and a transfer fee. These charges are allocated according to our rules. We may also charge for certain special services. For more information, see the section entitled Charges Assessed or Assessable Against the Annuity, including the following subsections: (a) Contingent Deferred Sales Charge; (b) Maintenance Fee; (c) Tax Charges; (d) Transfer Fee; and (e) Allocation of Annuity Charges.

         (5) Charges Assessed Against the Assets: The charges assessed against assets in the Sub-accounts are the administration charge and the mortality and expense risk charges. There are no charges deducted from the assets supporting Fixed Allocations. For more information, see the section entitled Charges Assessed Against the Assets, including the following subsections: (a) Administration Charge; and (b) Mortality and Expense Risk Charges.

         (6) Charges Of The Underlying Mutual Funds: Each underlying mutual fund assesses various charges, including charges for investment management and investment advisory fees. These charges generally differ between portfolios within the same underlying mutual fund. You will find additional details in each fund prospectus and its statement of additional information.


         (7) Purchasing Annuities: Annuities are available for multiple uses, including as a funding vehicle for various retirement programs which qualify for special treatment under the Code. We may require a properly completed Application, an acceptable Purchase Payment, and any other materials under our underwriting rules before we agree to issue an Annuity. We may offer special programs in relation to Annuities on which we receive large Purchase Payments. You have the right to return an Annuity within a "free-look" period if you are not satisfied with it. In most jurisdictions, the initial Purchase Payment and any Purchase Payments received during the "free-look" period are allocated according to your instructions. In jurisdictions that require a "free-look" provision such that, if the Annuity is returned under that provision, we must return at least your Purchase Payments less any withdrawals, we temporarily allocate such Purchase Payments to the AST Money Market Sub-account. Where permitted by law in such jurisdictions, we will allocate such Purchase Payments according to your instructions, without any temporary allocation to the AST Money Market Sub-account, if you execute a return waiver. We offer a balanced investment program in relation to your initial Purchase Payment. Certain designations must be made, including an Owner and an Annuitant. You may also make certain other designations that apply to the Annuity if issued. These designations include, a contingent Owner, a Contingent Annuitant (Contingent Annuitants may be required in conjunction with certain uses of the Annuity), a Beneficiary, and a contingent Beneficiary. See the section entitled Purchasing Annuities, including the following subsections: (a) Uses of the Annuity; (b) Application and Initial Payment; (c) Breakpoints; (d) Skandia's Systematic Investment Plan; (e) Periodic Purchase Payments; (f) Right to Return the
Annuity; (g) Allocation of Net Purchase Payments; (h) Balanced Investment Program; and (i) Ownership, Annuitant and Beneficiary Designations.


         (8) Account Value and Surrender Value: In the accumulation phase your Annuity has an Account Value. Your total Account Value as of a particular date is the sum of your Account Value in each Sub-account and in each Fixed Allocation. Surrender Value is the Account Value less any applicable contingent deferred sales charge and any applicable maintenance fee. To determine your Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. We also determine your Account Value separately for each Fixed Allocation. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA. No MVA applies to a Fixed Allocation as of its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. Under certain circumstances, the MVA formula may change. For more information, see the section entitled Account Value and Surrender Value, including the following subsections: (a) Account Value in the Sub-accounts; (b) Account Value of Fixed Allocations; and (c) Additional Amounts in the Fixed Allocations.


         (9) Rights, Benefits and Services: You have a number of rights and benefits under an Annuity once issued. We also currently provide a number of services to Owners. These rights, benefits and services are subject to a number of rules and conditions. These rights, benefits and services include, but are not limited to, those described in this Prospectus. We accept additional Purchase Payments during the accumulation phase. You may use bank drafting to make Purchase Payments. We support certain Periodic Purchase Payment programs subject to our rules. You may change revocable designations. You may transfer Account Values between investment options. Transfers in excess of 12 per Annuity Year are subject to a fee. We offer dollar cost averaging and may offer rebalancing during the accumulation phase (see "Dollar Cost Averaging" and "Rebalancing"). During the accumulation phase, surrender, free withdrawals and partial withdrawals are available, as are medically-related surrenders under which the contingent deferred sales charge is waived under specified circumstances. In the accumulation phase we offer Systematic Withdrawals and, for Annuities used in qualified plans, Minimum Distributions. We offer fixed annuity options, and may offer adjustable annuity options, that can guarantee payments for life. In the accumulation phase, a death benefit may be payable. In most jurisdictions, this death benefit will not be less than an increasing minimum amount, subject to certain limitations. You may transfer or assign your Annuity unless such rights are limited in conjunction with certain uses of the Annuity. You may exercise certain voting rights in relation to the underlying mutual fund portfolios in which the Sub-accounts invest. You have the right to receive certain reports periodically.


For additional information, see the section entitled Rights, Benefits and Services including the following subsections: (a) Additional Purchase Payments;
(b) Bank Drafting;  (c) Changing Revocable  Designations;  (d) Allocation Rules;
(e) Transfers; (f) Renewals; (g) Dollar Cost Averaging; (h) Rebalancing; (i) Distributions (including: (i) Surrender; (ii) Medically-Related Surrender; (iii) Free Withdrawals; (iv) Partial Withdrawals; (v) Systematic Withdrawals; (vi) Minimum Distributions; (vii) Death Benefit; (viii) Annuity Payments; and (ix) Qualified Plan Withdrawal Limitations); (j) Pricing of Transfers and Distributions (k) Voting Rights; (l) Transfers, Assignments and Pledges; and (m) Reports to You.


         (10) The Company: American Skandia Life Assurance Corporation is a wholly owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is a Swedish company that holds a number of insurance companies in many countries. The predecessor to Skandia Insurance Company Ltd. commenced operations in 1855. For more information, see the section entitled The Company and the following subsections: (a) Lines of Business; (b) Selected Financial Data; (c) Management's Discussion and Analysis of Financial Condition and Results of Operations (including: (i) Results of Operations; (ii) Liquidity and Capital Resources; and (iii) Segment Information); (d) Reinsurance; (e) Reserves; (f) Competition; (g) Employees; (h) Regulation; and (i) Executive Officers and Directors.

AVAILABLE INFORMATION: A Statement of Additional Information is available from us without charge upon request by filling in the coupon at the end of this Prospectus and sending it (or a written request) to American Skandia Life Assurance Corporation, Concierge Desk, P.O. Box 883, Shelton, CT 06484. You also may forward such a requst electronically to our Customer Service Department or call us at 1-(800)-752-6342. Our electronic mail address is customerservice@Skandia.com. It includes further information, as described in the section of this Prospectus entitled "Contents of the Statement of Additional Information". This Prospectus is part of the registration statements we filed with the Securities and Exchange Commission ("SEC") regarding this offering.
Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and the exhibits thereto at the SEC's public reference facilities at the above address, Rm. 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE: To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 1996 previously filed by the Company with the SEC under the Securities Exchange Act of 1934 is incorporated by reference in this Prospectus.

We furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Concierge Desk P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-(800) 752-6342. Our electronic mail address is customerservice@Skandia.com.



CONTRACT EXPENSE SUMMARY: The summary provided below includes information regarding the expenses for your Annuity, for the Sub-accounts and for the underlying mutual fund portfolios. The only expense applicable if you allocate all your Account Value to Fixed Allocations would be the contingent deferred sales charge. More detail regarding the expenses of the underlying mutual funds and their portfolios may be found either in the prospectuses for such mutual funds or in the annual reports of such mutual funds. The expenses of our Sub-accounts (not those of the underlying mutual fund portfolios in which our Sub-accounts invest) are the same no matter which Sub-account you choose. Therefore, these expenses are only shown once below. In certain states, premium taxes may be applicable.

         Your Transaction Expenses

Contingent Deferred Sales Charge,                                                       Year 1 -7.5%; year 2 - 7.0%; year 3
  as a percentage of Purchase Payments liquidated,                                    - 6.0%; year 4 - 5.0%; year 5 - 4.0%;
  outside New York State                                                                      year 6 - 3.0%; year 7 - 2.0%;
                                                                                                 year 8 and thereafter - 0%
                                                                                                   of each Purchase Payment
                                                                                                  as measured from the date
                                                                                          it was allocated to Account Value


Contingent Deferred Sales Charge,                                               Year 1 -7.5%; year 2 - 6.5%; year 3 - 5.5%;
  as a percentage of Purchase Payments liquidated,                                            year 4 - 4.5%; year 5 - 3.5%;
  in New York State                                                                           year 6 - 2.5%; year 7 - 1.5%;
                                                                                                 year 8 and thereafter - 0%
                                                                                                   of each Purchase Payment
                                                                                                  as measured from the date
                                                                                          it was allocated to Account Value

Annual Maintenance Fee                                                                Smaller of $30 or 2% of Account Value

Tax Charges                                                   Dependent on the requirements of the applicable jurisdiction.

Transfer Fee                                                   $10 for each transfer after the twelfth in any Annuity Year.

         Annual Expenses of the Sub-accounts (as a percentage of average daily net assets)

Mortality and Expense Risk Charges                                                                                    1.25%
Administration Charge                                                                                                 0.15%

Total Annual Expenses of the Sub-accounts                                                                             1.40%



                Underlying Mutual Fund Portfolio Annual Expenses
                    (as a percentage of average net assets)


Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1996. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable. See the prospectuses or statements of additional information of the underlying mutual funds for details.


                                                                                                 Total          Total
                                                                                                Annual         Annual
                                  Management    Management          Other         Other        Expenses       Expenses
                                      Fee           Fee           Expenses      Expenses       after any     without any
                                   after any    without any       after any    without any    applicable     applicable
Portfolio:                         voluntary     voluntary     any applicable  applicable      waiver or      waiver or
                                    waiver        waiver        reimbursement reimbursement  reimbursement  reimbursement
------------------------------------------------------------------------------------------------------------------------------------
American Skandia Trust
  Lord Abbett Growth and Income       N/A         0.75%              N/A          0.22%             N/A        0.97%
  JanCap Growth                       N/A         0.90%              N/A          0.20%             N/A        1.10%
  AST Janus Overseas Growth(1)        N/A         1.00%              N/A          0.42%             N/A        1.42%
  AST Money Market                  0.45%         0.50%            0.15%          0.21%           0.60%        0.71%
  Federated Utility Income            N/A         0.67%              N/A          0.26%             N/A        0.93%
  Federated High Yield                N/A         0.75%              N/A          0.28%             N/A        1.03%
  T. Rowe Price Asset Allocation      N/A         0.85%              N/A          0.35%             N/A        1.20%
  T. Rowe Price Int'l Equity          N/A         1.00%              N/A          0.30%             N/A        1.30%
  T. Rowe Price Natural Resources     N/A         0.90%              N/A          0.40%             N/A        1.30%
  T. Rowe Price Int'l Bond(2)         N/A         0.80%              N/A          0.36%             N/A        1.16%
  T. Rowe Price Small Co. Value(1)    N/A         0.90%              N/A          0.37%             N/A        1.27%
  Founders Capital Appreciation       N/A         0.90%              N/A          0.26%             N/A        1.16%
  Founders Passport                   N/A         1.00%              N/A          0.36%             N/A        1.36%
  INVESCO Equity Income               N/A         0.75%              N/A          0.23%             N/A        0.98%
  PIMCO Total Return Bond             N/A         0.65%              N/A          0.24%             N/A        0.89%
  PIMCO Limited Maturity Bond         N/A         0.65%              N/A          0.24%             N/A        0.89%
  Berger Capital Growth               N/A         0.75%              N/A          0.26%             N/A        1.01%
  Robertson Stephens Value + Growth(3)N/A         1.00%              N/A          0.33%             N/A        1.33%
  Twentieth Century Int'l Growth(1)   N/A         1.00%              N/A          0.42%             N/A        1.42%
  Twentieth Century Strategic
     Balanced(1)                      N/A         0.85%              N/A          0.33%             N/A        1.18%
  AST Putnam Value Growth & Income(1) N/A         0.75%              N/A          0.33%             N/A        1.08%
  AST Putnam Int'l Equity(4)          N/A         0.89%              N/A          0.27%             N/A        1.16%
  AST Putnam Balanced(5)              N/A         0.75%              N/A          0.24%             N/A        0.99%

The Alger American Fund
  Growth                              N/A         0.75%              N/A          0.04%             N/A        0.79%
  Small Capitalization                N/A         0.85%              N/A          0.03%             N/A        0.88%
  MidCap Growth                       N/A         0.80%              N/A          0.04%             N/A        0.84%

Neuberger & Berman Advisers
   Management Trust
  Partners                            N/A         0.84%              N/A          0.11%             N/A        0.95%

Montgomery Variable Series
  Emerging Markets(6)               0.23%         1.25%            1.22%          1.22%           1.45%        2.47%


(1) These Portfolios were first offered publicly in January 1997. Expenses shown are based on estimated amounts for the current fiscal year.

(2) Prior to May 1, 1996, the Investment Manager had engaged Scudder, Stevens & Clark, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.00% of the average daily net assets of the Portfolio. As of May 1, 1996, the Investment Manager engaged Rowe Price-Fleming International, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .80% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager. (3) This Portfolio commenced operation in May, 1996. Expenses shown are estimated.

(4) Prior to October 15,  1996,  the  Investment  Manager  had engaged  Seligman
Henderson Co. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily nets assets of the Portfolio. The Investment Manager had also voluntarily agreed to waive a portion of its fee equal to .15% on assets in excess of $75 million. As of October 15, 1996, the Investment Manager engaged Putnam Investment
Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(5) Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $75 million; plus .65% of the Portfolio's average daily net assets in excess of $75 million. As of October 15, 1996, the Investment Manager engaged Putnam Investment Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(6) This portfolio commenced operation on February 2, 1996, therefore expenses shown are estimated and annualized and should not be considered representative of future expenses; actual expenses may be greater than shown.

The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s).


The underlying mutual fund portfolio information was provided by the underlying mutual funds. The Company has not independently verified such information.


EXPENSE EXAMPLES: The examples which follow are designed to assist you in understanding the various costs and expenses you will bear directly or indirectly if you maintain Account Value in the Sub-accounts. The examples reflect expenses of our Sub-accounts, as well as those of the underlying mutual fund portfolios.


The examples shown assume that: (a) all your Account Value is maintained only in Sub-accounts; (b) fees and expenses remain constant; (c) there are no withdrawals of Account Value during the period shown; (d) there are no transfers or other transactions subject to a fee during the period shown; (e) no tax charge applies; (f) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled "Contract Expense Summary"; and (g) the applicable Contingent Deferred Sales Charge is that used outside New York, as described in the "Contract Expense Summary."




THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Sub-accounts are referred to below by their specific names.

         Examples (amounts shown are rounded to the nearest dollar)

If you surrender your Annuity at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Sub-accounts                                                                               After:
                                                                  1 yr.           3 yrs.            5 yrs.            10 yrs.


JanCap Growth                                                       101              141               178              291
AST Janus Overseas Growth                                           105              151               194              324
LA Growth and Income                                                100              137               171              278
Fed Utility Inc                                                     100              136               169              274
Fed High Yield                                                      101              139               174              285
AST Money Market                                                     96              125               152              240
T. Rowe Price Asset Allocation                                      102              144               183              301
T. Rowe Price International Equity                                  103              147               188              311
T. Rowe Price Natural Resources                                     103              147               188              311
T. Rowe Price International Bond                                    102              143               181              298
T. Rowe Price Small Company Value                                   103              146               186              308
Founders Capital Appreciation                                       102              143               181              298
Founders Passport                                                   104              149               191              318
INVESCO Equity Income                                               100              137               172              280
PIMCO Total Return Bond                                              99              134               167              270
PIMCO Limited Maturity Bond                                          99              134               167              270
Berger Capital Growth                                               100              138               173              283
RS Value + Growth                                                   104              148               189              314
AST Putnam Value Growth & Income                                    101              140               177              290
AST Putnam International Equity                                     102              143               181              298
AST Putnam Balanced                                                 100              137               172              280
Twentieth Century Strategic Balanced                                102              143               182              300
Twentieth Century International Growth                              105              151               194              324
AA Growth                                                            98              131               162              260
AA Small Capitalization                                              99              134               167              270
AA MidCap Growth                                                     99              133               164              265
NB Partners                                                         100              136               170              277
MV Emerging Markets                                                 105              151               195              325




If you do not surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Sub-accounts                                                                               After:
                                                                  1 yr.           3 yrs.            5 yrs.          10 yrs.


JanCap Growth                                                        26               81               138              291
AST Janus Overseas Growth                                            30               91               154              324
LA Growth and Income                                                 25               77               131              278
Fed Utility Inc                                                      25               76               129              274
Fed High Yield                                                       26               79               134              285
AST Money Market                                                     21               65               112              240
T. Rowe Price Asset Allocation                                       27               84               143              301
T. Rowe Price International Equity                                   28               87               148              311
T. Rowe Price Natural Resources                                      28               87               148              311
T. Rowe Price International Bond                                     27               83               141              298
T. Rowe Price Small Company Value                                    28               86               146              308
Founders Capital Appreciation                                        27               83               141              298
Founders Passport                                                    29               89               151              318
INVESCO Equity Income                                                25               77               132              280
PIMCO Total Return Bond                                              24               74               127              270
PIMCO Limited Maturity Bond                                          24               74               127              270
Berger Capital Growth                                                25               78               133              283
RS Value + Growth                                                    29               88               149              314
AST Putnam Value Growth & Income                                     26               80               137              290
AST Putnam International Equity                                      27               83               141              298
AST Putnam Balanced                                                  25               77               132              280
Twentieth Century Strategic Balanced                                 27               83               142              300
Twentieth Century International Growth                               30               91               154              324
AA Growth                                                            23               71               122              260
AA Small Capitalization                                              24               74               127              270
AA MidCap Growth                                                     24               73               124              265
NB Partners                                                          25               76               130              277
MV Emerging Markets                                                  30               91               155              325

CONDENSED FINANCIAL INFORMATION: The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 1997 are shown below, as is yield information on the AST Money Market Sub-account. All or some of these Sub-accounts were available during the periods shown as investment options for other variable annuities we offer pursuant to different prospectuses. The charges assessed against the Sub-accounts under the terms of those other variable annuities are the same as the charges assessed against such Sub-accounts under the Annuity offered pursuant to this Prospectus.

Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price as of the dates shown for Units in each of the Class 1 Sub-accounts of Separate Account B that commenced operations prior to January 1, 1997 and are being offered pursuant to this Prospectus or which we offer pursuant to certain other prospectuses; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.




                                     Sub-account and the Year Sub-account Operations Commenced

                         AA                                                             AST
                        Small                            AA              AST          Putnam
                      Capitali-          AA            MidCap          Money        International    Founders          JanCap
                       zation          Growth          Growth          Market         Equity          Passport          Growth
                       (1988)          (1988)          (1993)          (1992)         (1989)           (1995)           (1992)
                       ------          ------          ------          ------         ------           ------           ------
No. of Units

  as of 12/31/96   14,939,269      15,666,357      14,528,945      42,435,169      17,220,688        9,922,698        46,779,164
  as of 12/31/95   12,317,364      12,092,291       8,299,743      30,564,442      14,393,137        2,601,283        28,662,737
  as of 12/31/94    9,356,764       5,614,760       4,308,374      27,491,389      14,043,215                0        22,354,170
  as of 12/31/93    7,101,658       2,997,458       1,450,892      11,422,783       9,063,464                0        13,603,637
  as of 12/31/92    4,846,024       1,482,037               0         457,872       1,948,773                0         1,476,139
  as of 12/31/91    2,172,189         559,779               0               0       1,092,902                0                 0
  as of 12/31/90      419,718          82,302               0               0         398,709                0                 0
  as of 12/31/89       35,438           6,900               0               0          29,858                0                 0
  as of 12/31/88        3,000               0               0               0               0                0                 0

Unit Price
  as of 12/31/96       $40.85          $34.84          $20.96          $11.16          $19.70           $11.39            $18.79
  as of 12/31/95        39.78           31.18           19.00           10.77           18.23            10.23             14.85
  as of 12/31/94        27.95           23.18           13.34           10.35           16.80                0             10.91
  as of 12/31/93        29.65           23.18           13.74           10.12           16.60                0             11.59
  as of 12/31/92        26.54           19.19               0           10.01           12.37                0             10.51
  as of 12/31/91        26.00           17.32               0               0           13.69                0                 0
  as of 12/31/90        16.74           12.51               0               0           12.98                0                 0
  as of 12/31/89        15.61           12.19               0               0           13.64                0                 0
  as of 12/31/88         9.63            9.96               0               0               0                0                 0



                                     Sub-account and the Year Sub-account Operations Commenced

                         LA                                                           T. Rowe          T. Rowe          T. Rowe
                       Growth            AST             Fed             Fed           Price            Price            Price
                         and           Putnam          Utility          High           Asset        International       Natural
                       Income         Balanced         Income           Yield       Allocation         Equity          Resources
                       (1992)          (1993)          (1993)          (1994)         (1994)           (1994)           (1995)
No. of Units

  as of 12/31/96   28,937,085      20,691,852       9,062,152      15,460,522       8,863,840       32,628,595         6,061,852
  as of 12/31/95   18,411,759      20,163,848       8,642,186       6,915,158       4,868,956       17,935,251           808,605
  as of 12/31/94    7,479,449      13,986,604       7,177,232       2,106,791       2,320,063       11,166,758                 0
  as of 12/31/93    4,058,228       8,743,758       5,390,887               0               0                0                 0
  as of 12/31/92      956,949               0               0               0               0                0                 0
  as of 12/31/91            0               0               0               0               0                0                 0
  as of 12/31/90            0               0               0               0               0                0                 0
  as of 12/31/89            0               0               0               0               0                0                 0
  as of 12/31/88            0               0               0               0               0                0                 0

Unit Price
  as of 12/31/96       $17.79          $13.70          $13.41          $12.62          $13.30           $11.70            $14.19
  as of 12/31/95        15.22           12.49           12.20           11.27           11.92            10.39             11.01
  as of 12/31/94        11.98           10.34            9.81            9.56            9.80             9.49                 0
  as of 12/31/93        11.88           10.47           10.69               0               0                0                 0
  as of 12/31/92        10.60               0               0               0               0                0                 0
  as of 12/31/91            0               0               0               0               0                0                 0
  as of 12/31/90            0               0               0               0               0                0                 0
  as of 12/31/89            0               0               0               0               0                0                 0
  as of 12/31/88            0               0               0               0               0                0                 0





                                     Sub-account and the Year Sub-account Operations Commenced

                       T. Rowe                                          PIMCO          PIMCO
                        Price         Founders         INVESCO          Total         Limited          Berger
                    International      Capital         Equity          Return        Maturity         Capital             NB
                        Bond        Appreciation       Income           Bond           Bond            Growth          Partners
                       (1994)          (1994)          (1994)          (1994)         (1995)           (1994)           (1995)
                       ------          -----           ------          ------         ------           ------           ------
No. of Units

  as of 12/31/96    8,677,712      12,282,211      23,592,226      29,921,643      18,894,375        9,563,858        18,457,334
  as of 12/31/95    4,186,695       6,076,373      13,883,712      19,061,840      15,058,644        3,658,836         7,958,498
  as of 12/31/94    1,562,364       2,575,105       6,633,333       4,577,708               0          301,267                 0
  as of 12/31/93            0               0               0               0               0                0                 0
  as of 12/31/92            0               0               0               0               0                0                 0
  as of 12/31/91            0               0               0               0               0                0                 0
  as of 12/31/90            0               0               0               0               0                0                 0
  as of 12/31/89            0               0               0               0               0                0                 0
  as of 12/31/88            0               0               0               0               0                0                 0

Unit Price
  as of 12/31/96       $10.98          $16.54          $14.23          $11.48          $10.62           $13.99            $15.39
  as of 12/31/95        10.51           13.97           12.33           11.26           10.37            12.20             12.05
  as of 12/31/94         9.59           10.69            9.61            9.61               0             9.94                 0
  as of 12/31/93            0               0               0               0               0                0                 0
  as of 12/31/92            0               0               0               0               0                0                 0
  as of 12/31/91            0               0               0               0               0                0                 0
  as of 12/31/90            0               0               0               0               0                0                 0
  as of 12/31/89            0               0               0               0               0                0                 0
  as of 12/31/88            0               0               0               0               0                0                 0


                                     Sub-account and the Year Sub-account Operations Commenced

                         RS              MV
                       Value +        Emerging
                       Growth          Markets
                       (1996)          (1996)
No. of Units

  as of 12/31/96    4,324,161       2,360,940
  as of 12/31/95            0               0
  as of 12/31/94            0               0
  as of 12/31/93            0               0
  as of 12/31/92            0               0
  as of 12/31/91            0               0
  as of 12/31/90            0               0
  as of 12/31/89            0               0
  as of 12/31/88            0               0

Unit Price
  as of 12/31/96       $10.89          $10.25
  as of 12/31/95            0               0
  as of 12/31/94            0               0
  as of 12/31/93            0               0
  as of 12/31/92            0               0
  as of 12/31/91            0               0
  as of 12/31/90            0               0
  as of 12/31/89            0               0
  as of 12/31/88            0               0

Information is not shown above for Sub-accounts that had not commenced operations prior to January 1, 1997.


The financial statements of the Sub-accounts being offered to you are found in the Statement of Additional Information.

         Yields On Money Market Sub-account: Shown below are the current and effective yields for a hypothetical contract. The yield is calculated based on the performance of the AST Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charges against the Sub-account. Please note that current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.


                      Sub-account                       Current Yield                     Effective Yield
                   AST Money Market                         3.53%                              3.59%


INVESTMENT OPTIONS: We offer a range of variable and fixed options as ways to invest your Account Value.

         Variable Investment Options: During the accumulation phase, we offer a number of Sub-accounts as variable investment options. These are all Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B"). Each of these Sub-accounts invests exclusively in one underlying mutual fund, or a portfolio of an underlying mutual fund. As of the date of this Prospectus, our Sub-accounts and the underlying mutual funds or portfolios in which they invest are as follows:

Underlying Mutual Fund:            Neuberger & Berman                  Underlying Mutual Fund:          The Alger American
                            Advisers Management Trust                                                                  Fund

Sub-account          Underlying Mutual Fund Portfolio                  Sub-account         Underlying Mutual Fund Portfolio

NB Partners                                  Partners                  AA Small Capitalization         Small Capitalization
                                                                       AA Growth                                     Growth
                                                                       AA MidCap Growth                       MidCap Growth



                                           Underlying Mutual Fund: American Skandia Trust

                  Sub-account                                                              Underlying Mutual Fund Portfolio

                  JanCap Growth                                                                               JanCap Growth
                  AST Janus Overseas Growth                                                       AST Janus Overseas Growth
                  LA Growth and Income                                                        Lord Abbett Growth and Income
                  Fed Utility Inc                                                                  Federated Utility Income
                  Fed High Yield                                                                       Federated High Yield
                  AST Money Market                                                                         AST Money Market
                  T. Rowe Price Asset Allocation                                             T. Rowe Price Asset Allocation
                  T. Rowe Price International Equity                                     T. Rowe Price International Equity
                  T. Rowe Price Natural Resources                                           T. Rowe Price Natural Resources
                  T. Rowe Price International Bond                                         T. Rowe Price International Bond
                  T. Rowe Price Small Company Value                                       T. Rowe Price Small Company Value
                  Founders Capital Appreciation                                               Founders Capital Appreciation
                  Founders Passport                                                                       Founders Passport
                  INVESCO Equity Income                                                               INVESCO Equity Income
                  PIMCO Total Return Bond                                                           PIMCO Total Return Bond
                  PIMCO Limited Maturity Bond                                                   PIMCO Limited Maturity Bond
                  Berger Capital Growth                                                               Berger Capital Growth
                  RS Value + Growth                                                       Robertson Stephens Value + Growth
                  AST Putnam Value Growth & Income                                         AST Putnam Value Growth & Income
                  AST Putnam International Equity                                           AST Putnam International Equity
                  AST Putnam Balanced                                                                   AST Putnam Balanced
                  Twentieth Century Strategic Balanced                                 Twentieth Century Strategic Balanced
                  Twentieth Century International Growth                             Twentieth Century International Growth

                  Underlying Mutual Fund:                                                        Montgomery Variable Series

                  Sub-account                                                              Underlying Mutual Fund Portfolio

                  MV Emerging Markets                                         Montgomery Variable Series:  Emerging Markets

Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts.

We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B (see "Modifications").

Each underlying mutual fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Each underlying mutual fund or portfolio thereof may or may not be diversified as defined in the 1940 Act. As of the date of this Prospectus, the portfolios in which Sub-accounts offered pursuant to this Prospectus invest are those shown above. A summary of the investment objectives and policies of such underlying mutual fund portfolios is found in Appendix B. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the underlying mutual fund portfolios are available only to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Code.

The investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of each underlying mutual fund and the statements of additional information for such underlying mutual fund. Also included in such information is the investment policy of each mutual fund or portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any underlying mutual fund or portfolio will meet its investment objectives.

Shares of the underlying mutual funds may be available to variable life insurance and variable annuity separate accounts of other insurance companies. Possible consequences of this multiple availability are discussed in the subsection entitled Resolving Material Conflicts.


The prospectus for any underlying mutual fund or funds being considered by you should be read in conjunction herewith. A copy of each prospectus may be obtained without charge from us by calling 1-800-752-6342 or writing to us at either P.O. Box 883, Attention: Concierge Desk, Shelton, Connecticut, 06484-0883, or to our electronic mail address which is customerservice@Skandia.com.


         Fixed Investment Options: For the payout phase you may elect fixed annuity payments based on our then current annuity rates. The discussion below describes the fixed investment options in the accumulation phase.

As of the date of this Prospectus we offer in most jurisdictions in which the Annuity is available Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation is accounted for separately. Each Fixed Allocation earns a fixed rate of interest throughout a set period of time called a Guarantee Period. Multiple Fixed Allocations are permitted, subject to our allocation rules. The duration of a Guarantee Period may be the same or different from the duration of the Guarantee Periods of any of your prior Fixed Allocations.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group Annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we will take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA (see "Account Value of the Fixed Allocations").

A Guarantee Period for a Fixed Allocation begins: (a) when all or part of a Net Purchase Payment is allocated for that particular Guarantee Period; (b) upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or (c) when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.


The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one quarter percent of interest (2.25%).


Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our mortality and expense risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

OPERATIONS OF THE SEPARATE ACCOUNTS: The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. In the payout phase, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account.

         Separate Accounts: We are the legal owner of assets in the separate accounts. Income, gains and losses, whether or not realized, from assets allocated to these separate accounts, are credited to or charged against each such separate account in accordance with the terms of the annuities supported by such assets without regard to our other income, gains or losses or to the income, gains or losses in any other of our separate accounts. We will maintain assets in each separate account with a total market value at least equal to the reserve and other liabilities we must maintain in relation to the annuity obligations supported by such assets. These assets may only be charged with liabilities which arise from such annuities. This may include Annuities offered pursuant to this Prospectus or certain other annuities we may offer. The investments made by separate accounts are subject to the requirements of applicable state laws. These investment requirements may differ between those for separate accounts supporting variable obligations and those for separate accounts supporting fixed obligations.

         Separate Account B: In the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in our Separate Account B. Separate Account B consists of multiple Sub-accounts. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

The   Sub-accounts   offered  pursuant  to  this  Prospectus  are  all  Class  1
Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts.

The amount of our obligations in relation to allocations to the  Sub-accounts is
based  on  the  investment  performance  of  such  Sub-accounts.   However,  the
obligations themselves are our general corporate obligations.

Separate Account B is registered with the SEC under the 1940 Act as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account B. Each Sub-account invests only in a single mutual fund or mutual fund portfolio.

The only Sub-accounts available for allocation of your Account Value are those offered pursuant to this Prospectus. Persons interested in our other annuities may be offered the same or different Sub-accounts of Separate Account B or any of our other separate accounts. Such sub-accounts may invest in some or all of the same underlying mutual funds or portfolios of such underlying mutual funds as the Sub-accounts offered pursuant to this Prospectus. As of the date of this Prospectus, the Annuities offered pursuant to this Prospectus and annuities offered pursuant to a number of other prospectuses maintained assets in Class 1 Sub-accounts. We may offer additional annuities that maintain assets in Class 1 Sub-accounts. In addition, some of the Class 1 Sub-accounts may invest in underlying mutual funds or underlying mutual fund portfolios in which Sub-accounts in other classes of Separate Account B invest.

You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds. Portfolios added to the underlying mutual funds may or may not be offered through added Sub-accounts.

Sub-accounts are permitted to invest in underlying mutual funds or portfolios that we consider suitable. We also reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account, nor is there any assurance that the Account Value allocated to the Sub-accounts will equal the amounts allocated to the Sub-accounts as of any time other than the Valuation Period of such allocation. You bear the entire investment risk.

         Separate Account D: In the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D, which is a "non-unitized" separate account. Such obligations are based on the interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no discrete units in Separate Account D. No party with rights under any annuity nor any group contract owner participates in the investment gain or loss from assets belonging to Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

If you surrender, withdraw or transfer Account Value from a Fixed Allocation before the end of its Guarantee Period, you bear the risk inherent in the MVA (see "Account Value of the Fixed Allocations"). The Account Value of a Fixed Allocation is guaranteed on its Maturity Date (and, where required by law, the 30 days prior to the Maturity Date) to be its then current Interim Value.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

         (1) The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

         (2) We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:


                  (a) Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

                  (b) At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.


We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

         (3) We have the sole discretion to employ investment managers that we believe are qualified, experienced and reputable to manage Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, J. P. Morgan Investment Management, Inc. Each manager is responsible for investment management of different portions of Separate Account
D. From time to time additional investment managers may be employed or investment manager may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

         (4) The assets in Separate Account D are accounted for at their market value, rather than at book value.

         (5) We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

INSURANCE ASPECTS OF THE ANNUITY: As an insurance company we bear the insurance risk inherent in the Annuity. This includes the risks that mortality and expenses exceed our expectations, and the investment and re-investment risks in relation to the assets supporting obligations not based on the investment performance of a separate account. We are subject to regulation that requires reserving and other practices in a manner that minimizes the insurance risk (see "Regulation").

CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY: The Annuity charges which are assessed or may be assessable under certain circumstances are the contingent deferred sales charge, the maintenance fee, a charge for taxes and a transfer fee. These charges are allocated according to our rules. The maintenance fee and transfer charge are not assessed if no Account Value is maintained in the Sub-accounts at the time such fee or charge is payable. However, we make certain assumptions regarding maintenance and transfer expenses as part of the overall expense assumptions used in determining the interest rates we credit to Fixed Allocations. Charges are also assessed against the Sub-accounts and the underlying mutual funds. We also may charge you for special services, such as dollar cost averaging, Systematic Withdrawals, Minimum Distributions, and additional reports. As of the date of this Prospectus, we do not charge you for any special services.

         Contingent Deferred Sales Chargee: Although we incur sales expenses in connection with the sale of contracts (for example, preparation of sales literature, expenses of selling and distributing the contracts, including commissions, and other promotional costs), we do not deduct any charge from your Purchase Payments for such expenses. However, a contingent deferred sales charge may be assessed. We assess a contingent deferred sales charge against the portion of any withdrawal or surrender that is deemed to be a liquidation of your Purchase Payments paid within the preceding seven years. The contingent deferred sales charge applies to each Purchase Payment that is liquidated. It is a decreasing percentage of the Purchase Payment being liquidated. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is applied to your Account Value. The charge for Annuities issued for delivery in all jurisdictions except New York is: year 1 -7.5%; year 2 - 7.0%; year 3 - 6.0%; year 4 - 5.0%; year 5 - 4.0%; year 6 -
3.0%; year 7 - 2.0%; year 8 and thereafter - 0%. The charge for Annuities issued for delivery in New York is: year 1 -7.5%; year 2 - 6.5%; year 3 - 5.5%; year 4
- 4.5%; year 5 - 3.5%; year 6 - 2.5%; year 7 - 1.5%; year 8 and thereafter - 0%.

Each Annuity Year in the accumulation phase you may withdraw a limited amount of Account Value without application of any contingent deferred sales charge (see "Free Withdrawal"). However, for purposes of the contingent deferred sales charge, amounts withdrawn as free withdrawals are not considered a liquidation of Purchase Payments. Account Value is deemed withdrawn according to specific rules in determining how much, if any, contingent deferred sales charge applies to a partial withdrawal (see "Partial Withdrawal"). There is no contingent deferred sales charge if all Purchase Payments were received at least 7 years prior to the date of either a full surrender or partial withdrawal. Where permitted by law, any contingent deferred sales charge applicable to a full surrender is waived if such full surrender qualifies under our rules as a medically-related withdrawal (see "Medically-Related Surrenders").

From time to time we may reduce the amount of the contingent deferred sales charge, the period during which it applies, or both, when Annuities are sold to individuals or a group of individuals in a manner that reduces sales expenses. We would consider such factors as: (a) the size and type of group; (b) the amount of Purchase Payments; (c) present Owners making additional Purchase Payments; and/or (d) other transactions where sales expenses are likely to be reduced.


No contingent deferred sales charge is imposed when any group annuity contract or any Annuity issued pursuant to this Prospectus is owned on its Issue Date by:
(a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager or sub-advisor providing investment management and/or advisory services to an underlying mutual fund or any affiliate of such investment manager or sub-advisor; (e) a director, officer, employee or registered representative of a broker-dealer that has a then current selling agreement with American Skandia Marketing, Incorporated; (f) the then current spouse of any such person noted in (b) through (e), above; and (g) parents of any such person noted in (b) through (e) above; and (h) such person's child or other legal dependent under the age of 21. No such group annuity contract or Annuity is eligible for any Additional Amount due to the size of Purchase Payments (see "Breakpoints").


No contingent deferred sales charge is assessed on Minimum Distributions, to the extent such Minimum Distributions are required from your Annuity at the time it is taken. However, the charge may be assessed for any partial withdrawal taken in excess of the Minimum Distribution, even if such amount is taken to meet minimum distribution requirements in relation to other savings or investments held pursuant to various retirement plans designed to qualify for preferred tax treatment under various sections of the Code (see "Minimum Distributions").

Any elimination of the contingent deferred sales charge or any reduction to the amount or duration of such charges will not discriminate unfairly between Annuity purchasers. We will not make any such changes to this charge where prohibited by law.



         Maintenance Fee: A maintenance fee equaling the smaller of $30 or 2% of your then current Account Value is deducted from the Account Values in the Sub-accounts annually and upon surrender. The fee is limited to the Account Values in the Sub-accounts as of the Valuation Period such fee is due.

         Tax Charges: In several states a tax is payable. We will deduct the amount of tax payable, if any, from your Purchase Payments if the tax is then incurred or from your Account Value when applied under an annuity option if the tax is incurred at that time. The amount of the tax varies from jurisdiction to jurisdiction. It may also vary depending on whether the Annuity qualifies for certain treatment under the Code. In each jurisdiction, the state legislature may change the amount of any current tax, may decide to impose the tax, eliminate it, or change the time it becomes payable. In those jurisdictions imposing such a tax, the tax rates currently in effect range up to 3 1/2% and are subject to change. In addition to state taxes, local taxes may also apply. The amounts of these taxes may exceed those for state taxes.


         Transfer Fee: We charge $10.00 for each transfer after the twelfth in any Annuity Year. However, the fee is only charged if there is Account Value in at least one Sub-account immediately subsequent to such transfer.

         Allocation Of Annuity Charges: Charges applicable to a surrender are used in calculating Surrender Value. Charges applicable to any type of withdrawal are taken from the investment options in the same ratio as such a withdrawal is taken from the investment options (see "Allocation Rules"). The transfer fee is assessed against the Sub-accounts in which you maintain Account Value immediately subsequent to such transfer. The transfer fee is allocated on a pro-rata basis in relation to the Account Values in such Sub-accounts as of the Valuation Period for which we price the applicable transfer. No fee is assessed if there is no Account Value in any Sub-account at such time. Tax charges are assessed against the entire Purchase Payment or Account Value as applicable. The maintenance fee is assessed against the Sub-accounts on a pro-rata basis in relation to the Account Values in each Sub-account as of the Valuation Period for which we price the fee.

CHARGES ASSESSED AGAINST THE ASSETS: There are charges assessed against assets in the Sub-accounts. These charges are described below. There are no charges deducted from the Fixed Allocations. The factors we use in determining the interest rates we credit Fixed Allocations are described above in the subsection entitled Fixed Investment Options. No charges are deducted from assets supporting fixed or adjustable annuity payments. The factors we use in determining fixed or adjustable annuity payments include, but are not limited to, our expected investment returns, costs, risks and profit targets. We reserve the right to assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

         Administration Charge: We assess each Class 1 Sub-account, on a daily basis, an administration charge. The charge is 0.15% per year of the average daily total value of such Sub-account.


The administration charge and maintenance fee can be increased only for Annuities issued subsequent to the effective date of any such change.



From time to time we may reduce the amount of the maintenance fee and/or the administration charge. We may do so when Annuities are sold to individuals or a group of individuals in a manner that reduces maintenance and/or administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where maintenance and/or administration expenses are likely to be reduced.

Any elimination of the maintenance fee and/or the administration charge or any reduction of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to these charges where prohibited by law.

         Mortality and Expense Risk Charges: For Class 1 Sub-accounts, the mortality risk charge is 0.90% per year and the expense risk charge is 0.35% per year. These charges are assessed in combination each day against each Sub-account at the rate of 1.25% per year of the average daily total value of each Sub-account.


With respect to the mortality risk charge, we assume the risk that the mortality experience under the Annuities may be less favorable than our assumptions. This could arise for a number of reasons, such as when persons upon whose lives annuity payments are based live longer than we anticipated, or when the Sub-accounts decline in value resulting in losses in paying death benefits. If our mortality assumptions prove to be inadequate, we will absorb any resulting loss. Conversely, if the actual experience is more favorable than our assumptions, then we will benefit from the gain. We also assume the risk that the administration charge may be insufficient to cover our administration costs.


CHARGES OF THE UNDERLYING MUTUAL FUNDS: Each underlying mutual fund assesses various charges for investment management and investment advisory fees. These charges generally differ between portfolios within the same underlying mutual fund. You will find additional details in each fund prospectus and the statements of additional information.

PURCHASING ANNUITIES: You may purchase an Annuity for various purposes. You must meet our requirements before we issue an Annuity and it takes effect. Certain benefits may be available to certain classes of purchasers, including, but not limited to those who submit Purchase Payments above specified breakpoint levels. You have a "free-look" period during which you may return your Annuity for a refund amount which may be less or more than your Purchase Payment, except in specific circumstances.


         Uses Of The Annuity: The Annuity may be issued in connection with or purchased as a funding vehicle for certain retirement plans designed to meet the requirements of various sections of the Code. These include, but are not limited to: (a) Sections 401 (corporate, association, or self-employed individuals' retirement plans); (b) Section 403(b) (tax-sheltered annuities available to employees of certain qualifying employers); and (c) Section 408 (individual retirement accounts and individual retirement annuities - "IRAs"; Simplified Employee Pensions). With respect to tax sheltered annuities, purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides an increasing minimum death benefit. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan. We may require additional information regarding such plans before we issue an Annuity to be used in connection with such retirement plans. We may also restrict or change certain rights and benefits if, in our opinion, such restrictions or changes are necessary for your Annuity to be used in connection with such retirement plans. Currently, the Annuity is not offered in connection with Section 401 plans. The Annuity may also be used in connection with plans that do not qualify under the sections of the Code noted above. Some of the potential tax consequences resulting from various uses of the Annuities are discussed in the section entitled "Certain Tax Considerations".


         Application And Initial Payment: You must meet our underwriting requirements and forward a Purchase Payment if you seek to purchase an Annuity. These requirements may include a properly completed Application. Where permitted by law, we may issue an Annuity without completion of an Application for certain classes of Annuities.


The minimum initial Purchase Payment we accept is $10,000 if the Annuity is not to be used in connection with a plan which is designed to qualify for special treatment under the Code (see "Certain Tax Considerations") or unless you authorize the use of bank drafting to make Purchase Payments (see "Skandia's Systematic Investment Plan"). The minimum is $2,000 if the Annuity is purchased in connection with a plan which is designed to so qualify unless you authorize the use of bank drafting. If you choose bank drafting, we will accept a lower initial Purchase Payment provided that the Purchase Payments received in the first year total at least $10,000. The initial Purchase Payment must be paid by check or by wire transfer. It cannot be made through bank drafting. Our Office must give you prior approval before we accept a Purchase Payment that would result in the Account Value of all annuities you maintain with us exceeding $500,000. We confirm each Purchase Payment in writing. Multiple annuities purchased from us within the same calendar year may be treated for tax purposes as if they were a single annuity (see "Certain Tax Considerations").


We reserve the right to allocate your initial Net Purchase Payment to the investment options up to two business days after we receive, at our Office, all of our requirements for issuing the Annuity as applied for. We may retain the Purchase Payment and not allocate the initial Net Purchase Payment to the investment options for up to five business days while we attempt to obtain all such requirements. We will try to reach you or any other party from whom we need any information or materials. If the requirements cannot be fulfilled within that time, we will (a) attempt to inform you of the delay, and (b) return the amount of the Purchase Payment, unless you specifically consent to our retaining it until all our requirements are met. Once our requirements are met, the initial Net Purchase Payment is applied to the investment options within two business days. Once we accept your Purchase Payment and our requirements are met, we issue an Annuity.

         Breakpoints: Wherever allowed by law, we reserve the right to credit certain additional amounts ("Additional Amounts") to your Annuity if you submit large initial or subsequent Purchase Payments. Such Additional Amounts are credited by us on your behalf with funds from our general account. As of the date of this Prospectus, we were making such a program available. However, we reserve the right to modify, suspend or terminate it at any time, or from time to time, without notice.

The current breakpoints for qualifying for Additional Amounts are shown below. Also shown is the value of such Additional Amounts as a percentage of your Purchase Payment.

                                                                                    Additional Amount as a
                  Purchase Payment                                      Percentage of the Purchase Payment

                  At least $1,000,000.00 but less than $5,000,000.00                                 3.00%

                  At least $5,000,000.00 or more                                                     3.75%

Additional Amounts are added at the same time the qualifying Net Purchase Payment is allocated to the investment options, and are allocated to the investment options in the same manner as such qualifying Net Purchase Payment. Should you exercise your right to return the Annuity, any Additional Amount will be deducted from your Account Value prior to determining the amount to be returned to you. We do not consider Additional Amounts to be "investment in the contract" for income tax purposes (see "Certain Tax Considerations"). Additional Amounts credited are not included in any amounts you may withdraw without assessment of the contingent deferred sales charge (see "Contingent Deferred Sales Charge").

Generally, the breakpoints apply separately to each Purchase Payment. However, we will apply the breakpoints cumulatively if you provide us In Writing evidence satisfactory to us that you will submit additional Purchase Payments within a 13 month period. We may require an initial Purchase Payment of at least $500,000.00 before we agree to such a program if it is designed to provide a total of at least $1,000,000.00 of Purchase Payments over 13 months. We may require an initial Purchase Payment of at least $2,500,000.00 before we agree to such a program if it is designed to provide a total of at least $5,000,000.00 of Purchase Payments over 13 months. We retain the right to recover an amount from your Annuity if such additional Purchase Payments are not received. The amount we may recover is the Additional Amounts when applied. Amounts recovered will be taken pro-rata from the investment options based on the Account Values in the investment options as of the date of the recovery. If the amount of the recovery exceeds your then current Surrender Value, we will recover all remaining Account Value and terminate your Annuity.

Failure to inform us In Writing at or prior to the time of the initial Purchase Payment that you intend to submit a pair or series of large Purchase Payments within a 13 month period may result in your Annuity being credited no Additional Amounts or fewer Additional Amounts than would otherwise be credited to you.


         Skandia's Systematic Investment Plan ("bank drafting"): You may make Purchase Payments to your Annuity using bank drafting, but only for allocations to variable investment options. However, you must pay at least one prior Purchase Payment by check or wire transfer. We will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $10,000 if you also furnish bank drafting instructions that provide amounts that will meet a $10,000 minimum Purchase Payment requirement to be paid within 12 months. For Annuities designed to qualify for special tax treatment under the Code, we will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $2,000 if you also furnish bank drafting instructions that provide amounts that will meet a $1,000 minimum Purchase Payment requirement to be paid within 12 months. We will accept an initial Purchase Payment in an amount as low as $100, but it must be accompanied by a bank drafting authorization form allowing monthly Purchase Payments of at least $75.


         Periodic Purchase Payments: We may, from time-to-time, offer opportunities to make Purchase Payments automatically on a periodic basis, subject to our rules. These opportunities may include, but are not limited to, certain salary reduction programs agreed to by an employer. As of the date of this Prospectus, we only agree to accept Purchase Payments on such a basis if:
(a) we receive your request In Writing for a salary reduction program and we agree to accept Purchase Payments on this basis; (b) the allocations are only to variable investment options or the frequency and number of allocations to fixed investment options is limited in accordance with our rules; and (c) the total amount of Purchase Payments in the first Annuity Year is scheduled to equal at least our then current minimum requirements. We may also require an initial
Purchase Payment to be submitted by check or wire before agreeing to such a program. Our minimum requirements may differ based on the usage of the Annuity, such as whether it is being used in conjunction with certain retirement plans.





         Right to Return the Annuity: You have the right to return the Annuity within a specified period known as a "free-look" period. Depending on the applicable legal and regulatory requirements, this period may be within ten days of receipt, twenty-one days of receipt or longer. To exercise your right to return the Annuity during the "free-look" period, you must return the Annuity. The amount to be refunded is the then current Account Value plus any tax charge deducted and less any Additional Amounts added due to premium size (see "Breakpoints"). This is the "standard refund". If necessary to meet Federal requirements for IRAs or certain state law requirements, we return the greater of the "standard refund" or the Purchase Payments received less any withdrawals (see "Allocation of Net Purchase Payments"). We tell you how we determine the amount payable under any such right at the time we issue your Annuity. Upon the termination of the "free-look" period, if you surrender your Annuity, you may be assessed certain charges (see "Charges Assessed or Assessable Against the Annuity").



For annuities subject to New York law, notice given by mail and return of the Annuity by mail are effective on being postmarked, properly addressed and postage prepaid. If the Annuity is returned to the agent, other than by mail, the effective date of surrender of the Annuity will be the date the Annuity is received by the agent. The amount payable as to any amounts allocated to the variable investment options equals the Account Value plus any fees or charges deducted as of the date the cancellation request is either postmarked or returned to the agent. If you choose to allocate any portion of your Purchase Payment to the variable investment options, you bear the investment risk during this period. The amount payable as to any amounts allocated to the fixed investment options equals the greater of (i) the Purchase Payment, less any withdrawals, or (ii) the current Account Value of the Annuity plus any fees or charges deducted on the date the cancellation request is either postmarked or returned to the agent.

         Allocation of Net Purchase Payments: All allocations of Net Purchase Payments are subject to our allocation rules (see "Allocation Rules"). Allocation of the portion of the initial Purchase Payment and any Net Purchase Payments received during the free-look period that you wish to allocate to any Sub-accounts are subject to an additional allocation rule if state law requires return of at least your Purchase Payments should you return the Annuity under such free-look provision. If such state law applies to your Annuity: (a) we allocate any portion of any such Net Purchase Payments that you indicate you wish to go into the Sub-accounts to the AST Money Market Sub-account; and (b) at the end of such free-look period we reallocate Account Value according to your then most recent allocation instructions to us, subject to our allocation rules. However, where permitted by law in such jurisdictions, we will allocate such Net Purchase Payments according to your instructions, without any temporary allocation to the AST Money Market Sub-account, if you execute a return waiver ("Return Waiver"). Under the Return Waiver, you waive your right to the return of the greater of the "standard refund" or the Purchase Payments received less any withdrawals. Instead, you only are entitled to the return of the "standard refund" (see "Right to Return the Annuity").


Your initial Purchase Payment, as well as other Purchase Payments will be allocated in accordance with the then current requirements of any rebalancing, asset allocation or market timing type of program which you have authorized or have authorized an independent third party to use in connection with your Annuity (see "Allocation Rules"). You must provide us with allocation instructions In Writing if you wish to change your current allocations when making subsequent Purchase Payments.


         Balanced Investment Program: We offer a balanced investment program if Fixed Allocations are available under your Annuity. If you choose this program, we commit a portion of your initial Net Purchase Payment as a Fixed Allocation for the Guarantee Period you select. This Fixed Allocation will have grown pre-tax to equal the exact amount of your entire initial Purchase Payment at the end of its initial Guarantee Period if no amounts are transferred or withdrawn from such Fixed Allocation. The rest of your initial Net Purchase Payment is invested in the other investment options you select. We reserve the right, from time to time, to credit additional amounts to Fixed Allocations ("Additional Amounts") if you allocate Purchase Payments in accordance with the balanced investment program we offer. We do so at our sole discretion. Such an offer is subject to our rules, including but not limited to, a change to the MVA formula. For more information, see "Additional Amounts in the Fixed Allocations".

         Ownership, Annuitant and Beneficiary Designations: You make certain designations that apply to the Annuity if issued. These designations are subject to our rules and to various regulatory or statutory requirements depending on the use of the Annuity. These designations include an Owner, a contingent Owner, an Annuitant, a Contingent Annuitant, a Beneficiary, and a contingent Beneficiary. Certain designations are required, as indicated below. Such designations will be revocable unless you indicate otherwise or we endorse your Annuity to indicate that such designation is irrevocable to meet certain regulatory or statutory requirements.

Some of the tax implications of various designations are discussed in the section entitled "Certain Tax Considerations". However, there are other tax issues than those addressed in that section, including, but not limited to, estate and inheritance tax issues. You should consult with a competent tax counselor regarding the tax implications of various designations. You should also consult with a competent legal advisor as to the implications of certain designations in relation to an estate, bankruptcy, community property, where applicable, and other matters.

An Owner must be named. You may name more than one Owner. If you do, all rights reserved to Owners are then held jointly. We require the consent In Writing of all joint Owners for any transaction for which we require the written consent of Owners. Where required by law, we require the consent In Writing of the spouse of any person with a vested interest in an Annuity. Naming someone other than the payor of any Purchase Payment as Owner may have gift, estate or other tax implications.

Where allowed by law, you may name a contingent Owner. However, this designation takes effect only on or after the Annuity Date.

You must name an Annuitant. We do not accept a designation of joint Annuitants. Where allowed by law, you may name one or more Contingent Annuitants.


There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant and the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code, such as
Section 401 (a "non-qualified" trust). In general, the Code is designed to prevent the benefit of tax deferral from continuing for long periods of time on an indefinite basis. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion. Where allowed by law, you must name Contingent Annuitants according to our rules when an Annuity is used as a funding vehicle for certain retirement plans designed to meet the requirements of Section 401 of the Code.


You may name more than one primary and more than one contingent Beneficiary, and if you do, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you have requested otherwise In Writing. If the primary Beneficiary dies before death proceeds become payable, the proceeds will become payable to the contingent Beneficiary. If no Beneficiary is alive when death proceeds become payable or in the absence of any Beneficiary designation, the proceeds will vest in you or your estate.

ACCOUNT VALUE AND SURRENDER VALUE: In the accumulation phase your Annuity has an Account Value. Your total Account Value is the sum of your Account Value in each investment option. Surrender Value is the Account Value less any applicable contingent deferred sales charge and any applicable maintenance fee.

         Account Value in the Sub-accounts: We determine your Account Value separately for each Sub-account. To determine the Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. The method we use to determine Unit Prices is shown in the Statement of Additional Information.

The number of Units attributable to you in a Sub-account is the number of Units you purchased less the number transferred or withdrawn. We determine the number of Units involved in any transaction specified in dollars by dividing the dollar value of the transaction by the Unit Price of the effected Sub-account as of the Valuation Period applicable to such transaction.

         Account Value of the Fixed Allocations: We determine the Account Value of each Fixed Allocation separately. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA.



A formula is used to determine the MVA. The formula is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date for which the Account Value is being determined. The formula is:

                               [(1+I) / (1+J)]N/12

                                     where:

         I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate for your class of annuities for new Fixed Allocations with Guarantee Periods of durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in such Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula. This formula is described in the Statement of Additional Information.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. Account Value is reduced when the applicable Current Rate exceeds the rate being credited to a Fixed Allocation. Account Value is increased when the applicable Current Rate is less than the rate being credited to a Fixed Allocation. See the Statement of Additional Information for an illustration of how the MVA works.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

         Additional Amounts in the Fixed Allocations: To the extent permitted by law, we reserve the right, from time to time, to credit Additional Amounts to Fixed Allocations. We may do so at our sole discretion. We may offer to credit such Additional Amounts only in relation to Fixed Allocations of specific durations (i.e. 10 years) when used as part of certain programs we offer such as the balanced investment program and dollar cost averaging (see "Balanced
Investment Program" and "Dollar Cost Averaging"). We would provide such Additional Amounts with funds from our general account and credit them to the applicable Fixed Allocation. Such a program is subject to the following rules:

         (1) The Additional Amounts are credited in relation to initial or additional Purchase Payments, not to Account Value transferred to a Fixed Allocation for use in the applicable programs. The Additional Amounts are not credited in relation to any exchange of another annuity issued by us for an Annuity.

         (2) The Additional Amounts are credited as of the later of the date the applicable Purchase Payment is allocated to the applicable Fixed Allocation or the 30th day after the Issue Date.

         (3) Interest on the Additional Amounts is credited as of the date the applicable Purchase Payment is allocated to the applicable Fixed Allocation.

         (4) The Additional Amounts are a percentage of the amount credited to the applicable Fixed Allocation. However, we may change the percentage from time to time.

         (5) There is a change to the MVA formula. The formula changes from [(1+I) / (1+J)]N/12 to [(1+I) / (1+J+0.0010)]N12 (see "Account Value of the
Fixed Allocations"). This change would only apply to a transfer, surrender or withdrawal from the applicable Fixed Allocation, but not to any payments of death benefit proceeds or a medically-related surrender (see "Medically-Related Surrender"). This change could reduce your Account Value.

         (6) We do not consider Additional Amounts to be "investment in the contract" for income tax purposes (see "Certain Tax Considerations").

         (7) Additional Amounts credited are not included in any amounts you may withdraw without assessment of the contingent deferred sales charge pursuant to the Free Withdrawal provision (see "Free Withdrawals").

         (8) We determine if a Purchase Payment is received during the period any such program is offered based on the earlier of: (a) the date we receive at our Office the applicable Purchase Payment; or (b) the date we receive at our Office our requirements in relation to either an exchange of an existing annuity issued by another insurer or a "rollover" or transfer of such an annuity pursuant to specific sections of the Code.

         (9) No Purchase Payment may be applied to more than one program crediting Additional Amounts solely to a Fixed Allocation.


RIGHTS, BENEFITS AND SERVICES: The Annuity provides various rights, benefits and services subsequent to its issuance and your decision to keep it beyond the free-look period. A number of these rights, benefits and services, as well as some of the rules and conditions to which they are subject, are described below. These rights, benefits and services include, but are not limited to: (a) making additional Purchase Payments; (b) changing revocable designations; (c) transferring Account Values between investment options; (d) receiving lump sum payments, Systematic Withdrawals or Minimum Distributions, annuity payments and death benefits; (e) transferring or assigning your Annuity; (f) exercising certain voting rights in relation to the underlying mutual funds in which the Sub-accounts invest; and (g) receiving reports. These rights, benefits and services may be limited, eliminated or altered when an Annuity is purchased in conjunction with a qualified plan. We may require presentation of proper identification, including a personal identification number ("PIN") issued by us, prior to accepting any instruction by telephone or other electronic means. We forward your PIN to you shortly after your Annuity is issued. To the extent permitted by law or regulation, neither we nor any person authorized by us will be responsible for any claim, loss, liability or expense in connection with a telephonic or electronic transfer if we or such other person acted on such transfer instructions in good faith in reliance on your authorization of telephone and/or electronic transfers and on reasonable procedures to identify persons so authorized through verification methods which may include a request for your Social Security number or a personal identification number (PIN) as issued by us. We may be liable for losses due to unauthorized or fraudulent instructions should we not follow such reasonable procedures.

         Additional Purchase Payments: The minimum for any additional Purchase Payment is $100, except as part of a bank drafting program (see "Skandia's Systematic Investment Plan"), or unless we authorize lower payments pursuant to a Periodic Purchase Payment program (see "Periodic Purchase Payments"), or less where required by law. Additional Purchase Payments may be paid at any time before the Annuity Date. Subject to our allocation rules, we allocate additional Net Purchase Payments according to your written allocation instructions. Should no written instructions be received with an additional Purchase Payment, we shall return your additional Purchase Payment.


         Changing Revocable Designations: Unless you indicated that a prior choice was irrevocable or your Annuity has been endorsed to limit certain changes, you may request to change Owner, Annuitant and Beneficiary designations by sending a request In Writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to: (a) a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death; (b) a new Owner or Annuitant who does not meet our then current underwriting guidelines; (c) a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency; and (d) a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity.


         Allocation Rules: As of the date of this Prospectus, during the accumulation phase, you may maintain Account Value in multiple Sub-accounts and an unlimited number of Fixed Allocations. We reserve the right, to the extent permitted by law, to limit the number of Sub-accounts or the amount you may allocate to any Fixed Allocation. As of the date of this Prospectus, we limited the number of Sub-accounts available at any one time to ten. Should you request a transaction that would leave less than any minimum amount we then require in an investment option, we reserve the right, to the extent permitted by law, to add the balance of your Account Value in the applicable Sub-account or Fixed Allocation to the transaction and close out your balance in that investment option.

Should you  either:  (a)  request  any  rebalancing  services  we may offer (see
"Rebalancing"); or (b) authorize an independent third party to transact transfers on your behalf and such third party arranges for rebalancing of any portion of your Account Value in accordance with any asset allocation strategy; or (c) authorize an independent third party to transact transfers in accordance with a market timing strategy; then we require that all Purchase Payments, including the initial Purchase Payment, received while your Annuity is subject to such an arrangement are allocated to the same investment options and in the same proportions as then required pursuant to the applicable rebalancing, asset allocation or market timing program, unless we have received alternate instructions. Such allocation requirements terminate simultaneous to the termination of an authorization for rebalancing or any authorization to a third party to transact transfers on your behalf. Upon termination of any of the above arrangements, you must provide us with allocation instructions In Writing for all subsequent Purchase Payments.


Withdrawals of any type are taken pro-rata from the investment options based on the then current Account Values in such investment options unless we receive instructions from you prior to such withdrawal. For this purpose only, the Account Value in all your then current Fixed Allocations is deemed to be in one investment option. If you transfer or withdraw Account Value from multiple Fixed Allocations and do not provide instructions indicating the Fixed Allocations from which Account Value should be taken: (a) we transfer Account Value first from the Fixed Allocation with the shortest amount of time remaining to the end of its Guarantee Period, and then from the Fixed Allocation with the next shortest amount of time remaining to the end of its Guarantee Period, etc.; and
(b) if there are multiple Fixed Allocations with the same amount of time left in each Guarantee Period, as between such Fixed Allocations we first take Account Value from the Fixed Allocation that had the shorter Guarantee Period.


         Transfers: In the accumulation phase you may transfer Account Value between investment options, subject to our allocation rules (see "Allocation Rules"). Transfers are not subject to taxation (see "Transfers Between Investment Options"). We charge $10.00 for each transfer after the twelfth in any Annuity Year, including transfers transacted as part of any rebalancing, market timing, asset allocation or similar program which you authorize to be employed on your behalf. Transfers transacted as part of a dollar cost averaging program are not counted in determining the applicability of the transfer fee. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge and are not counted in determining whether other transfers may be subject to the transfer charge (see "Renewals"). Your transfer request must be In Writing or meet our requirements for accepting instructions we receive over the phone or through means such as electronic mail with appropriate authorization.


We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if we believe that: (a) excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.



To the extent permitted by law, we may require up to 2 business days' notice of any transfer into or out of a Fixed Allocation if the market value of such transfer is at least $1,000,000.00.

In order to help you determine whether you wish to transfer Account Values to a Fixed Allocation, you may obtain our Current Rates by writing us or calling us at 1-800-766-4530 or contact our customer service department electronically at customerservice@Skandia.com. When calling us by phone, please have readily available your Annuity number and your PIN number. When contacting us electronically, please provide your PIN number, social security or tax I.D. number and the Annuity contract number.


Where permitted by law, we may accept your authorization of a third party to transfer Account Values on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We notify you of any such suspension or cancellation. We may restrict the investment options that will be available to you for transfers or allocations of Net Purchase Payments during any period in which you authorize such third party to act on your behalf. We give you, and/or the third party you authorize prior notification of any such restrictions. However, we will not enforce such a restriction if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

We or an affiliate of ours may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf or who provide recommendations as to how your Account Values should be allocated. This includes, but is not limited to, rebalancing your Account Value among investment options in accordance with various investment allocation strategies such third party may employ, or transferring Account Values between investment options in accordance with various investment allocation strategies such third party may employ, or transferring Account Values between investment options in accordance with market timing strategies employed by such third parties. Such independent third parties may or may not be appointed our agents for the sale of Annuities. However, we do not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of Annuities. We therefore take no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. We do not currently charge you extra for providing these support services.

                  Renewals: A renewal is a transaction that occurs automatically as of the last day of a Fixed Allocation's Guarantee Period unless we receive alternative instructions. This day as to each Fixed Allocation is called its Maturity Date. As of the end of a Maturity Date, the Fixed Allocation's Guarantee Period "renews" and a new Guarantee Period of the same duration as the one just completed begins. However, the renewal will not occur if the Maturity Date, and where required by law, the 30 days prior to the Maturity Date, is on the date we apply your Account Value to determine the annuity payments that begin on the Annuity Date (see "Annuity Payments").

As an alternative to a renewal, you may transfer all or part of that Fixed Allocation's Account Value to a different Fixed Allocation or you may transfer such Account Value to one or more Sub-accounts, subject to our allocation rules. To accomplish this, we must receive instructions from you In Writing at least two business days before the Maturity Date. No MVA applies to transfers of a Fixed Allocation's Account Value occurring as of its Maturity Date, and where required by law, the 30 days prior to the Maturity Date. An MVA will apply in determining the Account Value of a Fixed Allocation at the time annuity payments are determined, unless the Maturity Date of such Fixed Allocation is the 15th day before the Annuity Date (see "Annuity Payments").

At least 30 days prior to a Maturity Date, or earlier if required by law or regulation, we inform you of the Guarantee Periods available as of the date of such notice. We do not provide a similar notice if the Fixed Allocation's Guarantee Period is of less than a year's duration. Such notice may include an example of the rates we are then crediting new Fixed Allocations as of the date such notice is prepared. The rates actually credited to a Fixed Allocation as of the date of any renewal or transfer immediately subsequent to the Maturity Date may be more or less than any rates quoted in such notice.

If your Fixed Allocation's then ending Guarantee Period is no longer available for new allocations and renewals or you choose a different Guarantee Period that is no longer available on the date following the Maturity Date, we will try to reach you so you may make another choice. If we cannot reach you, we will assign the next shortest Guarantee Period then currently available for new allocations and renewals to that Fixed Allocation.

                  Dollar Cost Averaging: We offer dollar cost averaging in the accumulation phase. Dollar cost averaging is a program designed to provide for regular, approximately level investments over time. You may choose to transfer earnings only, principal plus earnings or a flat dollar amount. We make no guarantee that a dollar cost averaging program will result in a profit or protect against a loss in a declining market. You may select this program by submitting to us a request In Writing. You may cancel your participation in this program In Writing or by phone if you have previously authorized our acceptance of such instructions.


Dollar cost averaging is available from any of the investment options we choose to make available for such a program. Your Annuity must have an Account Value of not less than $10,000 at the time we accept your request for a dollar cost averaging program. Transfers under a dollar cost averaging program are not counted in determining the applicability of the transfer fee (see "Transfers"). We reserve the right to limit the investment options into which Account Value may be transferred as part of a dollar cost averaging program. We currently do not permit dollar cost averaging programs where Account Value is transferred to Fixed Allocations. We also reserve the right to charge a processing fee for this service. Should we suspend or cancel the offering of this service, such suspension or cancellation will not affect any dollar cost averaging programs then in effect. Dollar cost averaging is not available while a rebalancing, asset allocation or market timing type of program is used in connection with your Annuity.


Dollar cost averaging from Fixed Allocations are subject to the following rules:
(a) you may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years; (b) such a program may only be selected in conjunction with and simultaneous to a new or renewing Fixed Allocation; (c) only averaging of earnings only or principal plus earnings is permitted; (d) a program averaging principal plus earnings from a Fixed Allocation must be designed to last that Fixed Allocation's entire current Guarantee Period; (e) dollar cost averaging transfers from a Fixed Allocation are not subject to the MVA; (f) dollar cost averaging may be done on a monthly basis only; and (g) you may not simultaneously use Account Value in any Fixed Allocation to participate in dollar cost averaging and receive Systematic Withdrawals or Minimum
Distributions from such Fixed Allocation (see "Systematic Withdrawals" and "Minimum Distributions"). We reserve the right, from time to time, to credit additional amounts ("Additional Amounts") if you allocate Purchase Payments to Fixed Allocations as part of a dollar cost averaging program. Such an offer is subject to our rules, including but not limited to, a change to the MVA formula. For more information, see "Additional Amounts in the Fixed Allocations".

                  Rebalancing: We may offer, during the accumulation phase, automatic quarterly, semi-annual or annual rebalancing among the variable investment options of your choice. This provides the convenience of automatic rebalancing without having to provide us instructions on a periodic basis. Failure to choose this option does not prevent you from providing us with transfer instructions from time to time that have the effect of rebalancing. It also does not prevent other requested transfers from being transacted.

Under this program, Account Values in variable investment options are rebalanced quarterly, semi-annually or annually, as applicable, to the percentages you request. The rebalancing may occur quarterly, semi-annually or annually based upon the Issue Date. If a transfer is requested prior to the date Account Values are to be rebalanced while an automatic rebalancing program is in effect, we automatically alter the rebalancing percentages going forward (unless we receive alternate instructions) to the ratios between Account Values in the variable investment options as of the effective date of such requested transfer once it has been processed. Automatic rebalancing is delayed one quarter if Account Value is being maintained in the AST Money Market Sub-account for the duration of your Annuity's "free-look" period and rebalancing would otherwise occur during such period (see "Allocation of Net Purchase Payments").

You may change the percentage allocable to each variable investment option at any time. However, you may not choose to allocate less than 5% of Account Value to any variable investment option.

We do not offer automatic rebalancing in connection with Fixed Allocations. The Account Value of your Annuity must be at least $10,000 when we receive your automatic rebalancing request. We may require that all variable investment options in which you maintain Account Value must be used in the rebalancing program. You may maintain Account Value in at least two and not more than ten variable investment options when using a rebalancing program. You may not simultaneously participate in rebalancing and dollar cost averaging. Rebalancing also is not available when a program of Systematic Withdrawals of earnings or earnings plus principal is in effect.

For purposes of determining the number of transfers made in any Annuity Year, all rebalancing transfers made on the same day are treated as one transfer. We reserve the right to charge a processing fee for signing up for this service.

To elect to participate or to terminate participation in automatic rebalancing, we may require instructions In Writing at our Office in a form satisfactory to us.


         Distributions: Distributions available from your Annuity during the accumulation phase include surrender, medically-related surrender, free withdrawals, partial withdrawals, Systematic Withdrawals, (including Minimum Distributions in relation to qualified plans) and a death benefit. In the payout phase we pay annuity payments. Distributions from your Annuity generally are subject to taxation, and may be subject to a tax penalty as well (see "Certain Tax Considerations"). You may wish to consult a professional tax advisor for tax advice prior to exercising any right to an elective distribution. During the accumulation phase, any distribution other than a death benefit: (a) must occur prior to any death that would cause a death benefit to become payable; and (b) will occur subsequent to our receipt of a completed request In Writing. Distributions from your Annuity of any amounts derived from Purchase Payments paid by personal check may be delayed until such time as the check has cleared the applicable financial institution upon which such check was drawn.


                  Surrender: Surrender of your Annuity for its Surrender Value is permitted during the accumulation phase. A contingent deferred sales charge may apply to such surrender (see "Contingent Deferred Sales Charge"). Your Annuity must accompany your surrender request.


                  Medically-Related Surrender: Where permitted by law, you may apply to surrender your Annuity prior to the Annuity Date without application of any contingent deferred sales charge, upon occurrence of a "Contingency Event". This waiver of any applicable contingent deferred sales charge is subject to our rules, including but not limited to the following: (a) the Annuitant must be alive as of the date we pay the proceeds of such surrender request; (b) if the Owner is one or more natural persons, all such Owners must also be alive at such time; (c) we must receive satisfactory proof of the Annuitant's confinement or Fatal Illness In Writing; and (d) this benefit is not available if the total Purchase Payments received exceed $500,000.00 for all annuities issued by us with this benefit for which the same person is named as Annuitant.


For contracts issued before May 1, 1996 a "Contingency Event" occurs if the Annuitant is:

         (1) First confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or

         (2) First diagnosed as having a "Fatal Illness" while your Annuity is in force.

For contracts issued on or after May 1, 1996, and where allowed by law, the Annuitant must have been named or any changes of Annuitant must have been accepted by us, prior to the "Contingent Event" described above, in order to qualify for a Medically-Related Surrender.

"Medical Care Facility" means any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed "Physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal Illness" means a condition diagnosed by a licensed "Physician" which is expected to result in death within 2 years for 80% of the diagnosed cases. "Physician" means a person other than you, the Annuitant or a member of either your or the Annuitant's families who is state licensed to give medical care or treatment and is acting within the scope of that license.


Specific details and definitions of terms in relation to this benefit may differ in certain jurisdictions.


                  Free Withdrawals: Each Annuity Year in the accumulation phase you may withdraw a limited amount of Account Value without application of any applicable contingent deferred sales charge. Such free withdrawals are available to meet liquidity needs. Free withdrawals are not available at the time of a surrender of an Annuity. Withdrawals of any type made prior to age 59 1/2 may be subject to a 10% tax penalty (see "Penalty on Distributions").

Your free withdrawal request must be at least $100. Amounts received as Systematic Withdrawals or as Minimum Distributions are deemed to come first from the amount available under this Free Withdrawal provision (see "Systematic Withdrawals" and "Minimum Distributions"). You may also request to receive as a lump sum any free withdrawal amount not already received that Annuity Year under a plan of Systematic Withdrawals or as Minimum Distributions.

The maximum amount available as a free withdrawal during an Annuity Year depends on the use of your Annuity on its Issue Date. For Annuities used in connection with retirement plans designed to meet the requirements of Section 401 of the Code, the maximum amount available as a free withdrawal, where permitted by law, equals the greater of the Annuity's "growth" or 20% of "new" Purchase Payments. For all other Annuities, the maximum amount available as a free withdrawal equals the greater of your Annuity's "growth" or 10% of "new" Purchase Payments. "Growth" equals the then current Account Value less all "unliquidated" Purchase Payments and less the value at the time credited of any Additional Amounts (see "Breakpoints" and "Additional Amounts in the Fixed Allocations"). "Unliquidated" means not previously surrendered or withdrawn. "New" Purchase Payments are those received in the seven (7) years prior to the date as of which a free withdrawal occurs. For purposes of the contingent deferred sales charge, amounts withdrawn as a free withdrawal are not considered a liquidation of Purchase Payments. Therefore, any free withdrawal will not reduce the amount of any applicable contingent deferred sales charge upon any partial withdrawal or subsequent surrender.

                  Partial Withdrawals: You may withdraw part of your Surrender Value. The minimum partial withdrawal is $100. The Surrender Value that must remain in the Annuity as of the date of this transaction is $1,000. If the amount of the partial withdrawal request exceeds the maximum amount available, we reserve the right to treat your request as one for a full surrender.

On a partial withdrawal, the contingent deferred sales charge is assessed against any "unliquidated" "new" Purchase Payments withdrawn. "Unliquidated" means not previously surrendered or withdrawn. For these purposes, amounts are deemed to be withdrawn in the following order:

         (1) From any amount then available as a free withdrawal; then from

         (2) "Old" Purchase Payments (Purchase Payments allocated to Account Value more than seven years prior to the partial withdrawal); then from

         (3) "New" Purchase Payments (If there are multiple "new" Purchase Payments, the one received earliest is liquidated first, then the one received next earliest, and so forth); then from

         (4) Other Surrender Value.


                  Systematic Withdrawals: We offer Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. However, we will permit Systematic Withdrawals from Fixed Allocations of principal plus earnings in connection with a program of "substantially equal periodic payments" designed to meet the requirements of Section 72(t) of the Code, as described in more detail below. A program of Systematic Withdrawals begins on the date we accept, at our Office, your request for such a program. Systematic Withdrawals are deemed to be withdrawn from Surrender Value in the same order as partial withdrawals for purposes of determining if the contingent deferred sales charge applies. Penalties may apply (see "Free Withdrawals".)

A Systematic Withdrawal from a Fixed Allocation is not subject to the MVA unless it is part of a program of withdrawals of principal plus earnings which we allow in conjunction with a program of "substantially equal periodic payments" designed to meet the requirements of Section 72(t) of the Code. We calculate the Fixed Allocation's credited interest since the prior withdrawal as A minus B, plus C, where:


         A is the Interim Value of the applicable Fixed Allocation as of the date of the Systematic Withdrawal;

         B is the Interim Value of the applicable Fixed Allocation as of the later of the beginning of its then current Guarantee Period or the beginning of the Systematic Withdrawal program; and

         C is the total of all partial or free withdrawals and any transfers from such Fixed Allocation since the later of the beginning of its then current Guarantee Period or the beginning of the Systematic Withdrawal program.

Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. You may not simultaneously receive Systematic Withdrawals from a Fixed Allocation and participate in a dollar cost averaging program under which Account Value is transferred from the same Fixed Allocation (see "Dollar Cost Averaging"). Systematic Withdrawals are not available while you are taking any Minimum Distributions (see "Minimum Distributions"). Systematic Withdrawals of earnings or earnings plus principal are not available while any rebalancing or asset allocation program is in effect in relation to your Annuity.

The Surrender Value of your Annuity must be at least $20,000 when we accept your request for a program of Systematic Withdrawals. The minimum for each Systematic Withdrawal is $100. For any scheduled Systematic Withdrawal other than the last that does not meet this minimum, we reserve the right to defer such a withdrawal and add the amount that would have been withdrawn to the amount that is to be withdrawn at the next Systematic Withdrawal.


If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 408, or 403(b) of the Code,
Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions in any Annuity Year received under this provision that exceed the maximum amount available as a free withdrawal are subject to contingent deferred sales charges. If distributions are to be taken from Fixed Allocations pursuant to a program based on payments of principal and earnings, such amounts will be subject to the MVA. To receive distributions in the form of "substantially equal periodic payments" in accordance with the exception to the 10% penalty tax found in
Section 72(t) of the Code, you must provide us with certain required information In Writing on a form acceptable to us.


We reserve  the right to charge a  processing  fee for this  service.  Should we
suspend  or  cancel  offering   Systematic   Withdrawals,   such  suspension  or
cancellation will not affect any Systematic Withdrawal programs then in effect.


                  Minimum Distributions: Minimum Distributions are a specific type of Systematic Withdrawal program. Minimum Distributions are subject to all the rules applicable to Systematic Withdrawals unless we specifically indicate that one or more of such rules do not apply. In addition, certain rules apply only to Minimum Distributions.

You may elect to have us calculate Minimum Distributions annually if your Annuity is being used for certain qualified purposes under the Code. Requests to calculate a Minimum Distribution amount must be made three (3) days prior to the date that your Minimum Distribution payment is processed to allow for calculation and processing of the required amount. We calculate such amounts assuming the Minimum Distribution amount is based solely on the value of your Annuity. The required Minimum Distribution amounts applicable to your particular situation may depend on other annuities, savings or investments of which we are unaware, so that the required amount may be greater than the Minimum Distribution amount we calculate based on the value of your Annuity. We reserve the right to charge a fee for each annual calculation. Minimum Distributions are not concurrently available with any other programs of Systematic Withdrawals. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum for Systematic Withdrawals does not apply to Minimum Distributions.

Each Minimum Distribution will be taken from the investment options you select. However, the portion of any Minimum Distribution that can be taken from any Fixed Allocations may not exceed the then current ratio between your Account Value in all Fixed Allocations you maintain and your total Account Value. No MVA applies to any portion of Minimum Distributions taken from Fixed Allocations. Minimum Distributions are not available from any Fixed Allocations if such Fixed Allocation is being used in a dollar cost averaging program (see "Dollar Cost Averaging"). Minimum Distributions from Fixed Allocations are not subject to the limitation on Systematic Withdrawals that limits a program of Systematic
Withdrawals from Fixed Allocations only to earnings accrued after program inception.


No contingent deferred sales charge is assessed against amounts withdrawn as a Minimum Distribution, but only to the extent of the Minimum Distribution required from your Annuity at the time it is taken. The contingent deferred sales charge may apply to additional amounts withdrawn to meet minimum distribution requirements in relation to other retirement programs you may maintain.

                  Death Benefit: In the accumulation phase, a death benefit is payable. If the Annuity is owned by one or more natural persons, it is payable upon the first death of such Owners. If the Annuity is owned by an entity, the death benefit is payable upon the Annuitant's death (if there is no Contingent Annuitant). For applicable deaths occurring prior to age 85 of the deceased, the death benefit is the greater of (a) or (b), less any remaining contingent deferred sales charge if the deceased was age 75 or greater at the time of death, where, (a) is your Account Value in any Sub-accounts plus the Interim Value of your Fixed Allocations; and (b) is the minimum death benefit. In jurisdictions other than New York, the minimum death benefit is the total of each Purchase Payment growing daily at the equivalent of 5% per year starting as to each Purchase Payment on the date it is allocated to the Account Value, less the total of each withdrawal, of any type, growing daily at the equivalent of 5% per year, starting as of the date of each such withdrawal. However, this minimum death benefit may not exceed 200% of (A) minus (B), where: (A) is the total of all Purchase Payments received; and (B) is the total of all withdrawals of any type. In New York, the minimum death benefit is the greater of (A) and (B) where
(A) is the sum of all Purchase Payments received for your Annuity less the total of all withdrawals of any type from your Annuity; and (B) is the Account Value on the later of the Issue Date and each fifth annuity anniversary, immediately preceding the date of death plus the sum of all Purchase Payments less the sum of all withdrawals made subsequent to such anniversary. For annuities not subject to New York law, for applicable deaths occurring on or after age 85 of the deceased, the death benefit is the Surrender Value. For annuities subject to New York law, for applicable deaths occurring on or after age 85 of the deceased, the death benefit is the Account Value in any Sub-account plus the Interim Value of any Fixed Allocations, less any remaining contingent deferred sales charge.

The amount of the death benefit is determined as of the date we receive In Writing "due proof of death". The following constitutes "due proof of death":
(a)(i) a certified copy of a death certificate, (ii) a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the mode of payment of the death benefit, if not previously elected by the Owner. The death benefit is reduced by any annuity payments made prior to the date we receive In Writing such due proof of death.

If the death benefit becomes payable prior to the Annuity Date due to the death of the Owner and the Beneficiary is the Owner's spouse, then in lieu of receiving the death benefit, such Owner's spouse may elect to be treated as an Owner and continue the Annuity.

In the event of your death, the benefit must be distributed within: (a) five years of the date of death; or (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Distribution after your death to be paid under (b) above, must commence within one year of the date of death.

If the Annuitant dies before the Annuity Date, the Contingent Annuitant will become the Annuitant. Where allowed by law, if the Annuity is owned by one or more natural persons, the oldest of any such Owners not named as the Annuitant immediately becomes the Contingent Annuitant if: (a) the Contingent Annuitant predeceases the Annuitant; or (b) if you do not designate a Contingent Annuitant.

In the payout phase, we continue to pay any "certain" payments (payments not contingent on the continuance of any life) to the Beneficiary subsequent to the death of the Annuitant. For Annuities issued subsequent to our implementation of a change to commutation rights, we do not guarantee any commutation rights unless required by law. For Annuities issued prior to implementation of such change, we will commute any remaining "certain" payments and pay a lump sum if elected by you or, in the absence of specific instructions by you, by the Beneficiary. To the extent permitted by law, we will commute any "certain" payments pursuant to such Annuities using the same interest rate assumed in determining the annuity payments then due.

In the payout phase, we distribute any payments due subsequent to the death of any Owner at least as rapidly as under the method of distribution in effect as of the date of such Owner's death.

                  Annuity Payments: Annuity payments can be guaranteed for life, for a certain period, or for a certain period and life. We make available fixed payments, and as of the date of this Prospectus, adjustable payments (payments which may or may not be changed on specified adjustment dates based on annuity purchase rates we are then making available to annuities of the same class). We may or may not be making adjustable annuities available on the Annuity Date. To the extent there is any tax basis in the annuity, a portion of each annuity payment is treated for tax purposes as a return of such basis until such tax basis is exhausted. The amount deemed such a return of basis is determined in accordance with the requirements of the Code (see "Certain Tax Considerations").


You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. Your choice of Annuity Date and annuity option may be limited depending on your use of the Annuity and the applicable jurisdiction. Subject to our rules, you may choose an Annuity Date, option and frequency of payments suitable to your needs and circumstances. You should consult with competent tax and financial advisors as to the appropriateness of any such choice. For Annuities subject to New York and Pennsylvania law, the Annuity Date for such Annuities may not exceed the first day of the calendar month following the Annuitant's 90th birthday.


You may change your choices at any time up to 30 days before the earlier of: (a) the date we would have applied your Account Value to an annuity option had you not made the change; or (b) the date we will apply your Account Value to an annuity option in relation to the new Annuity Date you are then selecting. You must request this change In Writing. The Annuity Date must be the first or the fifteenth day of a calendar month.


In the absence of an election In Writing: (a) the Annuity Date is the first day of the calendar month first following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt at our Office of your request to purchase an Annuity; and (b) where allowed by law, fixed monthly payments will commence under option 2, described below, with 10 years certain. For Annuities subject to New York and Pennsylvania law, in the absence of an election In
Writing: (a) the Annuity Date is the first day of the calendar month following the Annuitant's 90th birthday; and (b) fixed monthly payments will commence under Option 2, described below, with 10 years certain. The amount to be applied is your Annuity's Account Value 15 business days prior to the Annuity Date. In determining your annuity payments, we credit interest using our then current crediting rate for this purpose, which is not less than 3% of interest per year, between the date Account Value is applied to an annuity option and the Annuity Date. If there is any remaining contingent deferred sales charge applicable as of the Annuity Date, then the annuity option you select must include a certain period of not less than 5 years' duration. As a result of this rule, making additional Purchase Payments within seven years of the Annuity Date will prevent you from choosing an annuity option with a certain period of less than 5 years' duration. Annuity options in addition to those shown are available with our consent. The minimum initial amount payable is the minimum initial annuity amount we allow under our then current rules. Should you wish to receive a lump sum payment, you must request to surrender your Annuity prior to the Annuity Date (see "Surrender"). The 3% interest rate noted above is 4% for Annuities issued prior to the date we implemented this change.


You may elect to have any amount of the proceeds due to the Beneficiary applied under any of the options described below. Except where a lower amount is required by law, the minimum monthly annuity payment is $100.

If you have not made an election prior to proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity options. However, if you made an election, the Beneficiary may not alter such election.

For purposes of the annuity options described below, the term "key life" means the person or persons upon whose life any payments dependent upon the continuation of life are based.

         (1) Option 1 - Payments for Life: Under this option, income is payable periodically prior to the death of the key life, terminating with the last payment due prior to such death. Since no minimum number of payments is guaranteed, this option offers the maximum level of periodic payments of the annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

         (2)  Option 2 -  Payments  for Life with 10,  15, or 20 Years  Certain:
Under this option, income is payable periodically for 10, 15, or 20 years, as selected, and thereafter until the death of the key life. Should the death of the key life occur before the end of the period selected, the remaining payments are paid to the Beneficiary to the end of such period.

         (3) Option 3 - Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

         (4) Option 4 - Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. The number of years is subject to our then current rules. Should the payee die before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on how long we expect any key life to live. Therefore, that portion of the mortality risk charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option.

The first payment varies according to the annuity options and payment frequency selected. The first periodic payment is determined by multiplying the Account Value (expressed in thousands of dollars) as of the close of business on the fifteenth day preceding the Annuity Date, plus interest at not less than 3% per year from such date to the Annuity Date, by the amount of the first periodic payment per $1,000 of value obtained from our annuity rates for that type of annuity and for the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life. The 3% interest rates noted above are 4% for Annuities issued prior to the date we implemented the changes.


                  Qualified Plan Withdrawal Limitations: The Annuities are endorsed such that there are surrender or withdrawal limitations when used in relation to certain retirement plans for employees which are designed to qualify under various sections of the Code. These limitations do not affect certain roll-overs or exchanges between qualified plans. Distribution of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Code section 403(b)), or attributable to transfers to a tax sheltered annuity from a custodial account (as defined in Code section 403(b)(7)), is restricted to the employee's: (a) separation from service; (b) death; (c)
disability (as defined in Section 72(m)(7) of the Code); (d) reaching age 59 1/2; or (e) hardship. Hardship withdrawals are restricted to amounts attributable to salary reduction contributions, and do not include investment results. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made and investment results earned prior to dates specified in the Code. In addition, the limitation on hardship withdrawals does not apply to salary reduction contributions made and investment results earned prior to dates specified in the Code which have been transferred from custodial accounts. Rollovers from the types of plans noted to another qualified plan or to an individual retirement account or individual retirement annuity are not subject to the limitations noted. Certain distributions, including rollovers, that are not transferred directly to the trustee of another qualified plan, the custodian of an individual retirement account or the issuer of an individual retirement annuity may be subject to automatic 20% withholding for Federal income tax. This may also trigger withholding for state income taxes (see "Certain Tax Considerations").


We may make annuities available through the Texas Optional Retirement Program subsequent to receipt of the required regulatory approvals and implementation. In addition to the restrictions required for such Annuities to qualify under
Section 403(b) of the Code, Annuities issued in the Texas Optional Retirement Program are amended as follows: (a) no benefits are payable unless you die during, or are retired or terminated from, employment in all Texas institutions of higher education; and (b) if a second year of participation in such program is not begun, the total first year State of Texas' contribution will be returned, upon its request, to the appropriate institute of higher education.

With respect to the restrictions on withdrawals set forth above, the Company is relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under section 403(b) of the Code, the requirements of which have been complied with by the Company; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by the Company.

         Pricing of Transfers and Distributions: We "price" transfers and distributions on the dates indicated below.

         (1) We price "scheduled" transfers and distributions as of the date such transactions are so scheduled. "Scheduled" transactions include transfers under a dollar cost averaging program, Systematic Withdrawals, Minimum Distributions, transfers previously scheduled with us at our Office pursuant to any on-going rebalancing, asset allocation or similar program, and annuity payments.


         (2) We price  "unscheduled"  transfers,  partial  withdrawals  and free withdrawals as of the date we receive at our Office the request for such transactions. "Unscheduled" transfers include any transfers processed in conjunction with any market timing program, or transfers not previously scheduled with us at our Office pursuant to any rebalancing, asset allocation or similar program which you authorize to be employed on your behalf. "Unscheduled" transfers received pursuant to an authorization to accept transfers, using voice or data transmission over the phone are priced as of the Valuation Period we receive the request at our Office for such transactions.


         (3) We price surrenders, medically-related surrenders and death benefits as of the date we receive at our Office all materials we require for such transactions and such materials are satisfactory to us (see "Surrenders", "Medically-related Surrenders" and "Death Benefits").

The pricing of transfers and distributions involving Sub-accounts includes the determination of the applicable Unit Price for the Units transferred or distributed. The pricing of transfers and distributions involving Fixed Allocations includes the determination of any applicable MVA. Any applicable MVA alters the amount available when all the Account Value in a Fixed Allocation is being transferred or distributed. Any applicable MVA alters the amount of Interim Value needed when only a portion of the Account Value is being transferred or distributed. Unit Prices may change each Valuation Period to reflect the investment performance of the Sub-accounts. The MVA applicable to each Fixed Allocation changes once each month and also each time we declare a different rate for new Fixed Allocations. Payment is subject to our right to defer transactions for a limited period (see "Deferral of Transactions").

         Voting Rights: You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual funds or portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

                  Transfers, Assignments or Pledges: Generally, your rights in an Annuity may be transferred, assigned or pledged for loans at any time. However, these rights may be limited depending on your use of the Annuity. These transactions may be subject to income taxes and certain penalty taxes (see "Certain Tax Considerations"). You may transfer, assign or pledge your rights to another person at any time, prior to any death upon which the death benefit is payable. You must request a transfer or provide us a copy of the assignment In Writing. A transfer or assignment is subject to our acceptance. Prior to receipt of this notice, we will not be deemed to know of or be obligated under any assignment prior to our receipt and acceptance thereof. We assume no responsibility for the validity or sufficiency of any assignment.


         Reports to You: We mail to Owners, at their last known address of record, any statements and reports required by applicable law or regulation. Owners should therefore give us prompt notice of any address change. We send a confirmation statement to Owners each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the activity affecting your Annuity during the calendar quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Instead of immediately confirming transactions made pursuant to some type of periodic transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program, such as a salary reduction arrangement, we may confirm such transactions in quarterly statements. You should review the information in these statements carefully. All errors or corrections must be reported to us at our Office as soon as possible and no later than the date below to assure proper accounting to your Annuity. For transactions for which we immediately send confirmations, we assume all transactions are accurate unless you notify us otherwise within 10 days from the date you receive the confirmation. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 10 day period. We may also send to Owners each year an annual report and a semi-annual report containing financial statements for the applicable Sub-accounts, as of December 31 and June 30, respectively.


SALE OF THE ANNUITIES: American Skandia Marketing, Incorporated ("ASM, Inc."), a wholly-owned subsidiary of American Skandia Investment Holding Corporation, acts as the principal underwriter of the Annuities. ASM, Inc.'s principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM, Inc. is a member of the National Association of Securities Dealers, Inc. ("NASD").

         Distribution: ASM, Inc. will enter into distribution agreements with certain broker-dealers registered under the Securities and Exchange Act of 1934 or with entities which may otherwise offer the Annuities that are exempt from such registration. Under such distribution agreements such broker-dealers or entities may offer Annuities to persons who have established an account with the broker-dealer or entity. In addition, ASM, Inc. may offer Annuities directly to potential purchasers. The maximum initial concession to be paid on premiums received is 7.0% and a portion of compensation may be paid from time to time based on all or a portion of Account Value. We reserve the right to base concessions from time-to-time on the investment options chosen by Annuity Owners, including investment options that may be deemed our "affiliates" or "affiliates" of ASM, Inc. under the 1940 Act.


From time to time, we may promote the sale of our products and the solicitation of additional purchase payments, where applicable, for our products, including Annuities offered pursuant to this Prospectus, through programs of non-cash merit rewards to registered representatives of participating broker-dealers. We may withdraw or alter such promotions at any time.


         Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance measures for the Sub-accounts are found in the Statement of Additional Information. This performance information may help you review the performance of the investment options and provide a basis for comparison with other annuities. This information may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be treated like annuities under the Code.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on Current Rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Performance information on the Sub-accounts is based on past performance only and is no indication of future performance. Performance of the Sub-accounts should not be considered a representation of the performance of such Sub-accounts in the future. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund or portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance.

Some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.


As part of any advertisement of Standard Total Return, we may advertise the "Non-Standard Total Return" of the Sub-accounts. Non-Standard Total Return does not take into consideration the Annuity's contingent deferred sales charge and/or the Annual Maintenance Fee.


Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

CERTAIN TAX CONSIDERATIONS: The following is a brief summary of certain Federal income tax laws as they are currently interpreted. No one can be certain that the laws or interpretations will remain unchanged or that agencies or courts will always agree as to how the tax law or regulations are to be interpreted. This discussion is not intended as tax advice. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

         Our Tax Considerations:  We are taxed as a life insurance company under
Part I, subchapter L, of the Code.


         Tax Considerations Relating to Your Annuity: Section 72 of the Code governs the taxation of annuities in general. Taxation of an annuity is largely dependent upon: (a) whether it is used in a qualified pension or profit sharing plan or other retirement arrangement eligible for special treatment under the Code; and (b) the status of the beneficial owner as either a natural or non-natural person (when the annuity is not used in a retirement plan eligible for special tax treatment). Non-natural persons include corporations, trusts, and partnerships, except where these entities own an annuity as an agent or nominal owner for a natural person who is the beneficial owner. Natural persons are individuals.


                  Non-natural Persons: Any increase during a tax year in the value of an annuity if not used in a retirement plan eligible for special treatment under the Code is currently includible in the gross income of a non-natural person that is the contractholder. There are exceptions if an annuity is held by: (a) a structured settlement company; (b) an employer with respect to a terminated pension plan; (c) entities other than employers, such as a trust, holding an annuity as an agent for a natural person; or (d) a decedent's estate by reason of the death of the decedent.

                  Natural Persons: Increases in the value of an annuity when the contractholder is a natural person generally are not taxed until distribution occurs. Distribution can be in a lump sum payment or in annuity payments under the annuity option elected. Certain other transactions may be deemed to be a distribution. The provisions of Section 72 of the Code concerning these distributions are summarized briefly below.


                  Distributions: Generally, distributions received before the annuity payments begin are treated as being derived first from "income on the contract" and includible in gross income. The amount of the distribution exceeding "income on the contract" is not included in gross income. "Income on the contract" for an annuity is computed by subtracting from the value of all "related contracts" (our term, discussed below) the taxpayer's "investment in the contract": an amount equal to total purchase payments for all "related contracts" less any previous distributions or portions of such distributions from such "related contracts" not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance or annuity contracts under Section 1035 of the Code.

"Related contracts" may mean all annuity contracts or certificates evidencing participation in a group annuity contract for which the taxpayer is the policyholder and which are issued by the same insurer within the same calendar year, irrespective of the named annuitants. It is clear that "related contracts" include contracts prior to when annuity payments begin. However, there may be circumstances under which "related contracts" may include contracts recognized as immediate annuities under state insurance law or annuities for which annuity payments have begun. In a ruling addressing the applicability of a penalty on distributions, the Internal Revenue Service treated distributions from a contract recognized as an immediate annuity under state insurance law like distributions from a deferred annuity. The situation addressed by such ruling included the fact that: (a) the immediate annuity was obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were contributed more than one year prior to the first annuity payment payable under the immediate annuity. This ruling also may or may not imply that annuity payments from a deferred annuity on or after its annuity date may be treated the same as distributions prior to the annuity date if such deferred annuity was:
(a) obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were made or may be deemed to have been made more than one year prior to the first annuity payment.


If "related contracts" include immediate annuities or annuities for which annuity payments have begun, then "related contracts" would have to be taken into consideration in determining the taxable portion of each annuity payment (as outlined in the "Annuity Payments" subsection below) as well as in determining the taxable portion of distributions from an annuity or any "related contracts" before annuity payments have begun. We cannot guarantee that immediate annuities or annuities for which annuity payments have begun could not be deemed to be "related contracts". You are particularly cautioned to seek advice from your own tax advisor on this matter.


Amounts received under a contract on its complete surrender, redemption, or maturity are includible in gross income to the extent that they exceed the cost of the contract, i.e., they exceed the total premimums or other consideration paid for the contract minus amounts received under the contract that were not reportable as gross income.

                  Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity subsequent to the assignment or pledge of an entire annuity while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for use as qualified plans (see "Tax Considerations When Using Annuities in Conjunction with Qualified Plans"), the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

                  Gifts: The gift of an annuity to other than the spouse of the contract holder (or former spouse incident to a divorce) is treated for income tax purposes as a distribution.


                  Penalty on Distributions: Subject to certain exceptions, any distribution from an annuity not used in conjunction with qualified plans is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including: (a) distributions made on or after the taxpayer's age 59 1/2; (b) distributions made on or after the death of the holder of the contract, or, where the holder of the contract is not a natural person, the death of the annuitant; (c) distributions attributable to the taxpayer's becoming disabled; (d) distributions which are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary); (e) distributions of amounts which are allocable to "investments in the contract" made prior to August 14, 1982; (f) payments under an immediate annuity as defined in the Code; (g) distributions under a qualified funding asset under Code Section 130(d); or (h) distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.



Any modification, other than by reason of death or disability, of distributions which are part of a scheduled series of substantially equal periodic payments as noted in (d), above, that occur before the taxpayer's age 59 1/2 or within 5 years of the first of such scheduled payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest for the deferral period. It is our understanding that the Internal Revenue Service does not consider a scheduled series of distributions to qualify under (d), above, if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, if the distributions are not based on a substantially equal number of Units, rather than a substantially equal dollar amount.

The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of contracts if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the first annuity payment payable under the immediate annuity; and (b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty. This ruling may or may not imply that the exception to the 10% penalty may not apply to annuity payments paid pursuant to a deferred annuity obtained pursuant to an exchange of contract if: (a) purchase payments for the exchanged contract were contributed or may be deemed to be contributed more than one year prior to the first annuity payment pursuant to the deferred annuity contract; or (b) the annuity payments pursuant to the deferred annuity do not meet the requirements of any other exception to the 10% penalty.


                  Annuity Payments: The taxable portion of each payment received as an annuity on or after the annuity start date is determined by a formula which establishes the ratio that "investment in the contract" bears to the total value of annuity payments to be made. However, the total amount excluded under this ratio is limited to the "investment in the contract". The formula differs between fixed and variable annuity payments. Where the annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the investment in the contract, then the remaining portion of unrecovered investment is allowed as a deduction in the tax year of such death.



                  Tax Free Exchanges: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is obtained by a tax-free exchange of a life insurance, annuity or endowment contract purchased prior to August 14, 1982, then any distributions other than as annuity payments which do not exceed the portion of the "investment in the contract" (purchase payments made into the other contract, less prior distributions) prior to August 14, 1982, are not included in taxable income. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

                  Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.


                  Estate  and  Gift  Tax   Considerations:   You  should  obtain
competent tax advice with respect to possible federal and state gift tax consequences flowing from the ownership and transfer of annuities.


                  Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to or a death benefit is paid to an individual two or more generations younger than the contract holder. These taxes tend to apply to transfers of significantly large dollar amounts. We may be required to determine whether a transaction must be treated as a direct skip as defined in the Code and the amount of the resulting tax. If so required, we will deduct from your Annuity or from any applicable payment to be treated as a direct skip any amount we are required to pay as a result of the transaction.

                  Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

                  Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most retirement plans, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to: (a) any portion of a distribution paid as Minimum Distributions; (b) direct transfers to the trustee of another retirement plan; (c) distributions from an individual retirement account or individual retirement annuity; (d) distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and (e) certain other distributions where automatic 20% withholding may not apply.

         Tax  Considerations  When Using Annuities in Conjunction with Qualified
Plans: There are various types of qualified plans for which an annuity may be suitable. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity used to fund such benefits ("qualified contract"). We have provided below general descriptions of the types of qualified plans in conjunction with which we may issue an Annuity. These descriptions are not exhaustive and are for general informational purposes only. We are not obligated to make or continue to make new Annuities available for use with all the types of qualified plans shown below.

The tax rules regarding qualified plans are complex. The application of these rules depend on individual facts and circumstances. Before purchasing an Annuity for use in funding a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment.

Qualified contracts include special provisions changing or restricting certain rights and benefits otherwise available to non-qualified annuities. You should read your Annuity carefully to review any such changes or limitations. The changes and limitations may include, but may not be limited to, restrictions on ownership, transferability, assignability, contributions, distributions, as well as reductions to the minimum allowable purchase payment for an annuity and any subsequent annuity you may purchase for use as a qualified contract. Additionally, various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.


                  Individual Retirement Programs: Eligible individuals may maintain an individual retirement account or individual retirement annuity ("IRA"). Subject to limitations, contributions of certain amounts may be deductible from gross income. Purchasers of IRAs are to receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and other qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis. Eligible employers that meet specified criteria may establish savings incentive match plans for employees using the employees' IRAs. These arrangements are known as Simple-IRAs. Employer contributions that may be made to Simple-IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.


                  Tax Sheltered Annuities: A tax sheltered annuity ("TSA") under
Section 403(b) of the Code is a contract into which contributions may be made for the benefit of their employees by certain qualifying employers: public schools and certain charitable, educational and scientific organizations. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements apply as well.

                  Corporate Pension and Profit-sharing  Plans:  Annuities may be used to fund employee benefits of various retirement plans established by corporate employers. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on contributions and distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

                  H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans".
These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

                  Tax Treatment of Distributions from Qualified Annuities: A 10% penalty tax applies to the taxable portion of a distribution from a qualified contract unless one of the following exceptions apply to such distribution: (a) it is part of a properly executed transfer to another IRA, an individual retirement account or another eligible qualified plan; (b) it occurs on or after the taxpayer's age 59 1/2; (c) it is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) it is part of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary; (e) it is subsequent to a separation from service after the taxpayer attains age 55; (f) it does not exceed the employee's allowable deduction in that tax year for medical care; and (g) it is made to an alternate payee pursuant to a qualified domestic relations order. The exceptions stated above in (e), (f) and (g) do not apply to IRAs.

                  Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

OTHER MATTERS: Outlined below are certain miscellaneous matters you should know before investing in an Annuity.

         Deferral of Transactions: We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the greater of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3%, or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

         Resolving Material Conflicts: Underlying mutual funds or portfolios may be available to registered separate accounts offering either or both life and annuity contracts of insurance companies not affiliated with us. We also may offer life insurance and/or annuity contracts that offer different variable investment options from those offered under this Annuity, but which invest in the same underlying mutual funds or portfolios. It is possible that differences might arise between our Separate Account B and one or more accounts of other insurance companies which participate in a portfolio. It is also possible that differences might arise between a Sub-account offered under this Annuity and variable investment options offered under different life insurance policies or annuities we offer, even though such different variable investment options invest in the same underlying mutual fund or portfolio. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect either these different life and annuity separate accounts or differing life insurance policies and annuities. It could also arise by reason of differences in voting instructions of persons with voting rights under our policies and/or annuities and those of other companies, persons with voting rights under annuities and those with rights under life policies, or persons with voting rights under one of our life policies or annuities with those under other life policies or annuities we offer. It could also arise for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we will take the necessary action to protect persons with voting rights under our life policies or annuities vis-a-vis those with rights under life policies or annuities offered by other insurance companies. We will also take the necessary action to treat equitably persons with voting rights under this Annuity and any persons with voting rights under any other life policy or annuity we offer.


         Modification: We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the 1940 Act; (f) operate Separate Account B as a management investment company under the 1940 Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the 1940 Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any variable investment option at any time.


Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

         Misstatement of Age or Sex: If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

         Ending the Offer: We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

         Indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

         Legal Proceedings: As of the date of this Prospectus, neither we nor ASM, Inc. were involved in any litigation outside of the ordinary course of business, and know of no material claims.


THE COMPANY: American Skandia Life Assurance Corporation (ASLAC) is a stock insurance company domiciled in Connecticut with licenses in all 50 states. It is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (ASIHC), whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. The Company markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, the Company markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

During 1995, Skandia Vida, S.A. de C.V. was formed by the ultimate parent Skandia Insurance Company Ltd. The Company owns 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long term savings products within Mexico. The Company's investment in Skandia Vida, S.A. de C.V. is $1,398,285 at December 31,1996.

         Lines of Business: The Company is in the business of issuing annuity policies, and has been so since its business inception in 1988. The Company currently offers the following annuity products: a) certain deferred annuities that are registered with the Securities and Exchange Commission, including variable annuities and fixed interest rate annuities that include a market value adjustment feature; b) certain other fixed deferred annuities that are not registered with the Securities and Exchange Commission; and c) fixed and adjustable immediate annuities.

         Selected Financial Data: The following selected financial data are qualified by reference to, and should be read in conjunction with, the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Prospectus. The selected financial data as of and for each of the years ended December 31, 1996, 1995, 1994, 1993 and 1992 has not been audited. The selected financial data has been derived from the full financial statements for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 which were presented in conformity with generally accepted accounting principles and which were audited by Deloitte & Touche LLP, independent auditors, whose report on the Company's consolidated financial statements as of December 31, 1996 and 1995, and for the three years in the period ended December 31, 1996, is included herein.

                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                 1996             1995           1994            1993           1992
                                                 ----             ----           ----            ----           ----
               Income Statement Data:
               Revenues:
               Annuity charges and fees*  $  69,779,522 $     38,837,358 $   24,779,785   $   11,752,984 $   4,846,134
               Fee income                    16,419,690        6,205,719      2,111,801          938,336       125,179
               Net investment income          1,585,819        1,600,674      1,300,217          692,758       892,053
               Annuity premium income           125,000                0         70,000          101,643     1,304,629
               Net realized capital
                gains/(losses)                  134,463           36,774         (1,942)         330,024       195,848
               Other income                      34,154           64,882         24,550            1,269        15,119
                                    ---------------------------------------- ------------------ -----------------------
               Total revenues          $     88,078,648 $     46,745,407 $   28,284,411   $   13,817,014 $   7,378,962
                                       ================ ================ ==============   ============== =============
               Benefits and Expenses:
               Annuity benefits                 613,594          555,421        369,652         383,515        276,997
               Increase/(decrease) in annuity
                 policy reserves                634,540       (6,778,756)     5,766,003       1,208,454      1,331,278
               Cost of minimum death benefit
                 reinsurance                  2,866,835        2,056,606              0               0              0
               Return credited
                 to contractowners              672,635       10,612,858       (516,730)        252,132        560,243
               Underwriting, acquisition and
                 other insurance expenses    49,915,661       35,970,524     18,942,720       9,547,951     11,338,765
               Interest expense              10,790,716        6,499,414      3,615,845         187,156              0
                                       ----------------------------------- ----------------- ----------------- ---------
               Total benefits and expenses$  65,493,981 $     48,916,067  $  28,177,490  $   11,579,208 $   13,507,283
                                          ================================  =============== ============== =============
               Income tax (benefit) expense$ (4,038,357)$        397,360  $     247,429  $      182,965 $            0
                                           =================================== ================= ========================

               Net income (loss)        $    26,623,024 $     (2,568,020) $    (140,508) $    2,054,841 $    (6,128,321)
                                        ================================= ================= =============================
               Balance Sheet Data:
               Total Assets             $ 8,334,662,876 $  5,021,012,890 $2,864,416,329  $1,558,548,537 $   552,345,206
                                          ==============  ============== ==============   ==============  ===============
               Future fees payable
                 to parent              $    47,111,936 $              0 $            0  $            0 $             0
                                        =============== ================ =============== =============== ===============

               Surplus Notes             $   213,000,000 $   103,000,000 $   69,000,000  $   20,000,000 $             0
                                         =============== =============== ================ ==============================
               Shareholder's  Equity     $   126,345,031 $    59,713,000 $     52,205,524 $  52,387,687  $   46,332,846
                                         =============== =============== ================ ================= ===========




*On   annuity   sales   of   $2,795,114,000,   $1,628,486,000,   $1,372,874,000,
$890,640,000  and  $287,596,000  during the years ended December 31, 1996, 1995,
1994, 1993, and 1992, respectively, with contractowner assets under management of $7,764,891,000, $4,704,044,000, $2,661,161,000, $1,437,554,000 and
$495,176,000 as of December 31, 1996, 1995, 1994, 1993 and 1992, respectively.

The above selected financial data should be read in conjunction with the financial statements and the notes thereto.

         Management's Discussion and Analysis of Financial Condition and Results of Operations

         Results of Operations: The Company's long term business plan was developed reflecting the current sales and marketing approach. Annuity sales increased 72%, 19% and 54% in 1996, 1995 and 1994, respectively. The Company continues to show significant growth in sales volume and increased market share within the variable annuity industry. This growth is a result of innovative product development activities, expansion of distribution channels and a focused effort on customer orientation.

The Company primarily offers and sells a wide range of deferred annuities through three focused marketing, sales and service teams, each of which specializes in addressing one of the Company's primary distribution channels:
(a) financial planning firms; (b) broker-dealers that generally are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (c) broker-dealers affiliated with banks or which specialize in marketing to customers of banks. Starting in 1994, the Company expanded these teams, adding more field marketing and internal sales support personnel. The Company also offers a number of specialized products distributed by select, large distributors. In 1995 and 1996 the Company restructured its internal support operations to support the specialized marketing, sales and service needs of the primary distribution channels and of the select distributors of specialized products. There has been continued growth and success in expanding the number of selling agreements in the primary distribution channels. There has also been increased success in enhancing the relationships with the registered representative/insurance agents of all the selling firms.

Total assets grew 66%, 75% and 84% in 1996, 1995 and 1994, respectively. These increases were a direct result of the substantial sales volume increasing separate account assets and deferred acquisition costs. Liabilities grew 65%, 76%, and 87% in 1996, 1995 and 1994, respectively, as a result of the reserves required for the increased sales activity along with borrowing during 1996, 1995 and 1994. The borrowing is needed to fund the acquisition costs of the Company's variable annuity business.

The Company experienced a net gain after tax in 1996 and a net loss after tax in 1995 and 1994. The 1996 result was related to the strong sales volume, favorable market climate, expense savings relative to sales volume and recognition of certain tax benefits.

The 1995 result was related to higher than anticipated expense levels and additional reserving requirements on our market value adjusted annuities. The increase in expenses was primarily attributable to improving our service infrastructure and marketing related costs, which was in part responsible for this strong sales and financial performance in 1996.

The 1994 loss is a result of additional reserving of approximately $4.6 million to cover the minimum death benefit exposure in the Company's annuity contracts along with higher than expected general expenses relative to sales volume. The additional reserve may be required from time to time, within the variable annuity market place, and is a result of volatility in the financial markets as it relates to the underlying separate account investments.

Increasing volume of annuity sales results in higher assets under management. The fees realized on assets under management have resulted in annuity charges and fees increasing 80%, 57% and 111% in 1996, 1995 and 1994, respectively.

Net investment income decreased 1% in 1996 and increased 23% and 88% in 1995 and 1994 respectively. The level net investment income in 1996 is a result of the consistent investment holdings throughout most of the year. The increase in 1995 and 1994 was a result of a higher average level of Company bonds and short-term investments.

Fee income has increased 165%, 194% and 125% in 1996, 1995 and 1994, respectively, as a result of income from transfer agency type activities.

Annuity benefits represent payments on annuity contracts with mortality risks, this being the immediate annuity with life contingencies and supplementary contracts with life contingencies.

Increase/(decrease) in annuity policy reserves represents change in reserves for the immediate annuity with life contingencies, supplementary contracts with life contingencies and minimum death benefit. During 1995 the Company entered into an agreement to reinsure the guaranteed minimum death benefit exposure on most of the variable annuity contracts. The costs associated with reinsuring the minimum death benefit reserve approximates the change in the minimum death benefit reserve during 1996 and 1995, thereby having no significant effect on the statement of operations. The significant increase in 1994 reflects the required increase in the minimum death benefit reserve on variable annuity contracts. This increase covers the escalating death benefit in one of the Company's products which was further enhanced as a result of poor market conditions which resulted in lower returns in performance of the underlying mutual funds within the variable annuity contract.

Return credited to contractowners represents revenues on the variable and market value adjusted annuities offset by the benefit payments and change in reserves required on this business. Also included are the benefit payments and change in reserves on immediate annuity contracts without significant mortality risks. The 1996 return credited to contractowners in the amount of $0.7 million represents a favorable investment return on the market value adjusted contracts relating to the benefits and required reserves, offset by the effect of bond market fluctuations on December 31, 1996 in the amount of $1.8 million. While the assets relating to the market value adjusted contracts reflect the market interest rate fluctuations which occurred on December 31, 1996, the liabilities are based on the interest rates set for new contracts which are generally based on the prior day's interest rates. During the first week of January 1997 interest rates were established for new contracts, thereby bringing the liabilities relating to the market value adjusted contracts in line with the related assets.

In 1995, the Company earned a lower than anticipated separate account investment return on the market value adjusted contracts in support of the benefits and required reserves. In addition, the 1995 result includes an increase in the required reserves associated with this product. The result for 1994 was better than anticipated due to separate account investment return on the market value adjusted contracts being in excess of the benefits and required reserves.

Underwriting, acquisition and other insurance expenses for 1996 is made up of $133.9 million of commissions and $19.8 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $153.9 million. This compares to the same period last year of $62.8 million of commissions and $42.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $69.2 million.

Underwriting, acquisition and other insurance expenses in 1994 were made up of $46.2 million of commissions and $26.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $53.7 million.

Interest expense increased $4.3 million, $2.9 million and $3.4 million in 1996, 1995 and 1994, respectively, as a result of Surplus Notes totaling $213 million, $103 million and $69 million, at December 31, 1996, 1995 and 1994, respectively.

Income tax reflected a benefit of $4,038,357 for the year ended December 31, 1996, compared with expense of $397,360 and $247,429 for the years ended December 31, 1995 and 1994, respectively. The 1996 benefit is related to management's release of the deferred tax valuation allowance of $9,324,853 established at December 31, 1995. Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax assets. Income tax expense in 1995 and 1994 relates principally to increases in the deferred tax valuation allowance of $1,680,339 and $365,288 for the years ended December 31, 1995 and 1994, respectively, as well as the Company being in an Alternative Minimum Tax position for both years.

         Liquidity and Capital Resources: The liquidity requirement of ASLAC was met by cash from insurance operations, investment activities and borrowings from its parent.

As previously stated, the Company had significant growth during 1996. The sales volume of $2.795 billion was primarily (approximately 96%) variable annuities which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the insurance operations and investments of the Company. During 1996, the Company borrowed an additional $110 million from its parent in the form of Surplus Notes and extended its reinsurance agreements (which were initiated in 1993, 1994 and 1995). The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business. The income and expense items presented above are net of reinsurance.

In addition, on December 17, 1996 the company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period January 1, 1994 through June 30, 1996. In connection with this transaction the Parent issued collateralized notes through a trust in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the Purchase Agreement, the rights sold provide for the Parent to receive 80% of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally, 6.5 years). The company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

The proceeds from the sale have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value at September 1, 1996 (discounted at 7.5%) of future fees and charges expected to be realized on the designated contracts was $50,221,438.

The Company expects to use borrowing, reinsurance and the sale of future fee revenues to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

The tremendous growth of this young organization has depended on capital support from its parent. On December 19, 1996, the company received $39 million from its parent to support the capital needs of its anticipated 1997 growth in business.

As of December 31, 1996 and December 31, 1995, shareholder's equity was $126,345,031 and $59,713,000 respectively, which includes the carrying value of state insurance licenses in the amount of $4,712,500 and $4,862,500, respectively.

ASLAC has long term surplus notes with its parent and a short term borrowing with an affiliate. No dividends have been paid to its parent company.

         Segment Information: As of the date of this Prospectus, we offered only variable and fixed deferred annuities and immediate annuities.

         Reinsurance: The Company cedes reinsurance under modified co-insurance arrangements. The reinsurance arrangements provides additional capacity for growth in supporting the cash flow strain from the Company's variable annuity business. The reinsurance is effected under quota share contracts.

The Company reinsures certain mortality risks. These risks result from the guaranteed minimum death benefit feature in the variable annuity products.

The effect of the reinsurance agreements on the Company's operations was to reduce annuity charges and fee income, death benefit expense and policy reserves.

Such ceded reinsurance does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.

         Future Fees Payable to Parent: On December 17, 1996 the Company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period January 1, 1994 through June 30, 1996. In connection with this transaction, the Parent issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the Purchase Agreement, the rights sold provide for the Parent to receive 80% of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally, 6.5 years). The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

The proceeds from the sale have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value at September 1, 1996 (discounted at 7.5%), of future fees and charges expected to be realized on the designated contracts was $50,221,438. Payments representing fees and charges realized during the period September 1, 1996 through December 31, 1996 in the aggregate amount of $3,109,502, were made by the Company to the Parent. Interest expense of $42,260 has been included in the statement of operations.

         Surplus Notes: The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1996 were as follows:

              Issue
                                                                  Interest
                                                Amount
              Date                                                 Rate

             December 29, 1993               $  20,000,000         6.84%
             February 18, 1994                  10,000,000         7.28%
             March 28, 1994                     10,000,000         7.90%
             September 30, 1994                 15,000,000         9.13%
             December 28, 1994                  14,000,000         9.78%
             December 19, 1995                  10,000,000         7.52%
             December 20, 1995                  15,000,000         7.49%
             December 22, 1995                   9,000,000         7.47%
             June 28, 1996                      40,000,000         8.41%
             December 30, 1996                  70,000,000         8.03%
                                          ----  ----------

             Total                            $213,000,000

Payment of interest and repayment of principal for these notes is subject to certain conditions and requires approval by the Insurance Commissioner of the State of Connecticut.

Interest expense on surplus notes was $10,087,347, $5,789,893 and $3,016,905 for the years ended December 31, 1996, 1995 and 1994, respectively. Interest approved and paid during 1996 was $6,438,867. Interest accrued at December 31, 1996 amounted to $3,648,480, of which $2,080,680 has been approved and paid in 1997. The remaining $1,567,800 was not approved for payment. The 1995 and 1994 amounts were approved at December 31, 1995 with stipulation that they be funded through a capital contribution from the parent.



         Reserves: We are obligated to carry on our statutory books, as liabilities, actuarial reserves to meet our obligations on outstanding annuity or life insurance contracts. This is required by the life insurance laws and regulations in the jurisdictions in which we do business. Such reserves are based on mortality and/or morbidity tables in general use in the United States. In general, reserves are computed amounts that, with additions from premiums to be received, and with interest on such reserves compounded at certain assumed rates, are expected to be sufficient to meet our policy obligations at their maturities if death occurs in accordance with the mortality tables employed. In the accompanying Financial Statements these reserves for policy obligations are determined in accordance with generally accepted accounting principles and are included in the liabilities of our separate accounts and the general account liabilities for future benefits of annuity or life insurance contracts we issue.

         Competition: We are engaged in a business that is highly competitive due to the large number of insurance companies and other entities competing in the marketing and sale of insurance products. There are approximately 2300 stock, mutual and other types of insurers in the life insurance business in the United States.


         Employees: As of December 31, 1996, we had 310 direct salaried employees. An affiliate, American Skandia Information Services and Technology Corporation, which provides services almost exclusively to us, had 54 direct salaried employees.


         Regulation: We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. We are regulated and supervised by the Connecticut Commissioner of Insurance. By March 1 of every year, we must prepare and file an annual statement, in a form prescribed by the Connecticut Insurance Department, which covers our operations for the preceding calendar year, and must prepare and file our statement of financial condition as of December 31 of such year. The Commissioner and his or her agents have the right at all times to review or examine our books and assets. A full examination of our operations will be conducted periodically according to the rules and practices of the National Association of Insurance Commissioners ("NAIC"). We are subject to the insurance laws and various federal and state securities laws and regulations and to regulatory agencies, such as the Securities and Exchange Commission (the "SEC") and the Connecticut Banking Department, which administer those laws and regulations.

We can be assessed up to prescribed limits for policyholder losses incurred by insolvent insurers under the insurance guaranty fund laws of most states. We cannot predict or estimate the amount any such future assessments we may have to pay. However, the insurance guaranty laws of most states provide for deferring payment or exempting a company from paying such an assessment if it would threaten such insurer's financial strength.

Several states, including Connecticut, regulate insurers and their affiliates under insurance holding company laws and regulations. This applies to us and our affiliates. Under such laws, inter-company transactions, such as dividend payments to parent companies and transfers of assets, may be subject to prior notice and approval, depending on factors such as the size of the transaction in relation to the financial position of the companies.

Currently, the federal government does not directly regulate the business of insurance. However, federal legislative, regulatory and judicial decisions and initiatives often have significant effects on our business. Types of changes that are most likely to affect our business include changes to: (a) the taxation of life insurance companies; (b) the tax treatment of insurance products; (c) the securities laws, particularly as they relate to insurance and annuity products; (d) the "business of insurance" exemption from many of the provisions of the anti-trust laws; (e) the barriers preventing most banks from selling or underwriting insurance: and (f) any initiatives directed toward improving the solvency of insurance companies. We would also be affected by federal initiatives that have impact on the ownership of or investment in United States companies by foreign companies or investors.

Executive Officers and Directors:

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation

Gordon C. Boronow*                                            President                                                President and
44                                                            and Chief                                     Chief Operating Officer:
                                                              Operating Officer,                               American Skandia Life
                                                              Director (since July, 1991)                      Assurance Corporation

Nancy F. Brunetti                                             Senior Vice President,                Senior Vice President, Customer
35                                                            Customer Service and                  Service and Business Operations:
                                                              Business Operations                              American Skandia Life
                                                              Director (since February, 1996)                  Assurance Corporation

Ms.  Brunetti  joined us in 1992.  She  previously  held the  position of Senior
Business Analyst at Monarch Life Insurance Company.

Malcolm M. Campbell                                           Director (since April, 1991)                   Director of Operations,
41                                                                                                           Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi*                                               Chief Executive                           Executive Vice President and
52                                                            Officer and                      Member of Corporate Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Cindy C. Ciccarello                                           Vice President,                                        Vice President,
38                                                            Customer Service                                     Customer Service:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Ms.  Ciccarello joined us in 1997. She previously held the position of Assistant
Vice  President  at Phoenix  Duff & Phelps  from 1996 to 1997 and  positions  of
Director and Operations Manager at Phoenix Equity Planning Corporation from 1989 to 1996.

Lincoln R. Collins                                            Senior Vice President,                         Senior Vice President,
36                                                            Product Management                                 Product Management:
                                                              Director (since February, 1996)                  American Skandia Life
                                                                                                               Assurance Corporation

William F. Cordner, Jr.                                       Vice President,                                        Vice President,
50                                                            Customer Focus Teams                             Customer Focus Teams:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cordner joined us in 1996. He previously held the position of Vice President at United Healthcare from 1993 to 1996 and Vice President at The Travelers
Insurance Company from 1990 to 1993.

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
43                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Wade A. Dokken                                                Director (since July, 1991)                                  Director:
37                                                            and Employee                                     American Skandia Life
                                                                                                              Assurance Corporation;
                                                                                                  President, Chief Operating Officer
                                                                                                        and Chief Marketing Officer:
                                                                                            American Skandia Marketing, Incorporated

Teresa Grove                                                  Vice President,                                        Vice President,
41                                                            Customer Service                                     Customer Service:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Ms. Grove joined us in 1996. She previously held positions of Operations Manager at Twentieth Century/Benham from January, 1992 to September, 1996 and Operations
Manager at Lateef Management Association from January, 1989 to June, 1991.


Brian L. Hirst                                                Vice President,                                        Vice President,
49                                                            Corporate Actuary                                   Corporate Actuary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Hirst joined us in 1996. He previously held the positions of Vice President from 1993 to 1996 and Second Vice President from 1987 to 1992 at Allmerica
Financial.

N. David Kuperstock                                           Vice President,                                        Vice President,
45                                                            Product Development                               Product Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
44                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since October, 1994)                   American Skandia Life
                                                                                                               Assurance Corporation

Gunnar J. Moberg                                              Director (since November, 1994)        Director - Marketing and Sales,
42                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Vice President and                                  Vice President and
35                                                            Controller                                                 Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Monroe joined us in 1996. He  previously  held  positions of Assistant  Vice
President and Director at Allmerica  Financial from August,  1994 to July,  1996 and Senior Manager at KPMG Peat Marwick from July, 1983 to July, 1994.

Polly Rae                                                     Vice President,                                        Vice President,
34                                                            Service Development                               Service Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Rodney D. Runestad                                            Vice President                                         Vice President:
47                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Anders O. Soderstrom                                          Director (since October, 1994)                           President and
37                                                                                                          Chief Operating Officer:
                                                                                                        American Skandia Information
                                                                                                 Services and Technology Corporation

Amanda C. Sutyak                                              Executive Vice President                      Executive Vice President
39                                                            and Deputy Chief                                      and Deputy Chief
                                                              Operating Officer,                                  Operating Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

C. Ake Svensson                                               Treasurer,                                   Vice President, Treasurer
46                                                            Director (since December, 1994)              and Corporate Controller:
                                                                                                         American Skandia Investment
                                                                                                                 Holding Corporation

Mr.  Svensson  joined us in 1994. He previously held the position of Senior Vice
President with Nordenbanken.

Bayard F. Tracy                                               Director (since October, 1994)                   Senior Vice President
49                                                                                                       and National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Jeffrey M. Ulness                                             Vice President,                                        Vice President,
36                                                            Product Management                                 Product Management:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Ulness joined us in 1994. He previously held the positions of Counsel at North American Security Life Insurance Company from March, 1991 to July, 1994 and Associate at LeBoeuf, Lamb, Leiby, Green and MacRae from January, 1990 to
March 1991.


--------
* Trustees of American  Skandia  Trust,  one of the  underlying  mutual funds in which the Sub-accounts offered pursuant to this Prospectus invest.





CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION: The following are the contents of the Statement of Additional Information:

         (1) General Information Regarding American Skandia Life Assurance Corporation

         (2)      Principal Underwriter

         (3)      Calculation of Performance Data

         (4)      Unit Price Determinations

         (5)      Calculating the Market Value Adjustment

         (6)      Independent Auditors

         (7)      Legal Experts

         (8) Appendix A - Financial Statements for Separate Account B (Class 1 Sub-accounts)


FINANCIAL STATEMENTS: The consolidated financial statements which follow in Appendix A are those of American Skandia Life Assurance Corporation as of December 31, 1996 and 1995, and for the three years in the period ended December 31, 1996. Financial statements for the Class 1 Sub-accounts of Separate Account B are found in the Statement of Additional Information.
















                                   APPENDIXES


 APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION


     APPENDIX B SHORT DESCRIPTIONS OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO
                       INVESTMENT OBJECTIVES AND POLICIES

                            APPENDIX C PRIOR CONTRACT














 APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE COPORATION




INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Shareholder of
     American Skandia Life Assurance Corporation
Shelton, Connecticut


We have audited the accompanying consolidated statements of financial condition of American Skandia Life Assurance Corporation and subsidiary (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1996 and 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation and subsidiary as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche, LLP
New York, New York


March 10, 1997

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                            AS OF DECEMBER 31,
                                                                         1996                  1995

ASSETS

Investments:
   Fixed maturities - at amortized cost                         $     10,090,369      $     10,112,705
   Fixed maturities - at market value                                 87,369,724                     0
   Investment in mutual funds - at market value                        2,637,731             1,728,875
   Short-term investments - at amortized cost                         18,100,000            15,700,000

Total investments                                                    118,197,824            27,541,580

Cash and cash equivalents                                             14,199,412            13,146,384
Accrued investment income                                              1,958,546               194,074
Fixed assets                                                             229,780                82,434
Deferred acquisition costs                                           438,640,918           270,222,383
Reinsurance receivable                                                 2,167,818             1,988,042
Receivable from affiliates                                               691,532               860,991
Income tax receivable - current                                                0               563,850
Income tax receivable - deferred                                      17,217,582                     0
State insurance licenses                                               4,712,500             4,862,500
Other assets                                                           2,207,171             1,589,006
Separate account assets                                            7,734,439,793         4,699,961,646

                    Total Assets                                $  8,334,662,876      $  5,021,012,890

LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES:
Reserve for future contractowner benefits                       $     36,245,936      $     30,493,018
Annuity policy reserves                                               21,238,749            19,386,490
Income tax payable                                                     1,124,151                     0
Accounts payable and accrued expenses                                 65,198,965            32,816,517
Payable to affiliates                                                    685,724               314,699
Future fees payable to parent                                         47,111,936                     0
Payable to reinsurer                                                  79,000,262            64,995,470
Short-term borrowing-affiliate                                        10,000,000            10,000,000
Surplus notes                                                        213,000,000           103,000,000
Deferred contract charges                                                272,329               332,050
Separate account liabilities                                       7,734,439,793         4,699,961,646

                  Total Liabilities                                8,208,317,845         4,961,299,890

SHAREHOLDER'S EQUITY:
Common stock, $80 par, 25,000 shares
  authorized, issued and outstanding                                   2,000,000             2,000,000
Additional paid-in capital                                           122,250,117            81,874,666
Unrealized investment gains and losses, net                             (319,631)              111,359
Foreign currency translation, net                                       (263,706)             (328,252)
Retained earnings (deficit)                                            2,678,251           (23,944,773)

                   Total Shareholder's Equity                        126,345,031            59,713,000

                   Total Liabilities and Shareholder's Equity   $  8,334,662,876      $  5,021,012,890

                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                        1996                1995               1994
                                                                    ------------       ------------       ------------

REVENUES:
Annuity charges and fees                                           $  69,779,522      $  38,837,358      $  24,779,785
Fee income                                                            16,419,690          6,205,719          2,111,801
Net investment income                                                  1,585,819          1,600,674          1,300,217
Annuity premium income                                                   125,000                  0             70,000
Net realized capital gains/(losses)                                      134,463             36,774             (1,942)
Other                                                                     34,154             64,882             24,550
                                                                    ------------       ------------       ------------
     Total Revenues                                                   88,078,648         46,745,407         28,284,411
                                                                    ------------       ------------       ------------

BENEFITS AND EXPENSES:
Benefits:
  Annuity benefits                                                       613,594            555,421            369,652
  Increase/(decrease) in annuity policy reserves                         634,540         (6,778,756)         5,766,003
  Cost of minimum death benefit reinsurance                            2,866,835          2,056,606                  0
  Return credited to contractowners                                      672,635         10,612,858           (516,730)
                                                                    ------------       ------------       ------------
                                                                       4,787,604          6,446,129          5,618,925
                                                                    ------------       ------------       ------------
Expenses:
  Underwriting, acquisition and other insurance expenses              49,765,661         35,820,524         18,792,720
  Amortization of state insurance licenses                               150,000            150,000            150,000
  Interest expense                                                    10,790,716          6,499,414          3,615,845
                                                                    ------------       ------------       ------------

                                                                      60,706,377         42,469,938         22,558,565
                                                                    ------------       ------------       ------------

     Total Benefits and Expenses                                      65,493,981         48,916,067         28,177,490
                                                                    ------------       ------------       ------------

Income (loss) from operations before federal income taxes             22,584,667         (2,170,660)           106,921

     Income tax (benefit) expense                                     (4,038,357)           397,360            247,429
                                                                    ------------       ------------       ------------

Net income (loss)                                                  $  26,623,024       $ (2,568,020)      $   (140,508)
                                                                    ============        ===========        ===========


                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY




                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                         1996               1995               1994

Common stock, balance at beginning and end of year                  $  2,000,000       $  2,000,000       $  2,000,000
                                                                     -----------        -----------        -----------

Additional paid-in capital:
  Balance at beginning of year                                        81,874,666         71,623,932         71,623,932
  Additional contributions                                            40,375,451         10,250,734                  0
                                                                     -----------        -----------        -----------

  Balance at end of year                                             122,250,117         81,874,666         71,623,932
                                                                     -----------        -----------        -----------

Unrealized investment gains and losses:
  Balance at beginning of year                                           111,359            (41,655)                 0
  Change in unrealized investment gains and losses, net                 (430,990)           153,014            (41,655)
                                                                     -----------        -----------        -----------

  Balance at end of year                                                (319,631)           111,359            (41,655)

Foreign currency translation:
  Balance at beginning of year                                          (328,252)                 0                  0
  Change in foreign currency translation, net                             64,546           (328,252)                 0
                                                                     -----------        -----------        -----------

  Balance at end of year                                                (263,706)          (328,252)                 0
                                                                     -----------        -----------        -----------

Retained earnings (deficit):
  Balance at beginning of year                                       (23,944,773)       (21,376,753)       (21,236,245)
  Net income (loss)                                                   26,623,024         (2,568,020)          (140,508)
                                                                     -----------        -----------        -----------

  Balance at end of year                                               2,678,251        (23,944,773)       (21,376,753)
                                                                     -----------        -----------        -----------


      TOTAL SHAREHOLDER'S EQUITY                                   $ 126,345,031      $  59,713,000      $  52,205,524
                                                                    ============       ============       ============


                 See notes to consolidated financial statements.


                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                           (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                  CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                                1996                  1995                 1994
                                                                           ---------------       ---------------     ---------------
CASH FLOW FROM OPERATING ACTIVITIES:

  Net income (loss)                                                        $    26,623,024       $   (2,568,020)     $     (140,508)
  Adjustments to reconcile net income (loss) to net cash used in operating activities:
       Increase/decrease) in annuity policy reserves                             1,852,259           (4,667,765)          6,004,603
       Increase/(decrease) in policy contract claims
      Amortization of bond discount                                                 27,340               23,449              21,964
      Amortization of state insurance licenses                                     150,000              150,000             150,000
      Change in due to/from affiliates                                             540,484             (347,884)            256,779
      Change in income tax payable/receivable                                    1,688,001             (600,849)             36,999
      Increase in other assets                                                    (765,511)            (409,927)           (742,041)
      Increase in accrued investment income                                     (1,764,472)             (20,420)            (44,847)
      Increase in reinsurance receivable                                          (179,776)          (1,988,042)                  0
      Increase in accounts payables and accrued expenses                        32,382,448            1,063,137          13,396,502
      Increase in deferred acquisition costs                                  (168,418,535)         (96,212,774)        (83,986,073)
      Decrease in deferred contract charges                                        (59,721)            (117,654)            (71,117)
      Increase in foreign currency translation, net                                (77,450)            (328,252)                  0
      Deferred income taxes                                                    (16,903,477)                   0                   0
      Realized (gain)/loss on sale of investments                                 (134,463)             (36,774)              1,942
                                                                             -------------        --------------       -------------

  Net cash used in operating activities                                       (125,039,849)        (106,061,775)        (65,115,797)
                                                                             -------------        -------------        -------------

CASH FLOW FROM INVESTING ACTIVITIES:

  Purchase of fixed maturities                                                 (96,812,903)            (614,289)         (1,989,120)
  Proceeds from sales and maturities of available-for-sale fixed maturities      8,732,390                    0                   0
  Proceeds from maturities of held-to-maturity fixed maturities                    215,000              100,000           2,010,000
  Purchase of shares in mutual funds                                            (2,160,347)          (1,566,194)           (922,822)
  Proceeds from sale of shares in mutual funds                                   1,273,640              867,744              38,588
  Net sale (purchase) of short-term investments                                 (2,400,000)           8,300,000          (4,600,000)
  Investments in separate accounts                                          (2,789,361,685)      (1,609,415,439)     (1,365,775,177)
                                                                             -------------        -------------       -------------

  Net cash used in investing activities                                     (2,880,513,905)      (1,602,328,178)     (1,371,238,531)
                                                                             -------------        -------------       -------------

CASH FLOW FROM FINANCING ACTIVITIES:

   Capital contributions from parent                                            40,375,451           10,250,734                   0
   Surplus notes                                                               110,000,000           34,000,000          49,000,000
   Increase in future fees payable to parent                                    47,111,936                    0                   0
   Short-term borrowing
   Increase in payable to reinsurer                                             14,004,792           24,890,064          28,555,190
   Proceeds from annuity sales                                               2,795,114,603        1,628,486,076       1,372,873,747
                                                                             -------------        -------------       -------------

  Net cash provided by financing activities                                  3,006,606,782        1,697,626,874       1,450,428,937
                                                                             -------------        -------------       -------------

Net increase/(decrease) in cash and cash equivalents                             1,053,028          (10,763,079)         14,074,609

Cash and cash equivalents at beginning of year                                  13,146,384           23,909,463           9,834,854
                                                                             -------------        -------------       -------------

Cash and cash equivalents at end of year                                   $    14,199,412       $   13,146,384      $   23,909,463
                                                                             =============        =============       =============

SUPPLEMENTAL CASH FLOW DISCLOSURE:
Income taxes paid                                                          $    11,177,120       $      995,496      $      161,398
                                                                             =============        =============       =============

Interest paid                                                              $     7,094,767       $      540,319      $      557,639
                                                                             =============        =============       =============


                                                      See notes to consolidated financial statements.


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements




1.       BUSINESS OPERATIONS

         American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"), which in turn is a wholly-owned subsidiary of Skandia Insurance Company Ltd., a Swedish corporation.

         The Company develops annuity products and issues its products through its affiliated broker/dealer company, American Skandia Marketing, Incorporated. The Company currently issues variable, fixed, market value adjusted and immediate annuities.

         The Company's consolidated financial statements include the accounts of Skandia Vida, S.A. de C.V. ("Skandia Vida"), a life insurance company domiciled in Mexico, which was formed in 1995 by the ultimate parent Skandia Insurance Company Ltd. The Company has a 99.9% ownership interest in Skandia Vida, which is a start up company with expectations of selling long term savings products within Mexico.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


         A.       Basis of Reporting

                  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions and balances have been eliminated in consolidation.

         B.       Investments

                  The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale are carried at market value and changes in unrealized gains and losses are reported as a component of shareholder's equity.

                  The Company has classified its mutual fund investments as available-for-sale. Such investments are carried at market value and changes in unrealized gains and losses are reported as a component of shareholder's equity.

                  Short-term investments are reported at cost which approximates market value.

                  Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



         C.       Cash Equivalents

                  The  Company   considers   all  highly  liquid  time  deposits
                  purchased with a maturity of three months or less to be cash equivalents.

         D.       State Insurance Licenses

                  Licenses to do business in all states have been capitalized and reflected at the purchase price of $6 million less accumulated amortization. The cost of the licenses is being amortized over 40 years.

         E.       Fixed Assets

                  Fixed Assets consisting of furniture, equipment and leasehold improvements are carried at cost and depreciated on a straight line basis over a period of three to five years. Accumulated depreciation amounted to $32,641 and $3,749 at December 31, 1996 and 1995, respectively. Depreciation expense for the years ended December 31, 1996 and 1995 was $28,892 and $3,749 respectively.

         F.       Recognition of Revenue and Contract Benefits

                  Annuity contracts without significant mortality risk, as defined by Financial Accounting Standard No. 97, are classified as investment contracts (variable, market value adjusted and certain immediate annuities) and those with mortality risk (immediate annuities) as insurance products. The policy of revenue and contract benefit recognition is described below.

                  Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks and administration fees and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

                  Revenues for market value adjusted annuity contracts consist of separate account investment income reduced by benefit payments and change in reserves in support of contractowner obligations, all of which is included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account liability for future contractowner benefits to the extent in excess of the separate account liabilities.

                  Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.5% to 8.25% at both December 31, 1996 and 1995.

                  Annuity   sales  were   $2,795,114,000,   $1,628,486,000   and
                  $1,372,874,000 for the years ended December 31, 1996, 1995 and 1994, respectively. Annuity contract assets under management were $7,764,891,000, $4,704,044,000 and $2,661,161,000 at
                  December 31, 1996, 1995 and 1994, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)




         G.       Deferred Acquisition Costs

                  The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred and amortized in relation to the present value of estimated gross profits. These costs include commissions, cost of contract issuance, and certain selling expenses that vary with production. Details of the deferred acquisition costs for the years ended December 31 follow:


                                                                 1996                   1995                 1994
                                                                 ----                   ----                 ----

                  Balance at beginning of year               $270,222,383          $174,009,609         $ 90,023,536

                  Acquisition costs deferred
                  during the year                             190,995,588           106,063,698           85,801,180

                  Acquisition costs amortized
                  during the year                              22,577,053             9,850,924            1,815,107
                                                             ------------          ------------         ------------

                  Balance at end of year                     $438,640,918          $270,222,383         $174,009,609
                                                             ============          ============         ============


         H.       Deferred Contract Charges

                  Certain contracts are assessed a front-end fee at the time of issue. These fees are deferred and recognized in income in relation to the present value of estimated gross profits of the related contracts. Details of the deferred contract charges for the years ended December 31 follow:

                                                                 1996                   1995                  1994
                                                                 ----                   ----                 ----

                  Balance at beginning of year                 $332,050               $449,704             $520,821

                  Contract charges deferred
                  during the year                                42,740                 21,513               87,114

                  Contract charges amortized
                  during the year                               102,461                139,167              158,231
                                                               --------               --------             --------

                  Balance at end of year                       $272,329               $332,050             $449,704
                                                               ========               ========             ========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         I.       Separate Accounts

                  Assets and liabilities in Separate Account are shown as separate captions in the consolidated statement of financial condition. Separate Account assets consist of long-term bonds, investments in mutual funds and short-term securities, all of which are carried at market value.

                  Included in Separate Account liabilities is $644,233,883 and $586,233,752 at December 31, 1996 and 1995, respectively, relating to annuity contracts for which the contractholder is guaranteed a fixed rate of return. Separate Account assets of $644,233,883 and $588,835,051 at December 31, 1996 and 1995,
                  respectively, consisting of long term bonds, short term securities, transfers due from general account and cash are in support of these annuity contracts, as pursuant to state regulation.

         J.       Income taxes

                  The Company is included in the consolidated federal income tax return with all Skandia Insurance Company Ltd. subsidiaries in the U.S. The federal and state income tax provision is computed on a separate return basis as adjusted for consolidated items such as net operating losses which are utilized in the consolidated federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended. Prior to 1995, the Company filed a separate income tax return.

         K.       Translation of Foreign Currency

                  The financial position and results of operations of the Company's foreign operations are measured using local currency as the functional currency. Assets and liabilities of the operations are translated at the exchange rate in effect at each year-end. Statements of operations and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are included in shareholder's equity.

         L.       Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

         M.       Reinsurance

                  The Company cedes reinsurance under modified co-insurance arrangements. The reinsurance arrangements provides additional capacity for growth in supporting the cash flow strain from the Company's variable annuity business. The reinsurance is effected under quota share contracts.

                  The Company reinsures certain mortality risks. These risks result from the guaranteed minimum death benefit feature in the variable annuity products.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)




3.       INVESTMENTS

         The amortized cost, gross unrealized gains (losses) and estimated market value of available-for-sale and held-to-maturity fixed maturities and equity securities by category as of December 31, 1996 and 1995 are shown below. All securities held at December 31, 1996 are publicly traded.

         Investments in fixed maturities as of December 31, 1996 consist of the following:

                                                            Held-to-Maturity

                                                                Gross               Gross
                                       Amortized             Unrealized          Unrealized            Market
                                         Cost                   Gains              Losses               Value

         U.S. Government
         Obligations                  $ 4,299,803             $88,268             $22,937           $ 4,365,134

         Obligations of
         State and Political
         Subdivisions                     250,119                 229                   0               250,348

         Corporate
         Securities                     5,540,447                   0              62,660             5,477,787
                                      -----------             -------             -------           -----------

         Totals                       $10,090,369             $88,497             $85,597           $10,093,269
                                      ===========             =======             =======           ===========


                                                    Available-for-Sale

                                           Gross               Gross
                                         Amortized           Unrealized          Unrealized           Market
                                           Cost                 Gains              Losses              Value
         U.S. Government
         Obligations                    $14,508,780                  0           $ 79,745           $14,429,035

         Obligations of
         State and Political
         Subdivisions                       202,516                 26                  0               202,542

         Other Government
         Obligations                      5,047,790                  0              7,440             5,040,350

         Corporate
         Securities                      68,101,413             83,312            486,928            67,697,797
                                        -----------            -------           --------           -----------

         Totals                         $87,860,499            $83,338           $574,113           $87,369,724
                                        ===========            =======           ========           ===========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



         The amortized cost and market value of fixed maturities, by contractual maturity, at December 31, 1996 are shown below.

                                                        Held-to-Maturity                  Available-for-Sale

                                                    Amortized          Market          Amortized          Market
                                                      Cost              Value            Cost              Value

         Due in one year or less                   $   697,626       $   699,861      $ 5,047,790       $ 5,040,350

         Due after one through five years            9,138,036         9,143,290       29,864,609        29,756,002

         Due after five through ten years              254,707           250,118       52,948,100        52,573,372
                                                   -----------       -----------      -----------       -----------

                          Total                    $10,090,369       $10,093,269      $87,860,499       $87,369,724
                                                   ===========       ===========      ===========       ===========


         Investments in fixed maturities as of December 31, 1995 consist of the following:

                                              Held-to-Maturity

                                                               Gross               Gross
                                       Amortized            Unrealized          Unrealized               Market
                                         Cost                  Gains              Losses                  Value

         U.S. Government
         Obligations                   $ 4,304,731             $183,201           $1,778              $  4,486,154

         Obligations of
         State and Political
         Subdivisions                      256,095                    0            3,165                   252,930

         Corporate
         Securities                      5,551,879               13,252              346                 5,564,785
                                       -----------             --------           ------               -----------

         Totals                        $10,112,705             $196,453           $5,289               $10,303,869
                                       ===========             ========           ======               ===========


         Proceeds from sales and maturities of fixed maturity investments during
         1996,  1995  and  1994,  were  $8,947,390,   $100,000  and  $2,010,000,
         respectively.

         There were no gross gains and losses realized during the years ended December 31, 1996, 1995 and 1994.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



         The  cost,   gross  unrealized  gains  (losses)  and  market  value  of investments in mutual funds at December 31, 1996 and 1995 are shown below:


                                                            Gross                Gross
                                                         Unrealized           Unrealized           Market
                                       Cost                 Gains               Losses              Value

         1996                        $2,638,695            $ 59,278             $60,242           $2,637,731
                                     ==========            ========             =======           ==========

         1995                        $1,617,516            $111,686             $   327           $1,728,875
                                     ==========            ========             =======           ==========


         Proceeds from sales of investments in mutual funds during 1996, 1995 and 1994 were $1,273,640, $867,744 and $38,588, respectively.


         Mutual fund gross realized gains and losses were as follows:


                                        Gross               Gross
                                        Gains              Losses

         1996                          $139,814            $ 5,351
                                       ========            =======

         1995                          $ 65,236            $28,462
                                       ========            =======

         1994                          $    510            $ 2,452
                                       ========            =======


4.       NET INVESTMENT INCOME

         Additional information with respect to net investment income for the years ended December 31, 1996, 1995 and 1994 is as follows:

                                                           1996                  1995                 1994
                                                           ----                  ----                 ----

         Fixed maturities                              $  836,591            $  629,743           $  616,987
         Mutual funds                                     143,737                59,895               12,049
         Short-term investments                            92,987               256,351              142,421
         Cash and cash equivalents                        591,666               730,581              633,298
         Interest on policy loans                           5,274                 4,025                1,275
                                                       ----------            ----------           ----------

         Total investment income                        1,670,255             1,680,595            1,406,030

         Investment expenses                               84,436                79,921              105,813
                                                       ----------            ----------           ----------

         Net investment income                         $1,585,819            $1,600,674           $1,300,217
                                                       ==========            ==========           ==========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

5.       INCOME TAXES

         The significant components of income tax expense are as follows:

                                                                   1996                1995                1994
                                                                   ----                ----                ----

         Current tax expense                                   $12,865,120            $397,360            $247,429

         Deferred tax (benefit) expense                        (16,903,477)                  0                   0
                                                              -------------           --------            --------

         Total income tax (benefit) expense                   ($ 4,038,357)           $397,360            $247,429
                                                              =============           ========            ========


         Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating loss and tax credit carryforwards. The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1996 and 1995, are as follows:

                                                                        1996                       1995
                                                                        ----                       ----
         Deferred Tax (Liabilities):
             Deferred acquisition costs                            ($103,072,477)               ($57,399,960)
             Payable to reinsurer                                    (23,025,326)                (19,802,861)
             Policy Fees                                                (491,640)                   (308,304)
             Unrealized investment gains                                       0                     (38,976)
                                                                    ------------                 -----------

             Total                                                  (126,589,443)                (77,550,101)
                                                                    ------------                 -----------

         Deferred Tax Assets:
             Net separate account liabilities                        121,092,798                  72,024,094
             Reserve for future contractowner benefits                12,686,078                  10,672,556
             Other reserve differences                                 4,527,886                   1,492,044
             Deferred compensation                                     4,392,526                   2,169,060
             Surplus notes blocked interest                              548,730                           0
             Unrealized investment losses                                172,109                           0
             Foreign exchange translation                                141,996                     114,888
             Deferred contract charge                                     95,315                     116,218
             AMT credit carryforward                                           0                     286,094
             Other                                                       149,587                           0
                                                                    ------------                 -----------

             Total                                                   143,807,025                  86,874,954
                                                                    ------------                 -----------


             Net before valuation allowance                           17,217,582                   9,324,853

             Valuation allowance                                               0                  (9,324,853)
                                                                    ------------                 -----------

             Net deferred tax balance                               $ 17,217,582                 $         0
                                                                    ============                 ===========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the furture to realize its deferred tax assets. As such, the Company released the deferred tax valuation allowance of $9,324,853 established as of December 31, 1995.

         The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                                                                  1996                1995                 1994
                                                                  ----                ----                 ----

         Income (loss) before taxes                           $22,584,667         ($2,170,660)           $106,921
             Income tax rate                                           35%                 35%                 35%
                                                              -----------          -----------           ---------

         Tax expense at federal
             statutory income tax rate                          7,904,633            (759,731)              37,422

         Tax effect of:

             Change in valuation allowance                     (9,324,853)          1,680,339              365,288

             Dividend received deduction                       (2,266,051)           (477,139)                   0

             Other                                               (352,086)            (46,109)            (155,281)
                                                              -----------          ----------             --------

         Income tax (benefit) expense                        ($ 4,038,357)         $  397,360             $247,429
                                                              ============         ==========             ========


6.       RELATED PARTY TRANSACTIONS

         Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation, an affiliated company; and likewise, the Company has charged operating costs to American Skandia Investment Services, Incorporated, an affiliated company. Operating costs for these items was $11,581,114, $12,687,337 and $8,524,840 for the years ended December 31, 1996, 1995 and 1994, respectively. Income received for these items was $1,148,364, $396,573 and $248,799 for the years ended December 31, 1996, 1995 and 1994, respectively. Amounts receivable from affiliates under this arrangement were $548,792 and $857,156 as of December 31, 1996 and 1995, respectively. Amounts payable to affiliates under this arrangement were $619,089 and $304,525 as of December 31, 1996 and 1995, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



7.       FUTURE FEES PAYABLE TO PARENT

         On December 17, 1996 the Company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period January 1, 1994 through June 30, 1996. In connection with this transaction, the Parent issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the Purchase Agreement, the rights sold provide for the Parent to receive 80% of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally, 6.5 years). The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

         The proceeds from the sale have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value at September 1, 1996 (discounted at 7.5%), of future fees and charges expected to be realized on the designated contracts was $50,221,438. Payments representing fees and charges realized during the period September 1, 1996 through December 31, 1996 in the aggregate amount of $3,109,502, were made by the Company to the Parent. Interest expense of $42,260 has been included in the statement of operations.

         Expected payments of future fees payable to Parent are as follows:

                        Year Ending
                        December 31,                         Amount

                           1997                            $ 9,308,527
                           1998                              9,782,558
                           1999                             10,002,274
                           2000                             10,061,058
                           2001                              6,412,114
                           2002                              1,392,003
                           2003                                153,402
                                                           -----------

                          Total                            $47,111,936


         The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement, subject to certain terms and conditions.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



8.       LEASES

         The Company leases office space under a lease agreement established in 1989 with American Skandia Information Services and Technology Corporation. The lease expense for 1996, 1995 and 1994 was $1,583,391, $1,218,806 and $961,080, respectively. Future minimum lease payments per year and in aggregate as of December 31, 1996 are as follows:

                      1997                                      1,413,180
                      1998                                      1,571,400
                      1999                                      1,571,400
                      2000                                      1,740,750
                      2001 and thereafter                       6,527,813
                                                              -----------

                      Total                                   $12,824,543


9.       RESTRICTED ASSETS

         In order to comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $3,766,564 and $3,267,357 as of December 31, 1996, and 1995,
         respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.


10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $275,835,076, $132,493,899 and $95,001,971 at December 31, 1996, 1995 and 1994, respectively.

         The statutory basis net loss was $5,405,179,  $7,183,003 and $9,789,297 for the years ended December 31, 1996, 1995 and 1994, respectively.

         Under state insurance laws, the maximum amount of dividends that can be paid shareholders without prior approval of the state insurance departments is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1996, no amounts may be distributed without prior approval.


11.      EMPLOYEE BENEFITS

         In 1989, the Company established a 401(k) plan for which substantially all employees are eligible. Company contributions to this plan on behalf of the participants were $850,111, $627,161 and $431,559 for the years ended December 31, 1996, 1995 and 1994, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)




         The Company and it's affiliate cooperatively have a long-term incentive plan where units are awarded to executive officers and other personnel. The program consists of multiple plans. A new plan is instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the plan. The accrued liability representing the value of these units is $9,212,369 and $4,600,831 as of December 31, 1996 and 1995, respectively. Payments under this plan were $601,603 for the year ended December 31, 1996.

         In 1994, the Company established a deferred compensation plan which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $244,601 in 1996 and $139,209 in 1995.


12.      REINSURANCE

         The effect of the reinsurance agreements on the Company's operations was to reduce annuity charges and fee income, death benefit expense and policy reserves. The effect of reinsurance for the years ended December 31, 1996, 1995 and 1994 are as follows:


                                                        1996
                           ------------------------------------------------------------------
                                Annuity            Change in Annuity         Return Credited
                           Charges and Fees         Policy Reserves         to Contractowners

         Gross                $87,369,693              $814,306                  $779,070
         Ceded                 17,590,171               179,766                   106,435
                              -----------              --------                  --------
         Net                  $69,779,522              $634,540                  $672,635
                              ===========              ========                  ========


                                                          1995                                                   1994
                           ------------------------------------------------------------------              ----------------
                                Annuity            Change in Annuity         Return Credited                    Annuity
                           Charges and Fees         Policy Reserves         to Contractowners              Charges and Fees

         Gross                $50,334,280            ($4,790,714)              $10,945,831                    $30,116,166
         Ceded                 11,496,922              1,988,042                   332,973                      5,336,381
                              -----------             ----------               -----------                    -----------
         Net                  $38,837,358            ($6,778,756)              $10,612,858                    $24,779,785
                              ===========             ===========              ===========                    ===========


         Such ceded reinsurance does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


13.      SURPLUS NOTES

         The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1996 were as follows:

                   Issue                                         Interest
                   Date                           Amount           Rate

             December 29, 1993               $  20,000,000         6.84%
             February 18, 1994                  10,000,000         7.28%
             March 28, 1994                     10,000,000         7.90%
             September 30, 1994                 15,000,000         9.13%
             December 28, 1994                  14,000,000         9.78%
             December 19, 1995                  10,000,000         7.52%
             December 20, 1995                  15,000,000         7.49%
             December 22, 1995                   9,000,000         7.47%
             June 28, 1996                      40,000,000         8.41%
             December 30, 1996                  70,000,000         8.03%
                                              ------------

             Total                            $213,000,000


         Payment of interest and repayment of principal for these notes is subject to certain conditions and requires approval by the Insurance Commissioner of the State of Connecticut.

         Interest expense on surplus notes was $10,087,347, $5,789,893 and $3,016,905 for the years ended December 31, 1996, 1995 and 1994, respectively. Interest approved and paid during 1996 was $6,438,867. Interest accrued at December 31, 1996 amounted to $3,648,480, of which $2,080,680 has been approved and paid in 1997. The remaining $1,567,800 was not approved for payment. The 1995 and 1994 amounts were approved at December 31, 1995 with stipulation that they be funded through a capital contribution from the parent.


14.      SHORT-TERM BORROWING

         During 1993, the Company received a $10 million loan from Skandia AB, a Swedish affiliate. Upon renewal during 1995 the loan became payable to the Parent rather than Skandia AB. The loan matures on March 10, 1997 and bears interest at 6.46%. The total interest expense to the Company was $642,886, $709,521 and $569,618 and for the years ended December 31, 1996, 1995 and 1994, respectively, of which $206,361 and $219,375 was payable as of December 31, 1996 and 1995, respectively.


15.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 98% of the Company's separate account liabilities are subject to discretionary withdrawal with market value adjustment by contractholders. Separate account assets which are carried at market value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 8.5% to 1% for contracts held less than 8 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)



16.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The  following  table  summarizes   information  with  respect  to  the
         operations of the Company on a quarterly basis:

                                                                            Three Months Ended
                1996                                  March 31            June 30          September 30       December 31
                ----                                 -----------        -----------        ------------       -----------

         Premiums and other insurance
            revenues                                 $16,605,765        $20,452,733         $22,366,166       $26,933,702
         Net investment income                           455,022            282,926             270,092           577,779
         Net realized capital gains                       92,072             13,106               5,606            23,679
                                                     -----------        -----------         -----------       -----------
         Total revenues                              $17,152,859        $20,748,765         $22,641,864       $27,535,160
                                                     ===========        ===========         ===========       ===========

         Benefits and expenses                       $12,725,411        $ 9,429,735         $17,007,137       $25,191,857
                                                     ===========        ===========         ===========       ===========

         Net income                                  $ 2,658,941        $ 7,695,490         $ 2,538,513       $14,470,976
                                                     ===========        ===========        ============       ===========


                                                                              Three Months Ended
                1995                                  March 31            June 30          September 30       December 31
                ----                                -----------         -----------        ------------       -----------

         Premiums and other insurance
            revenues                                $ 8,891,903         $10,066,478         $11,960,530       $14,189,048
         Net investment income                          551,690             434,273             293,335           321,376
         Net realized capital gains (losses)            (16,082)               (370)             44,644             8,582
                                                    -----------         -----------         -----------       -----------
         Total revenues                             $ 9,427,511         $10,500,381         $12,298,509       $14,519,006
                                                    ===========         ===========         ===========       ===========

         Benefits and expenses                      $11,438,798         $ 9,968,595         $11,600,587       $15,908,087
                                                    ===========         ===========         ===========       ===========

         Net income (loss)                         ($ 2,026,688)        $   531,486         $   678,312      ($ 1,751,130)
                                                    ===========         ===========         ===========       ===========


                                                                              Three Months Ended
                1994                                  March 31            June 30          September 30       December 31
                ----                                -----------         -----------        ------------       -----------

         Premiums and other insurance
            revenues                                $ 5,594,065         $ 6,348,777         $ 7,411,686       $ 7,631,608
         Net investment income                          252,914             336,149             264,605           446,549
         Net realized capital gains (losses)                  0             (30,829)             25,914             2,973
                                                    -----------         -----------         -----------       -----------
         Total revenues                             $ 5,846,979         $ 6,654,097         $ 7,702,205       $ 8,081,130
                                                    ===========         ===========         ===========       ===========

         Benefits and expenses                      $ 5,701,460         $ 7,883,829         $ 8,157,535       $ 6,434,666
                                                    ===========         ===========         ===========       ===========

         Net income (loss)                          $   104,636        ($ 1,257,768)       ($   503,793)      $ 1,516,417
                                                    ===========         ===========         ===========       ===========

         As described in Note 5, the valuation allowance relating to deferred income taxes was released during the three months ended December 31, 1996.






                                   APPENDIX B

                            SHORT DESCRIPTIONS OF THE
      UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

The investment objectives for each underlying mutual fund are in bold face. Please refer to the prospectuses of each underlying mutual fund for more complete details and risk factors applicable to certain portfolios.

                             American Skandia Trust


JanCap Growth Portfolio: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on investments, therefore, will be incidental to this objective. The objective will be pursued by emphasizing investments in common stocks. Common stock investments will be in industries and companies that the Portfolio's sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Investments may be made to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities of U.S. issuers, when the Portfolio's sub-advisor perceives an opportunity for capital growth from such securities or so that a return may be received on the Portfolio's idle cash. Debt securities which the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), mortgage-backed and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. Securities of foreign issuers, including securities of foreign governments and Euromarket securities, also may be purchased. Although it is the general policy of the JanCap Growth Portfolio to purchase and hold securities for capital growth, changes will be made whenever the Portfolio's sub-advisor believes they are advisable. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

Investments also may be made in "special situations" from time to time. A "special situation" arises when, in the opinion of the Portfolio's sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or a new product at that company. Subject to certain limitations, the JanCap Growth Portfolio may purchase and write options on securities (including index options) and options on foreign currencies, and may invest in futures contracts on securities, financial indices and foreign currencies, ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily for hedging purposes. Investment of up to 15% of the JanCap Growth Portfolio's total assets may be made in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions.

AST Janus Overseas Growth Portfolio: The investment objective of the AST Janus Overseas Growth Portfolio is to seek long-term growth of capital. The Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States; however, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio invests primarily in common stocks of foreign issuers selected for their growth potential. The Portfolio may invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may also invest in short-term debt securities, including money market funds managed by the Sub-advisor, as a means of receiving a return on idle cash.

When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase; therefore, it does not always stay fully invested in stocks and bonds. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large regardless of country of organization or place of principal business activity.

The Portfolio may use options, futures and other types of derivatives as well as forward foreign currency contracts for hedging purposes or as a means of enhancing return. The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. Although the Sub-advisor believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Sub-advisor's judgment proves incorrect.

The Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by the Sub-advisor. The Portfolio may invest up to 35% of its net assets in corporate debt securities that are rated below investment grade (securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Services, Inc. ("Moody's") (commonly referred to as "junk bonds")). The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains.


Lord Abbett Growth and Income Portfolio: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. This objective will be pursued by investing in securities which are selling at reasonable prices in relation to value. Normally, investments will be made in common stocks of seasoned companies which are expected to show above-average growth and which the Sub-advisor believes to be in sound financial condition.



Federated Utility Income Portfolio: The investment objective of the Federated Utility Income Portfolio is to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. The Portfolio intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. The Portfolio will invest at least 65% of its total assets in securities of utility companies.

Federated High Yield Portfolio: The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The Portfolio will invest at least 65% of its assets in lower-rated (BBB or lower) fixed rate corporate debt obligations. Investments of this type are subject to a greater risk of loss of principal and interest than investments in higher rated securities and are generally considered to be high risk. The fixed rate corporate debt obligations in which the Portfolio intends to invest are usually not in the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's and Aaa, Aa or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and are regarded as predominantly speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds". There is no minimal acceptable rating for a security to be purchased or held in the Portfolio, and the Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category or securities that may be in default. Under normal circumstances, the Portfolio will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Portfolio may invest include, but are not limited to: preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates.




AST Money Market Portfolio: The investment objective of the AST Money Market Portfolio are to maximize current income and maintain high levels of liquidity. The Portfolio attempts to accomplish its objectives by maintaining a dollar-weighted average maturity of not more than 90 days and by investing in the types of securities described below which have effective maturities of not more than 397 days. Investments may include obligations of the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances of certain financial institutions which have more than $2 billion in total assets; commercial paper and corporate bonds; asset-backed securities; and repurchase and reverse repurchase agreements. Securities may be purchased on a when-issued or delayed delivery basis. Subject to applicable investment restrictions, the AST Money Market Portfolio also may lend its securities.


T. Rowe Price Asset Allocation Portfolio: The investment objective of the T. Rowe Price Asset Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities. The Portfolio is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Under normal market conditions over the long-term, the Portfolio expects to allocate its assets so that approximately 40% of such assets will be in fixed income securities and approximately 60% in equity securities.

The Portfolio's fixed income securities will be allocated among investment grade, high yield and non-dollar debt securities. The weighted average maturity for this portion of the Portfolio is generally expected to be intermediate, although it may vary significantly. High-yielding, income-producing debt securities (commonly referred to as "junk bonds") and preferred stocks including convertible securities may be purchased without regard to maturity, however, the average maturity of the bonds is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Portfolio may also purchase bonds in default if, in the opinion of the Sub-advisor, there is significant potential for capital appreciation.

The Portfolio's equity securities will be allocated among large and small-cap U.S. and non-dollar equity securities. Large-cap will generally be stocks of well-established companies with capitalization over $1 billion which can produce increasing dividend income. Small-cap will be common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks.



T. Rowe Price International Equity Portfolio: The investment objective of the T. Rowe Price International Equity Portfolio is to seek a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries. The Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants, and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program.


T. Rowe Price Natural Resources: The investment objective of the T. Rowe Price Natural Resources Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio. Total return will consist primarily of capital appreciation (or depreciation). The Portfolio will invest primarily (at least 65% of its total assets) in common stocks of companies which own or develop natural resources and other basic commodities. However, it may also purchase other types of securities, such as selected, non-resource growth companies, foreign securities, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

Some of the most important factors evaluated by the Sub-advisor in selecting natural resource companies are the capability for expanded production, superior exploration programs and production facilities, and the potential to accumulate new resources. The Portfolio expects to invest in those natural resource companies which own or develop energy sources (such as oil, gas, coal and uranium), precious metals, forest products, real estate, nonferrous metals, diversified resources, and other basic commodities which, in the opinion of the Sub-advisor, can be produced and marketed profitably during periods of rising labor costs and prices. However, the percentage of the Portfolio's assets invested in natural resource and related businesses versus the percentage invested in non-resource companies may vary greatly depending upon economic monetary conditions and the outlook for inflation. The earnings of natural resource companies may be expected to follow irregular patterns, because these companies are particularly influenced by the forces of nature and international politics. Companies which own or develop real estate might also be subject to irregular fluctuations of earnings, because these companies are affected by changes in the availability of money, interest rates, and other factors.

The Portfolio may invest up to 50% of its total assets in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. The Portfolio will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. Junk bonds are regarded as predominantly speculative and high risk. The Portfolio may invest up to 10% of its total assets in hybrid instruments. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time.


T. Rowe Price International Bond Portfolio: The investment objective of the T. Rowe Price International Bond Portfolio is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return consists of income after expenses,  bond  price  gains (or  losses)  in terms of the local  currency  and currency gains (or losses). The value of the Portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates. Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Portfolio performance. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

The Portfolio will invest at least 65% of its assets in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities.


The Portfolio may also invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer. Since, as a nondiversified investment company, the Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.

Because of the Portfolio's long-term investment objective, investors should not rely on an investment in the Portfolio for their short-term financial needs and should not view the Portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.



T. Rowe Price Small Company Value Portfolio: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The Portfolio will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less that appear undervalued by various measures, such as price/earnings or price/book value ratios. Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Portfolio's investment objective and policies. Small companies--those with a capitalization (market value) of $1 billion or less--may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Investing in small companies involves greater risk, as well as greater opportunity, than is customarily associated with more established companies.

The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. The Portfolio may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. The Portfolio may invest in debt securities of any type without regard to quality or rating. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities.

The Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. The Portfolio may acquire illiquid securities; however, the Portfolio will not invest more than 15% of its net assets in illiquid securities, and not more than 10% of its total assets in restricted securities (other than Rule 144A securities). The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.

Founders Capital Appreciation Portfolio: The investment objective of Founders Capital Appreciation Portfolio is capital appreciation. The Portfolio will normally invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. These stocks normally will be traded in the over-the-counter market. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high. Investment in such companies may involve greater risk than is associated with more established companies. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations, when these investments offer opportunities for capital appreciation.

Founders Passport Portfolio: The investment objective of the Founders Passport Portfolio is to seek capital appreciation. To achieve its objective, the Portfolio invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world. At least 65% of the Portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation. The Portfolio normally will invest a significant proportion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies.

The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. The Portfolio may invest without limit in American Depository Receipts and may invest in foreign securities. Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations, which involve certain risks. The Portfolio may use futures contracts and options for hedging purposes. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high.



INVESCO Equity Income Portfolio: The investment objective of the INVESCO Equity Income Portfolio is to seek high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign industrial issuers. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. The Portfolio may depart from the basic investment objective and assume a defensive position with a large portion of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash. The Portfolio's investments in common stocks may decline in value. To minimize the risk this presents, the Portfolio only invests in dividend-paying common stocks of domestic and foreign industrial issuers which are marketable, and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. There are no fixed-limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, it is anticipated that the Portfolio's annual portfolio turnover rate may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration.



PIMCO Total Return Bond Portfolio: The investment objective of the PIMCO Total Return Bond Portfolio is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the outlook for the U.S. and foreign economies, the financial markets and other factors. The Portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit; fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants. The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration from three to six years. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (i.e., rated below Baa by Moody's or BBB by S&P or, if unrated, determined by the Sub-advisor to be of comparable quality). These securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. The Portfolio may invest directly in U.S. dollar- or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks. The Portfolio will limit its investments in newly industrialized countries to 10% of its assets.



PIMCO Limited Maturity Bond Portfolio: The investment objective of the PIMCO Limited Maturity Bond Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.



The Portfolio may hold  different  percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. There are special risks involved in these instruments. The Portfolio will invest in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration from one to three years. The Portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the
Sub-advisor to be of comparable quality). The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. The Portfolio may invest directly in U.S. dollar- or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks. The Portfolio will limit its investments in newly industrialized countries to 5% of its assets.


Berger Capital Growth Portfolio: The investment objective of the Berger Capital Growth Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of established companies which the Sub-advisor believes offer favorable growth prospects. Current income is not an investment objective of the Portfolio, and any income produced will be a by-product of the effort to achieve the Portfolio's objective.

In general, investment decisions for the Portfolio are based on an approach which seeks out successful companies because they are believed to be more apt to become profitable investments. To evaluate a prospective investment, the Sub-advisor analyzes information from various sources, including industry economic trends, earnings expectations and fundamental securities valuation factors to identify companies which in the Sub-advisor's opinion are more likely to have predictable, above average earnings growth, regardless of the company's size and geographic location. The Sub-advisor also takes into account a company's management and its innovations in products and services in evaluating its prospects for continued or future earnings growth.

In selecting its portfolio securities, the Portfolio places primary emphasis on established companies which it believes to have favorable growth prospects. Common stocks usually constitute all or most of the Portfolio's investment holdings, but the Portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Sub-advisor to achieve the objective of the Portfolio. The Portfolio may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if its Sub-advisor believes these are likely to be the best suited at that time to achieve the Portfolio's objective. The Portfolio's policy of investing in securities believed to have a potential for capital growth means that a Portfolio share may be subject to greater fluctuations in value than if the Portfolio invested in other securities.

Robertson Stephens Value + Growth Portfolio: The investment objective of the Robertson Stephens Value + Growth Portfolio is to seek capital appreciation. The Portfolio will invest primarily in growth companies believed by the Sub-advisor to have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

In selecting investments for the Portfolio, the Sub-advisor's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. The Sub-advisor may select stocks which it believes are undervalued relative to the current stock price. When the Sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale.

The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks such as limited product lines, markets and financial or managerial resources. These securities may be less frequently traded and the values may fluctuate more sharply than other securities.

The Portfolio may invest up to 35% of its net assets in securities principally traded in foreign markets. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Portfolio may also at times invest a substantial portion of their assets in securities of issuers in developing countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, the Portfolio may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

At times, the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Sub-advisor were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector.


AST Putnam Value Growth & Income Portfolio: The primary investment objective of the AST Putnam Value Growth & Income Portfolio is to seek capital growth.
Current income is a secondary investment objective. The Portfolio invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks, or convertible securities (both debt securities and preferred stocks) or U.S. government securities, if the Sub-advisor determines that their purchase would help further the Portfolio's investment objectives. The Portfolio may invest up to 20% of its assets in securities traded in foreign markets. The Portfolio may also purchase ADRs and Eurodollar certificates of deposit, without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." The Portfolio may buy or sell foreign currencies, foreign currency futures contracts and foreign currency forward contracts for hedging purposes in connection with its foreign investments.

The Portfolio may invest a portion of its assets in fixed-income securities, including lower-rated fixed-income securities, which are commonly known as "junk bonds," without limitation as to credit rating. The Portfolio may invest in zero coupon bonds and payment-in-kind bonds. The Portfolio may buy and sell stock index futures contracts. The Portfolio may buy and sell call and put options on index futures or on stock indices in addition to or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio may also buy and sell put and call options for hedging purposes. The aggregate value of the securities underlying the options may not exceed 25% of Portfolio assets. The Portfolio may enter into repurchase agreements. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

AST Putnam International Equity Portfolio: The investment objective of the AST Putnam International Equity Portfolio is to seek capital appreciation. The Portfolio seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Sub-advisor believes purchasing them would help achieve the Portfolio's objective. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States.

The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risks then in investing in developed markets. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. The Portfolio may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. Options and futures transactions involve certain special risks. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities and to protect against changes in the value of specific portfolio positions.

AST Putnam Balanced Portfolio: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. In seeking its objective, the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The Portfolio's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The portion of the Portfolio's assets invested in equity securities and fixed income securities will vary from time to time in light of the Portfolio's investment objective, changes in interest rates and economic and other factors. However, under normal market conditions, it is expected that at least 25% of the Portfolio's total assets will be invested in fixed income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed income characteristics of those securities. The Portfolio may invest up to 20% of its assets in equity securities principally traded in foreign markets or in fixed income securities denominated in foreign currencies. The Portfolio may also purchase ADRs and Eurodollar certificates of deposit without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets" which may entail special risks.

The Portfolio may buy or sell foreign currencies and foreign currency forward contracts for hedging purposes in connection with its foreign investments. The Portfolio may invest in both higher-rated and lower-rated fixed-income securities. The Portfolio will not invest in securities rated at the time of purchase lower than B by Moody's or S&P, or in unrated securities which the Sub-advisor determines are of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major risk exposures to adverse conditions. The Portfolio may invest in so-called zero coupon bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. The Portfolio may buy and sell futures contracts. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

Twentieth Century Strategic Balanced Portfolio: The investment objective of the Twentieth Century Strategic Balanced Portfolio is to seek capital growth and current income. It is the Sub-advisor's intention to maintain approximately 60% of the Portfolio's assets in common stocks that are considered by the
Sub-advisor to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities. With the equity portion of the Portfolio, the Sub-advisor seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenue acceleration) and have, in the opinion of the Sub-advisor, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the Sub-advisor intends to keep the equity portion of the Portfolio fully invested in these securities regardless of the movement of stock prices generally. The Portfolio may purchase securities only of companies that have a record of at least three years continuous operation.

The Sub-advisor intends to maintain approximately 40% of the Portfolio's assets in fixed income securities, approximately 80% of which will be invested in domestic fixed income securities and approximately 20% of which will be invested in foreign fixed income securities. This percentage will fluctuate from time to time. The fixed income portion of the Portfolio will include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The Portfolio may also invest in mortgage-related and other asset-backed securities. Debt securities that comprise part of the Portfolio's fixed income portfolio will primarily be limited to "investment grade" obligations. However, the Portfolio may invest up to 10% of its fixed income assets in "high yield" securities. Under normal market conditions, the maturities of fixed-income securities in which the Portfolio invests will range from 2 to 30 years.

The Portfolio may invest up to 25% of its total assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies primarily from developed markets, when these securities meet its standards of selection. Some of the foreign securities held by the Portfolio may be denominated in foreign currencies. To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts.

The Portfolio may purchase mortgage-related and other asset-backed securities. The Portfolio may also invest in collateralized mortgage obligations. The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio. To the extent permitted by its investment objectives and policies, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. There are a range of risks associated with derivative investments. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. The portfolio turnover of the Portfolio may be higher than other mutual funds with similar investment objectives.

Twentieth Century International Growth Portfolio: The investment objective of the Twentieth Century International Growth Portfolio is to seek capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues) and have, in the opinion of the Sub-advisor, potential for appreciation. The Portfolio will invest primarily in issuers in developed markets. The Portfolio will invest primarily in equity securities (defined to include equity equivalents) of such issuers. The Portfolio will attempt to stay fully invested in such securities, regardless of the movement of stock prices generally. The Portfolio may also invest in other types of securities consistent with the accomplishment of the Portfolio's objectives. When the Sub-advisor believes that the total return potential of other securities equals or exceeds the potential return of equity securities, the Portfolio may invest up to 35% in such other securities. The other securities the Portfolio may invest in are bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Portfolio will limit its purchases of debt securities to investment grade obligations.

The Portfolio may also invest in other equity securities and equity equivalents. Examples of other equity securities and equity equivalents are preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity and equity equivalent securities of issuers from at least three countries outside of the United States. While securities of U.S. issuers may be included in the Portfolio from time to time, it is the primary intent of the Sub-advisor to diversify investments across a broad range of foreign issuers.

In order to achieve maximum investment flexibility, the Portfolio has not established geographic limits on asset distribution, on either a country-by-country or region-by-region basis. The Sub-advisor expects to invest both in issuers in developed markets (such as Germany, the United Kingdom and Japan) and in issuers in emerging market countries. Subject to certain restrictions contained in the Investment Company Act, the Portfolio may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies authorized to invest in those countries. Some of the securities held by the Portfolio will be denominated in foreign currencies. To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts.

Notwithstanding the Portfolio's investment objective of capital growth, under exceptional market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio. The Portfolio will not invest more than 15% of its assets in repurchase agreements maturing in more than seven days. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection.

The portfolio turnover may be higher than other mutual funds with similar investment objectives. Investments in the Portfolio should not be considered a complete investment program and may not be appropriate for an individual with limited investment resources or who is unable to tolerate fluctuations in the value of the investment.


                             The Alger American Fund



Alger American Growth Portfolio: The investment objective of the Alger American Growth Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of the portfolio. It seeks to achieve its objective by investing in equity securities, such as common or preferred stocks that are listed on a national securities exchange, or securities convertible into or exchangeable for equity securities, including warrants and rights, often selected by the investment manager on the basis of original research produced by its research analysts. Except during temporary defensive periods, the portfolio invests at least 65 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of $1 billion or greater.

Alger American Small Capitalization Portfolio: The investment objective of the Alger American Small Capitalization Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included within the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

Alger American MidCap Growth Portfolio: The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


                  Neuberger & Berman Advisers Management Trust


(Each portfolio of Neuberger & Berman Advisers Management Trust invests exclusively in a corresponding series of Advisers Managers Trust in what is sometimes known as a "master/feeder" fund structure. Therefore, the investment objective of each portfolio matches that of the series of Advisers Managers Trust in which the portfolio invests. Therefore, the following information is presented in terms of the applicable series of Neuberger & Berman Advisers Management Trust).

AMT Partners Portfolio: The investment objective of the AMT Partners Portfolio is to seek capital growth. This investment objective is non-fundamental.

AMT Partners Portfolio invests primarily in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals including a low price-to-earnings ratios, consistent cash flow, and the company's track record through all parts of the market cycle.

AMT Partners Portfolio may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or in comparable unrated securities. Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk.


                           Montgomery Variable Series


Emerging Markets Fund: The investment objective of the Emerging Markets Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of emerging markets companies. Under normal conditions, the Emerging Markets Fund maintains investments in at least six emerging market countries at all times and invests no more than 35% of its total assets in any one emerging market country. The Manager currently regards the following to be emerging market countries: Latin American (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay, Venezuela); Asia (Bangladesh, China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam); southern and eastern Europe (Czech Republic, Greece, Hungary, Poland, Portugal, Russia, Turkey); the Middle East (Israel, Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zimbabwe). In the future, the Fund may invest in other emerging market countries.

This Fund uses a proprietary, quantitative asset allocation model created by the Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percent of assets to invest in each country to maximize expected returns for a given risk level. The Fund's aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research, publicly available information and company visits.


This Fund invests primarily in common stock, but also may invest in other types of equity and equity derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade.


This Fund may invest in certain debt securities issued by the governments of emerging market countries that are, or may be eligible for, conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Fund deems them to be equity derivative securities.




                                   APPENDIX C

                                 PRIOR CONTRACT





         Prior to May, 1994, the Company issued a variable annuity which is no longer being issued but under which Purchase Payments may continue to be made ("prior contract"). This annuity was marketed as the Lifevest Personal Security Annuity - "PSA" contract, and was sold during the period from September, 1988 until May 1994. Assets supporting the PSA contracts are maintained in Class 1 of Separate Account B.

         The principle differences between the contracts offered by this Prospectus - ("current contract") - marketed as the American Skandia Advisors Plan - "ASAP" contract, and the prior contract relate to the investment options available under the contract, charges made by the Company, death benefit provisions and annuitization options. In addition, while ASAP may be offered as either individual contract or as coverage under a group annuity, PSA was only offered as an individual contract.

DEFINITIONS

         Some of the definitions used in the PSA contract are slightly different from the definitions used in ASAP contract.

The defined term of "Account Value" used in the ASAP prospectus is the same as the defined term of "Cash Value" in the former PSA Prospectus, except for the inclusion of information relating to fixed investment options that are not available in the PSA contracts.

The defined term of "Issue Date" used in the ASAP prospectus is the same as the defined term of "Contract Date" in the former PSA Prospectus.

The defined term of "Purchase Payment" in the ASAP prospectus is not defined in the former PSA prospectus, but the term is the same as the term "premium" or "premium payment" that was used in the former PSA Prospectus.

The following defined terms in the ASAP prospectus relating to the fixed investment options are not applicable: "Current Rates," Fixed Allocation," "Guarantee Period," "Interim Value," "MVA," and "Maturity Date."

The defined term "Owner" in the ASAP prospectus clarifies the meaning of that term in relation to group annuity sales. This was not applicable to PSA.

Investment Options

         The PSA contracts do not provide for a fixed dollar accumulation prior to the maturity date. Thus the descriptions in this Prospectus of the Fixed Investment Options, Separate Account D, Account Value of the Fixed Allocations, Additional Amounts in the Fixed Allocations, Account Value, Current Rates, Fixed Allocation, Guarantee Period, Interim Value, Market Value Adjustment or "MVA", Balanced Investment Program, Allocation Rules, Transfers, Renewals, Dollar Cost Averaging, Rebalancing, Systematic Withdrawals, Death Benefit, Pricing of Transfers and Distributions, Voting Rights, Advertising, Deferral of Transactions, Modification, to the extent that they relate to the fixed investment options, are not applicable to the prior contract.

Purchase Payments

         The minimum initial purchase payment for PSA is $5,000 and minimum subsequent payments are $1,000, or less where required by law or regulation, and may be paid at any time before the earlier of (1) the Annuity Date, and (2) the contract anniversary following the earlier of your or the Annuitant's 85th birthday.

Charges

         The contingent deferred sales load for PSA originally was 6% for 6 years. It subsequently was changed for PSA contracts issued from May, 1991 (or later, if required by law) to: year 1 - 7%, year 2 - 6%, year 3 - 5%, year 4 - 4%, year 5 - 3%, year 6 - 2%, year 7 - 1%.

         The maintenance fee for PSA is $30 which is deducted annually to cover the cost of maintaining and administering the contracts. Before annuity payments commence, this fee is deducted at the end of each contract year or on surrender, if earlier. During the Payout Period, if a variable annuitization option is elected this fee is deducted from each annuity payment on a pro-rata basis.

         The administrative and maintenance fees for PSA are fixed and cannot be changed.

         There is currently no "Transfer Fee" applicable to the PSA contract, however, we reserve the right to charge up to the lesser of our actual costs in effecting such transfers or the maximum allowed under state law for transfers in excess of 12 in any contract year. Currently, that maximum is $10.00 per transfer.

Expense Examples

The Expense Examples for the PSA contract are as follows:

                                    Examples
                (amounts shown are rounded to the nearest dollar)

If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Sub-accounts                                                                               After:
                                                                  1 yr.           3 yrs.            5 yrs.          10 yrs.


JanCap Growth                                                        96              131               168              292
AST Janus Overseas Growth                                           100              141               184              324
LA Growth and Income                                                 95              127               162              280
Fed Utility Inc                                                      95              126               159              275
Fed High Yield                                                       96              129               165              286
AST Money Market                                                     91              115               142              240
T. Rowe Price Asset Allocation                                       97              134               173              301
T. Rowe Price International Equity                                   98              137               178              311
T. Rowe Price Natural Resources                                      98              137               178              311
T. Rowe Price International Bond                                     97              133               171              298
T. Rowe Price Small Company Value                                    98              136               177              310
Founders Capital Appreciation                                        97              133               171              298
Founders Passport                                                    99              139               181              318
INVESCO Equity Income                                                95              127               162              280
PIMCO Total Return Bond                                              94              124               157              270
PIMCO Limited Maturity Bond                                          94              124               157              270
Berger Capital Growth                                                95              128               163              283
RS Value + Growth                                                    99              138               180              315
AST Putnam Value Growth & Income                                     96              130               167              290
AST Putnam International Equity                                      97              133               171              298
AST Putnam Balanced                                                  95              127               162              280
Twentieth Century Strategic Balanced                                 97              133               172              300
Twentieth Century International Growth                              100              141               184              324
AA Growth                                                            93              121               152              260
AA Small Capitalization                                              94              124               157              270
AA MidCap Growth                                                     94              123               155              267
NB Partners                                                          95              126               160              277
MV Emerging Markets                                                 100              142               186              327


If you do not surrender your contract you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets: - SAME AS IN ASAP PROSPECTUS.



Breakpoints

The current breakpoints for qualifying for the Additional Units, and the value of such Units on the Valuation Day they are allocated to the Sub-accounts are as follows:

                                                          Value of Additional Units
           Premium received                               as a percentage of premium

         At least $500,000 but less than $1,000,000            1.25%
         At least $1,000,000 but less than $5,000,000          3.00%
         At least $5,000,000 or more                           3.75%

We currently plan to make such a program available. However, we reserve the right to modify, suspend or terminate it at any time, or from time to time, without notice.

Balanced Investment Program

There is no "Balanced Investment Program" available under the PSA contract.

Surrenders

The minimum amount of any partial surrender (partial withdrawal) under a PSA contract is $500.

Medically Related Surrender

The provision in the ASAP Prospectus that such " benefit is not available if the total Purchase Payments received exceed $500,000.00 for all annuities issued by us with this benefit for which the same person is named as Annuitant" is not applicable to the PSA contract.

Annuity Options/Annuity Payments

The section referred to as "Annuity Payments" in the ASAP Prospectus is similar to the section entitled "Annuity Options" in the prior PSA prospectus except as follows: 1) the term "key life" in the ASAP Prospectus is the same as the term "payee" in the prior PSA Prospectus; 2) the amount of the first monthly payment per $1,000 of value obtained from the annuity tables which are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 4% per annum; and
3) a variable annuity option is available, and it is selected, the amount of the first monthly annuity payment, as described above, is divided by the Unit Price(s) for the appropriate Sub-account(s) as of the close of business on the fifth business day preceding the Annuity Date in order to determine the number of Annuity Units for each Sub-account represented by the first payment.

Death Benefits

         A death benefit for PSA is the greater of the Account Value or 100% of the premium payments less all amounts surrendered. It is payable in the event of the Owners death or the Annuitant's death (if there is no Contingent Annuitant) if occurring both (a) prior the Annuity Date, and (b) before the contract anniversary following the earlier of your or the Annuitant's 85th birthday. The death benefit at any later date prior to the Annuity date is the Account Value.

Age Limits

Both the Owner and the Annuitant, if different from the Owner, must be less than 85 years of age on the Issue Date under the PSA contract.



Performance Information


         The calculation of performance information is set forth in the ASAP Statement of Additional Information. The non-standard total return is the same for ASAP and PSA when the contingent deferred sales charge is not applied. The standard total return and the non-standard total return (assuming maximum sales charge and no maintenance fees) for PSA sub-accounts is as follows:


                                                                            Standard Total Return
                                                                      (Assuming maximum sales charge
                                                                       and maximum maintenance fees)

                                                                                                             Incep-
                                                        1              3              5           10        tion-to
                                                       Yr.            Yr.            Yr.          Yr.         -Date


JanCap Growth                                          19.27%        16.14%          N/A          N/A         15.83%
AST Janus Overseas Growth                                 N/A           N/A          N/A          N/A         -7.08%
LA Growth and Income                                    9.71%        13.01%          N/A          N/A         12.62%
Fed Utility Inc                                         2.84%         6.31%          N/A          N/A          7.36%
Fed High Yield                                          4.85%         6.51%          N/A          N/A          6.54%
T. Rowe Price Asset Allocation                          4.42%         8.48%          N/A          N/A          8.51%
T. Rowe Price International Equity                      5.42%         3.75%          N/A          N/A          3.76%
T. Rowe Price Natural Resources                        21.60%           N/A          N/A          N/A         20.01%
T. Rowe Price International Bond(1)                    -2.58%           N/A          N/A          N/A          1.67%
T. Rowe Price Small Company Value                         N/A           N/A          N/A          N/A         -7.08%
Founders Capital Appreciation                          11.16%        16.93%          N/A          N/A         17.00%
Founders Passport(2)                                    4.20%           N/A          N/A          N/A          4.56%
INVESCO Equity Income                                   8.27%        11.05%          N/A          N/A         11.10%
PIMCO Total Return Bond                                -5.08%         3.08%          N/A          N/A          3.10%
PIMCO Limited Maturity Bond                            -4.61%           N/A          N/A          N/A          0.05%
Berger Capital Growth                                   7.54%           N/A          N/A          N/A         14.45%
RS Value + Growth                                         N/A           N/A          N/A          N/A          1.78%
AST Putnam Value Growth & Income                          N/A           N/A          N/A          N/A         -7.08%
AST Putnam International Equity(3)                      1.00%         4.27%        7.00%          N/A          9.20%
AST Putnam Balanced(4)                                  2.55%         7.86%          N/A          N/A          8.00%
Twentieth Century Strategic Balanced                      N/A           N/A          N/A          N/A         -7.08%
Twentieth Century International Growth                    N/A           N/A          N/A          N/A         -7.08%
AA Growth                                               4.62%        13.16%       14.54%          N/A         16.96%
AA Small Capitalization                                -4.34%         9.82%        8.94%          N/A         18.42%
AA MidCap Growth                                        3.20%        13.74%          N/A          N/A         21.61%
NB Partners                                            20.46%           N/A          N/A          N/A         18.61%
MV Emerging Markets                                       N/A           N/A          N/A          N/A         -1.64%



                                                                          Non-standard Total Return
                                                                      (Assuming maximum sales charge
                                                                         and no maintenance fees)

                                                                                                             Incep-
                                                        1              3              5           10        tion-to
                                                       Yr.            Yr.            Yr.          Yr.         -Date


JanCap Growth                                          19.37%        16.23%          N/A          N/A         15.95%
AST Janus Overseas Growth                                 N/A           N/A          N/A          N/A         -7.00%
LA Growth and Income                                    9.80%        13.11%          N/A          N/A         12.72%
Fed Utility Inc                                         2.93%         6.40%          N/A          N/A          7.45%
Fed High Yield                                          4.94%         6.60%          N/A          N/A          6.63%
T. Rowe Price Asset Allocation                          4.51%         8.57%          N/A          N/A          8.60%
T. Rowe Price International Equity                      5.51%         3.83%          N/A          N/A          3.85%
T. Rowe Price Natural Resources                        21.70%           N/A          N/A          N/A         20.13%
T. Rowe Price International Bond(1)                    -2.49%           N/A          N/A          N/A          1.77%
T. Rowe Price Small Company Value                         N/A           N/A          N/A          N/A         -7.00%
Founders Capital Appreciation                          11.25%        17.03%          N/A          N/A         17.10%
Founders Passport(2)                                    4.28%           N/A          N/A          N/A          4.67%
INVESCO Equity Income                                   8.36%        11.15%          N/A          N/A         11.19%
PIMCO Total Return Bond                                -5.00%         3.17%          N/A          N/A          3.18%
PIMCO Limited Maturity Bond                            -4.53%           N/A          N/A          N/A          0.15%
Berger Capital Growth                                   7.63%           N/A          N/A          N/A         14.58%
RS Value + Growth                                         N/A           N/A          N/A          N/A          1.87%
AST Putnam Value Growth & Income                          N/A           N/A          N/A          N/A         -7.00%
AST Putnam International Equity(3)                      1.09%         4.36%        7.09%          N/A          9.30%
AST Putnam Balanced(4)                                  2.64%         7.95%          N/A           NA          8.10%
Twentieth Century Strategic Balanced                      N/A           N/A          N/A          N/A         -7.00%
Twentieth Century International Growth                    N/A           N/A          N/A          N/A         -7.00%
AA Growth                                               4.71%        13.25%       14.63%          N/A         17.05%
AA Small Capitalization                                -4.25%         9.91%        9.03%          N/A         18.52%
AA MidCap Growth                                        3.29%        13.83%          N/A          N/A         21.72%
NB Partners                                            20.56%           N/A          N/A          N/A         18.71%
MV Emerging Markets                                       N/A           N/A          N/A          N/A         -1.56%

(1) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio (formerly, the AST Scudder International Bond Portfolio). As of May 1, 1996, Rowe Price-Fleming International, Inc. has served as Sub-advisor to the Portfolio. The performance information provided in the above chart, computed for the period May 3, 1994 (commencement of operations) to May 1, 1996, reflects that of the Portfolio as sub-advised by Scudder, Stevens & Clark, Inc. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(2) As of October 15, 1996, Founders Asset Management, Inc. has served as Sub-advisor to the Portfolio, now named the Founders Passport Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Seligman Henderson Co., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(3) As of October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam International Equity Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Seligman Henderson Co., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(4) As of October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam Balanced Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Phoenix Investment Counsel, Inc., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.





This prospectus contains a short description of the contents of the Statement of Additional Information. You have the right to receive from us such Statement of Additional Information. To do so, please complete the following, detach it and forward it to us at:

                   American Skandia Life Assurance Corporation
                            Attention: Concierge Desk


                              For Written Requests:


                                  P.O. Box 883
                           Shelton, Connecticut 06484


                            For Electronic Requests:

                           customerservice@Skandia.com

                             For Requests by Phone:

                                1-(800)-752-6342

================================================================================
            PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT
           CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY
                   DESCRIBED IN PROSPECTUS ASAP-PROS (05/97).
===============================================================================


                    -----------------------------------------
                                (print your name)



             -------------------------------------------------------
                                    (address)



             -------------------------------------------------------
                              (city/state/zip code)

================================================================================

ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
representative or by writing to:


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       at


                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or


                           customerservice@Skandia.com



Issued by:                                                          Serviced by:


AMERICAN SKANDIA LIFE                                     AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                     ASSURANCE CORPORATION
One Corporate Drive                                                P.O. Box 883
Shelton, Connecticut 06484                            Shelton, Connecticut 06484
Telephone: 1-800-752-6342                             Telephone:  1-800-752-6342
http://www.AmericanSkandia.com                   http://www.AmericanSkandia.com


                                 Distributed by:


                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                            Telephone: (203) 926-1888
                         http://www.AmericanSkandia.com










                       STATEMENT OF ADDITIONAL lNFORMATION


The variable investment options under the annuity contracts, registered under the Securities Act of 1933 and the Investment Company Act of 1940, are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 1 SUB-ACCOUNTS) and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The fixed investment options thereunder, registered solely under the Securities Act of 1933, are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION and the assets supporting such securities are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D.

THIS STATEMENT OF ADDITIONAL lNFORMATlON IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTlON WITH THE PROSPECTUS FOR THE ANNUITIES WHICH ARE REFERRED TO HEREIN.


THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE lNVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, P.O. BOX 883, SHELTON, CONNECTICUT 06484, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@SKANDIA.COM.


                         Date of Prospectus: May 1, 1997
            Date of Statement of Additional Information: May 1, 1997



                                                         TABLE OF CONTENTS

Item                                                                                                                   Page


General Information Regarding American Skandia Life Assurance Corporation                                                 1
Principal Underwriter                                                                                                     1
Calculation of Performance Data                                                                                           2
Unit Price Determinations                                                                                                 5
Calculating the Market Value Adjustment                                                                                   5
Independent Auditors                                                                                                      6
Legal Experts                                                                                                             7
Appendix A - Financial Statements for  Separate Account B (Class 1 Sub-accounts)                                          8


GENERAL  INFORMATION  REGARDING  AMERICAN  SKANDIA LIFE  ASSURANCE  CORPORATION:
American Skandia Life Assurance Corporation ("we", "our" or "us") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Skandia Insurance Company Ltd. is a major worldwide insurance company operating from Stockholm, Sweden which owns and controls, directly or through subsidiary companies, numerous insurance and related companies. We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.


PRINCIPAL UNDERWRITER: American Skandia Marketing, Incorporated ("ASM, Inc.") serves as principal underwriter for the Annuities. We, ASM, Inc. and American Skandia Investment Services Incorporated ("ASISI"), the investment manager of the American Skandia Trust, are wholly-owned subsidiaries of American Skandia Investment Holding Corporation. A number of the Class 1 Sub-accounts of Separate Account B invest in portfolios offered by American Skandia Trust.

ASAP-SAI (05/97)



Annuities may be sold by agents of ASM, Inc., or agents of securities brokers or insurance brokers who enter into agreements with ASM, Inc. and who are legally qualified under federal and state law to sell the Annuities in those states where the Annuities are to be offered. The Annuities are offered on a continuous basis. ASM, Inc. is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc. ASM, Inc. receives no underwriting commissions.

CALCULATION OF PERFORMANCE DATA: We may advertise our Current Rates for new Fixed Allocations, to the extent permitted by law. We may advertise the performance of Sub-accounts using two types of measures. These measures are "current and effective yield", which may be used for money market-type Sub-accounts, and "total return", which may be used with other types of Sub-accounts. The following descriptions provide details on how we calculate these measures for Sub-accounts:

         (1) Current and effective yield: The current yield of a money market-type Sub-account is calculated based upon a seven day period ending on the date of calculation. The current yield of such a Sub-account is computed by determining the change (exclusive of capital changes) in the Account Value of a hypothetical pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical Allocation") having a balance of one Unit at the beginning of the period, subtracting a hypothetical maintenance fee, and dividing such net change in the Account Value of the Hypothetical Allocation by the Account Value of the Hypothetical Allocation at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The resulting figure will be carried to at least the nearest l00th of one percent.

We compute effective compound yield for a money market-type Sub-account according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on assets of such a Sub-account. Net investment income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

         (2) Total Return: Total return for the other Sub-accounts is computed by using the formula:

                                  P(1+T)n = ERV

                                     where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

         ERV = the Account Value of the hypothetical $1,000 payment as of the end of the period over which total return is being measured.



The Sub-accounts offered as variable investment options for the Annuities have been available as variable investment options in other annuities we offer. In addition, some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

As part of any advertisement of Standard Total Return, we may advertise the "Non-standard Total Return" of the Sub-accounts. Non-standard Total Return is calculated in the same manner as the standardized returns except that the calculations assume no redemption at the end of the applicable periods, thus these figures do not take into consideration the Annuity's contingent deferred sales charge. In addition, we may calculate Non-standard Total Return that does not reflect deduction of the Annual Maintenance Fee.


As described in the Prospectus, Annuities may be offered in certain situations in which the contingent deferred sales charge or certain other charges or fees may be eliminated or reduced. Advertisements of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.


Shown below are total return figures for the periods shown. Figures are shown only for Sub-accounts operational as of December 31, 1996. "Standard" total return and "Non-standard" total return figures, as described above, are shown. "Standard" total return figures assume that all charges and fees are applicable. "Non-standard" total return figures may not reflect all fees and charges, as noted in the charts below. The "inception-to-date" figures shown below are based on the inception date of an underlying mutual fund portfolio. "N/A" means "not applicable" and indicates that the underlying mutual fund portfolio was not in operation for the applicable period. Any performance of such portfolios prior to inception of a Sub-account is provided by the underlying mutual funds. The total return for any Sub-account reflecting performance prior to such Sub-account's inception is based on such information.


                                             Standard Total Return                              Non-standard Total Return
                                         (Assuming maximum sales charge                       (Assuming maximum sales charge
                                          and maximum maintenance fees)                          and no maintenance fees)
                                                                        Incep-                                               Incep-
                                        1        3        5      10    tion-to-              1       3        5       10    tion-to-
                                       Yr.      Yr.      Yr.     Yr.     Date               Yr.     Yr.      Yr.      Yr.     Date


JanCap Growth                        18.79%   15.90%     N/A     N/A    15.70%            18.88%  15.99%     N/A      N/A    15.80%
AST Janus Overseas Growth              N/A      N/A      N/A     N/A    -7.57%              N/A     N/A      N/A      N/A    -7.50%
LA Growth and Income                  9.22%   12.76%     N/A     N/A    12.49%             9.30%  12.85%     N/A      N/A    12.58%
Fed Utility Inc                       2.36%    6.03%     N/A     N/A     7.14%             2.43%   6.10%     N/A      N/A     7.23%
Fed High Yield                        4.37%    6.23%     N/A     N/A     6.26%             4.44%   6.31%     N/A      N/A     6.33%
T. Rowe Price Asset Allocation        3.93%    8.20%     N/A     N/A     8.24%             4.01%   8.28%     N/A      N/A     8.32%
T. Rowe Price International Equity    4.93%    3.45%     N/A     N/A     3.46%             5.01%   3.52%     N/A      N/A     3.54%
T. Rowe Price Natural Resources      21.12%     N/A      N/A     N/A    19.50%            21.20%    N/A      N/A      N/A    19.60%
T. Rowe Price International Bond(1)  -3.06%     N/A      N/A     N/A     1.32%            -2.99%    N/A      N/A      N/A     1.40%
T. Rowe Price Small Company Value      N/A      N/A      N/A     N/A    -7.57%              N/A     N/A      N/A      N/A    -7.50%
Founders Capital Appreciation        10.68%   16.70%     N/A     N/A    16.77%            10.76%  16.79%     N/A      N/A    16.86%
Founders Passport(2)                  3.71%     N/A      N/A     N/A     3.99%             3.79%    N/A      N/A      N/A     4.09%
INVESCO Equity Income                 7.79%   10.80%     N/A     N/A    10.84%             7.87%  10.88%     N/A      N/A    10.92%
PIMCO Total Return Bond              -5.57%    2.78%     N/A     N/A     2.79%            -5.50%   2.85%     N/A      N/A     2.87%
PIMCO Limited Maturity Bond          -5.10%     N/A      N/A     N/A    -0.54%            -5.03%    N/A      N/A      N/A    -0.45%
Berger Capital Growth                 7.05%     N/A      N/A     N/A    14.08%             7.13%    N/A      N/A      N/A    14.19%
RS Value + Growth                      N/A      N/A      N/A     N/A     1.29%              N/A     N/A      N/A      N/A     1.37%
AST Putnam Value Growth & Income       N/A      N/A      N/A     N/A    -7.57%              N/A     N/A      N/A      N/A    -7.50%
AST Putnam International Equity(3)    0.52%    3.97%    6.86%    N/A     9.22%             0.59%   4.05%    6.94%     N/A     9.30%
AST Putnam Balanced(4)                2.06%    7.59%     N/A     N/A     7.79%             2.14%   7.67%     N/A      N/A     7.88%
Twentieth Century Strategic Balanced   N/A      N/A      N/A     N/A    -7.57%              N/A     N/A      N/A      N/A    -7.50%
Twentieth Century International Growth N/A      N/A      N/A     N/A    -7.57%              N/A     N/A      N/A      N/A    -7.50%
AA Growth                             4.14%   12.91%   14.44%    N/A    16.97%             4.22%  12.99%   14.52%     N/A    17.05%
AA Small Capitalization              -4.82%    9.55%    8.81%    N/A    18.43%            -4.75%   9.63%    8.89%     N/A    18.52%
AA MidCap Growth                      2.72%   13.49%     N/A     N/A    21.47%             2.80%  13.57%     N/A      N/A    21.56%
NB Partners                          19.97%     N/A      N/A     N/A    18.36%            20.06%    N/A      N/A      N/A    18.45%
MV Emerging Markets                    N/A      N/A      N/A     N/A    -2.13%              N/A     N/A      N/A      N/A    -2.06%





                                              Non-Standard Total Return                            Non-standard Total Return
                                            (Assuming no sales charge and                        (Assuming no sales charge and
                                                     no maintenance fees)                           maximum maintenance fees)
                                                                        Incep-                                               Incep-
                                        1        3        5      10    tion-to-              1       3        5       10    tion-to-
                                       Yr.      Yr.      Yr.     Yr.     Date               Yr.     Yr.      Yr.      Yr.     Date



JanCap Growth                        26.30%   17.45%     N/A     N/A    16.40%            26.22%  17.37%     N/A      N/A    16.30%
AST Janus Overseas Growth              N/A      N/A      N/A     N/A     0.00%              N/A     N/A      N/A      N/A    -0.07%
LA Growth and Income                 16.73%   14.39%     N/A     N/A    13.13%            16.65%  14.31%     N/A      N/A    13.04%
Fed Utility Inc                       9.87%    7.85%     N/A     N/A     8.35%             9.79%   7.77%     N/A      N/A     8.26%
Fed High Yield                       11.88%    8.05%     N/A     N/A     8.08%            11.80%   7.97%     N/A      N/A     8.00%
T. Rowe Price Asset Allocation       11.44%    9.96%     N/A     N/A    10.00%            11.37%   9.89%     N/A      N/A     9.93%
T. Rowe Price International Equity   12.45%    5.35%     N/A     N/A     5.38%            12.37%   5.28%     N/A      N/A     5.30%
T. Rowe Price Natural Resources      28.63%     N/A      N/A     N/A    23.28%            28.54%    N/A      N/A      N/A    23.18%
T. Rowe Price International Bond(1)   4.45%     N/A      N/A     N/A     3.56%             4.38%    N/A      N/A      N/A     3.48%
T. Rowe Price Small Company Value      N/A      N/A      N/A     N/A     0.00%              N/A     N/A      N/A      N/A    -0.07%
Founders Capital Appreciation        18.19%   18.23%     N/A     N/A    18.31%            18.11%  18.15%     N/A      N/A    18.23%
Founders Passport(2)                 11.22%     N/A      N/A     N/A     8.11%            11.15%    N/A      N/A      N/A     8.02%
INVESCO Equity Income                15.30%   12.48%     N/A     N/A    12.53%            15.22%  12.40%     N/A      N/A    12.45%
PIMCO Total Return Bond               1.94%    4.71%     N/A     N/A     4.73%             1.87%   4.64%     N/A      N/A     4.66%
PIMCO Limited Maturity Bond           2.41%     N/A      N/A     N/A     3.69%             2.34%    N/A      N/A      N/A     3.61%
Berger Capital Growth                14.57%     N/A      N/A     N/A    16.49%            14.49%    N/A      N/A      N/A    16.38%
RS Value + Growth                      N/A      N/A      N/A     N/A    8.87%               N/A     N/A      N/A      N/A     8.79%
AST Putnam Value Growth & Income       N/A      N/A      N/A     N/A    0.00%               N/A     N/A      N/A      N/A    -0.07%
AST Putnam International Equity(3)    8.03%    5.86%    7.54%    N/A     9.30%             7.96%   5.79%    7.47%     N/A     9.22%
AST Putnam Balanced(4)                9.58%    9.36%     N/A     N/A     8.98%             9.50%   9.29%     N/A      N/A     8.89%
Twentieth Century Strategic Balanced   N/A      N/A      N/A     N/A    0.00%               N/A     N/A      N/A      N/A    -0.07%
Twentieth Century International Growth N/A      N/A      N/A     N/A    0.00%               N/A     N/A      N/A      N/A    -0.07%
AA Growth                            11.65%   14.54%   14.98%    N/A    17.05%            11.57%  14.46%   14.90%     N/A    16.97%
AA Small Capitalization               2.69%   11.27%    9.45%    N/A    18.52%             2.62%  11.19%    9.37%     N/A    18.43%
AA MidCap Growth                     10.23%   15.10%     N/A     N/A    22.36%            10.15%  15.02%     N/A      N/A    22.27%
NB Partners                          27.49%     N/A      N/A     N/A    20.03%            27.40%    N/A      N/A      N/A    19.94%
MV Emerging Markets                    N/A      N/A      N/A     N/A    5.44%               N/A     N/A      N/A      N/A     5.37%



(1) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio (formerly, the AST Scudder International Bond Portfolio). As of May 1, 1996, Rowe Price-Fleming International, Inc. has served as Sub-advisor to the Portfolio. The performance information provided in the above chart, computed for the period May 3, 1994 (commencement of operations) to May 1, 1996, reflects that of the Portfolio as sub-advised by Scudder, Stevens & Clark, Inc. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(2) As of October 15, 1996, Founders Asset Management, Inc. has served as Sub-advisor to the Portfolio, now named the Founders Passport Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Seligman Henderson Co., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(3) As of October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam International Equity Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Seligman Henderson Co., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

(4) As of October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam Balanced Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Phoenix Investment Counsel, Inc., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

Some of the underlying portfolios may be subject to an expense reimbursement or waiver that in the absence of such reimbursement or waiver would reduce the portfolio's performance.


         The performance quoted in any advertising should not be considered a representation of the performance of these Sub-accounts in the future since performance is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds. In addition, the amount of charges against each Sub-account will affect performance.

         The information provided by these measures may be useful in reviewing the performance of the Sub-accounts, and for providing a basis for comparison with other annuities. These measures may be less useful in providing a basis for comparison with other investments that neither provide some of the benefits of such annuities nor are treated in a similar fashion under the Code.

UNIT PRICE DETERMINATIONS: For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of and charges assessed against a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

         (a) is the net result of:

                  (1) the net asset value per share of the underlying mutual fund shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid by the underlying mutual fund during that Valuation Period; plus or minus

                  (2) any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

         (b) is the net result of:

                  (1) the net asset value per share plus any declared and unpaid dividends per share of the underlying mutual fund shares held in that Sub-account at the end of the preceding Valuation Period; plus or minus

                  (2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

         (c) is the mortality and expense risk charges and the administration charge.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

CALCULATING THE MARKET VALUE ADJUSTMENTS: The market value adjustment ("MVA") is used in determining the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods are those for the class of Annuities you purchase pursuant to the Prospectus available in conjunction with this Statement of Additional Information. The formula is:

                               [(1+I) / (1+J)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the Current Rate for new Fixed Allocations with Guarantee Periods of durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in such Guarantee Period ( the "Remaining Period");

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation. For more information, see the section of the Prospectus entitled "Additional Amounts in the Fixed Allocations".

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

         (a) If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

         (b) If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

The following examples show the effect of the MVA in determining Account Value. The example assumes: (a) Account Value of $50,000 for the Fixed Allocation at the beginning of its Guarantee Period; (b) a Guarantee Period of 5 years; (c) an interest rate of 5%, which is an effective annual rate; and (d) the date of the calculation is the end of the third year since the beginning of the Guarantee Period. That means there are two exact years remaining to the end of the Guarantee Period.

         Example of Upward Adjustment: Assume that J = 3.5% and there have been no transfers or withdrawals. At this point I = 5% (0.05) and N = 24 (number of months remaining in the Guarantee Period). Then:

                  (a)      MVA =  [(1+I)/(1+J)]N/12  = [1.05/1.035]2 = 1.029196;
                           and

                  (b)      Account Value = Interim Value X MVA = $59,571.12.

         Example of Downward Adjustment: Assume that J = 6% and there have been no transfers or withdrawals. At this point I = 5% (0.05) and N = 24, the number of months remaining in the Guarantee Period. Then:

                  (a)      MVA =  [(1+I)/(1+J)]N/12  =  [1.05/1.06]2 = 0.981221;
                           and

                  (b)      Account Value = Interim Value X MVA = $56,794.30.


INDEPENDENT AUDITORS: Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1433, independent auditors, have performed an annual audit of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts). Audited financial statements regarding American Skandia Life Assurance Corporation as of December 31, 1996 and 1995, and the related statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1996 are included in the Prospectus. Audited financial statements for Variable Account B (Class 1 Sub-accounts) are included herein. The financial statements included herein and in the Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report herein and in the Prospectus, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


LEGAL EXPERTS: Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law is Werner & Kennedy, 1633 Broadway, New York, New York 10019.


FINANCIAL STATEMENTS FOR SEPARATE ACCOUNT B (CLASS 1 SUB-ACCOUNTS): The statements which follow are those of American Skandia Life Insurance Corporation Variable Account B (Class 1 Sub-accounts) for the year end December 31, 1996. There are other Sub-accounts included in Variable Account B (Class 1) that are not available in the product described in the applicable prospectus.


To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.


We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Concierge Desk, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-(800) 752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@Skandia.com.




                                   Appendix A

                   Financial Statements for Variable Account B
                             (Class 1 Sub-accounts)






                                   APPENDIX A

INDEPENDENT AUDITORS' REPORT
-------------------------------------

To the Contractowners of
       American Skandia Life Assurance Corporation
       Variable Account B -- Class 1 and the
       Board of Directors of
       American Skandia Life Assurance Corporation
       Shelton, Connecticut

We have audited the accompanying statement of assets and liabilities of thirty-eight sub-accounts of American Skandia Life Assurance Corporation Variable Account B -- Class 1, referred to in Note 1, as of December 31, 1996, and the related statements of operations and of changes in net assets for the periods presented. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 with the managers of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the thirty-eight sub-accounts of American Skandia Life Assurance Corporation Variable Account B -- Class 1, referred to in
Note 1, as of December 31, 1996, the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP
    New York, New York
    February 24, 1997

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                           ASSETS
Investment in mutual funds at market value (Note 2):
    Neuberger & Berman Advisers Management Trust (NBAMT):
        Partners Portfolio - 17,235,428 shares (cost $252,220,320)...........................................  $  284,039,856
    The Alger American Fund (AAF):
        Small Capitalization Portfolio - 14,919,017 shares (cost $612,357,930)...............................     610,336,967
        Growth Portfolio - 15,898,581 shares (cost $513,077,654).............................................     545,798,284
        MidCap Growth Portfolio - 14,261,340 shares (cost $294,980,303)......................................     304,479,611
    American Skandia Trust (AST):
        AST Putnam International Equity Portfolio - 17,653,669 shares (cost $311,808,079)....................     339,303,520
        AST Putnam Balanced Portfolio - 21,492,256 shares (cost $244,716,073)................................     283,482,862
        Lord Abbett Growth and Income Portfolio - 29,986,461 shares (cost $438,171,600)......................     514,867,536
        JanCap Growth Portfolio - 46,773,289 shares (cost $728,506,213)......................................     878,870,094
        AST Money Market Portfolio - 473,454,566 shares (cost $473,454,566)..................................     473,454,566
        Federated Utility Income Portfolio - 9,473,411 shares (cost $107,373,785)............................     121,543,860
        Federated High Yield Portfolio - 16,080,244 shares (cost $181,177,070)...............................     195,053,356
        T. Rowe Price Asset Allocation Portfolio - 8,883,634 shares (cost $102,119,001)......................     117,885,821
        T. Rowe Price International Equity Portfolio - 31,616,824 shares (cost $337,892,317).................     381,615,072
        T. Rowe Price International Bond Portfolio - 8,739,399 shares (cost $90,247,924).....................      95,259,454
        T. Rowe Price Natural Resources Portfolio - 5,943,389 shares (cost $78,165,603)......................      86,000,844
        Founders Capital Appreciation Portfolio - 12,089,067 shares (cost $191,352,834)......................     203,096,326
        Founders Passport Portfolio - 9,719,932 shares (cost $108,793,556)...................................     113,042,807
        INVESCO Equity Income Portfolio - 24,004,874 shares (cost $292,396,763)..............................     335,828,184
        PIMCO Total Return Bond Portfolio - 30,923,051 shares (cost $335,912,330)............................     343,555,100
        PIMCO Limited Maturity Bond Portfolio - 18,570,563 shares (cost $194,506,259)........................     200,747,783
        Berger Capital Growth Portfolio - 9,298,219 shares (cost $129,625,463)...............................     133,801,373
        Robertson Stephens Value + Growth Portfolio - 4,283,569 shares (cost $44,859,096)....................      47,076,423
    Alliance Variable Products Series Fund (AVP):
        Short-Term Multi-Market Portfolio - 22,165 shares (cost $236,912)....................................         237,828
        Premier Growth Portfolio - 427,191 shares (cost $7,031,691)..........................................       6,706,894
        Growth and Income Portfolio - 375,224 shares (cost $5,737,506).......................................       6,153,676
        U.S. Government/High Grade Securities Portfolio - 191,347 shares (cost $2,160,400)...................       2,204,322
        Total Return Portfolio - 289,505 shares (cost $3,635,414)............................................       4,235,458
        International Portfolio - 249,247 shares (cost $3,466,053)...........................................       3,711,291
        Money Market Portfolio - 1,852,009 shares (cost $1,852,009)..........................................       1,852,009
        North American Government Income Portfolio - 27,676 shares (cost $288,567)...........................         342,627
        Global Dollar Government Portfolio - 62,492 shares (cost $696,253)...................................         894,885
        Utility Income Portfolio - 67,243 shares (cost $804,595).............................................         853,315
        Global Bond Portfolio - 33,512 shares (cost $383,011)................................................         393,434
        Conservative Investors Portfolio - 86,608 shares (cost $980,510).....................................       1,045,359
        Growth Investors Portfolio - 80,343 shares (cost $916,848)...........................................       1,023,572
        Growth Portfolio - 318,699 shares (cost $4,597,031)..................................................       5,711,086
        Worldwide Privatization Portfolio - 103,252 shares (cost $1,171,306).................................       1,355,698
    Montgomery Emerging Markets (MV):
        Emerging Markets Fund - 2,272,498 shares (cost $23,760,207)..........................................      24,202,102
                                                                                                               --------------
                Total Invested Assets........................................................................   6,670,063,255

Receivable from American Skandia Life Assurance Corp.........................................................      16,835,912
Receivable from Alliance Variable Products Series Fund.......................................................          32,956
Receivable from American Skandia Trust.......................................................................       4,983,208
                                                                                                               --------------
                Total Assets.................................................................................  $6,691,915,331
                                                                                                               ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                        LIABILITIES
Payable to Contractowners (Note 5).............................................................................  $   356,008
Payable to The Alger American Fund.............................................................................    3,027,688
Payable to Neuberger & Berman Advisers Management Trust........................................................   18,278,328
Payable to Montgomery..........................................................................................      190,465
                                                                                                                 -----------
                Total Liabilities..............................................................................  $21,852,489
                                                                                                                 -----------

                                   NET ASSETS

                                                                                                        UNIT
                               CONTRACTOWNERS' EQUITY                                     UNITS        VALUE
------------------------------------------------------------------------------------    ----------     ------
    NBAMT - Partners................................................................    18,457,334      15.39     $  284,039,856
    AAF - Small Capitalization......................................................    14,939,269      40.85        610,336,967
    AAF - Growth....................................................................    15,666,357      34.84        545,798,284
    AAF - MidCap Growth.............................................................    14,528,945      20.96        304,479,611
    AST - Putnam International Equity...............................................    17,220,688      19.70        339,303,520
    AST - Putnam Balanced...........................................................    20,691,852      13.70        283,482,862
    AST - Lord Abbett Growth and Income.............................................    28,937,085      17.79        514,867,536
    AST - JanCap Growth.............................................................    46,779,164      18.79        878,870,094
    AST - Money Market..............................................................    42,435,169      11.16        473,454,566
    AST - Federated Utility Income..................................................     9,062,152      13.41        121,543,860
    AST - Federated High Yield......................................................    15,460,522      12.62        195,053,356
    AST - T. Rowe Price Asset Allocation............................................     8,863,840      13.30        117,885,821
    AST - T. Rowe Price International Equity........................................    32,628,595      11.70        381,615,072
    AST - T. Rowe Price International Bond..........................................     8,677,712      10.98         95,259,454
    AST - T. Rowe Price Natural Resources...........................................     6,061,852      14.19         86,000,844
    AST - Founders Capital Appreciation.............................................    12,282,211      16.54        203,096,326
    AST - Founders Passport.........................................................     9,922,698      11.39        113,042,807
    AST - INVESCO Equity Income.....................................................    23,592,226      14.23        335,828,184
    AST - PIMCO Total Return Bond...................................................    29,921,643      11.48        343,555,100
    AST - PIMCO Limited Maturity Bond...............................................    18,894,375      10.62        200,747,783
    AST - Berger Capital Growth.....................................................     9,563,858      13.99        133,801,373
    AST - Robertson Stephens Value + Growth.........................................     4,324,161      10.89         47,076,423
    AVP - Short-Term Multi-Market...................................................        21,778      10.92            237,828
    AVP - Premier Growth............................................................       324,710      20.66          6,706,894
    AVP - Growth and Income.........................................................       333,181      18.47          6,153,676
    AVP - U.S. Government/High Grade Securities.....................................       185,268      11.90          2,204,236
    AVP - Total Return..............................................................       300,093      14.11          4,235,458
    AVP - International.............................................................       258,640      14.35          3,711,291
    AVP - Money Market..............................................................       169,930      10.90          1,851,938
    AVP - North American Government Income..........................................        27,786      12.33            342,614
    AVP - Global Dollar Government..................................................        61,473      14.56            894,850
    AVP - Utility Income............................................................        67,898      12.57            853,315
    AVP - Global Bond...............................................................        30,644      12.84            393,358
    AVP - Conservative Investors....................................................        87,961      11.88          1,045,319
    AVP - Growth Investors..........................................................        80,640      12.69          1,023,532
    AVP - Growth....................................................................       330,184      17.30          5,711,086
    AVP - Worldwide Privitization...................................................       105,845      12.81          1,355,646
    MV - Emerging Markets...........................................................     2,360,940      10.25         24,202,102
                                                                                                                  --------------
                Total Net Assets....................................................                              $6,670,062,842
                                                                                                                  ==============

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENT OF OPERATIONS

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                            CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                         IN:
                                                                                           --------------------------------
                                                                                                                      NBAMT
                                                                                               TOTAL                  GROWTH
                                                                                           --------------             -----
INVESTMENT INCOME:
  Income
    Dividends............................................................................. $   59,455,304              $ 0
  Expenses
    Mortality and Expense Risks Charges and Administrative Fees (Note 4)..................    (75,500,284)               0
                                                                                           --------------              ---
NET INVESTMENT INCOME (LOSS)..............................................................    (16,044,980)               0
                                                                                           --------------              ---
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Proceeds from Sales.....................................................................  2,752,743,579                0
  Cost of Securities Sold.................................................................  2,450,634,215                0
                                                                                           --------------              ---
    Net Gain (Loss).......................................................................    302,109,364                0
  Capital Gain Distributions Received.....................................................     84,541,842                0
                                                                                           --------------              ---
NET REALIZED GAIN (LOSS)..................................................................    386,651,206                0
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period.....................................................................    367,501,352                0
  End of Period...........................................................................    548,630,203                0
                                                                                           --------------              ---
NET UNREALIZED GAIN (LOSS)................................................................    181,128,851                0
                                                                                           --------------              ---
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................... $  551,735,077              $ 0
                                                                                           ==============              ===

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

CLASS 1 SUB-ACCOUNTS INVESTING IN:
-----------------------------------------------------------------------------------------------------
    NBAMT - LIMITED      NBAMT          NBAMT        AAF - INCOME      AAF - SMALL
     MATURITY BOND      BALANCED      PARTNERS         & GROWTH       CAPITALIZATION     AAF - GROWTH
    ---------------     --------     -----------     ------------     --------------     ------------
          $ 0              $0        $   338,150          $0           $          0      $   292,616
            0               0         (2,291,050)          0             (7,949,234)      (6,606,236)
          ---              --         -----------         --           ------------      -----------
            0               0         (1,952,900)          0             (7,949,234)      (6,313,620)
          ---              --         -----------         --           ------------      -----------
            0               0         67,547,889           0            370,308,035      185,802,974
            0               0         59,953,953           0            290,021,914      141,147,682
          ---              --         -----------         --           ------------      -----------
            0               0          7,593,936           0             80,286,121       44,655,292
            0               0          4,226,875           0              2,167,385       12,009,035
          ---              --         -----------         --           ------------      -----------
            0               0         11,820,811           0             82,453,506       56,664,327
            0               0          1,468,758           0             64,763,599       36,230,794
            0               0         31,819,536           0             (2,020,963)      32,720,630
          ---              --         -----------         --           ------------      -----------
            0               0         30,350,778           0            (66,784,562)      (3,510,164)
          ---              --         -----------         --           ------------      -----------
          $ 0              $0        $40,218,689          $0           $  7,719,710      $46,840,543
          ===              ==        ===========          ==           ============      ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENT OF OPERATIONS (CONT'D)

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                   CLASS 1 SUB-ACCOUNTS INVESTING
                                                   IN:
                                                   --------------------------------
                                                     AAF               AAF - MIDCAP
                                                   BALANCED               GROWTH
                                                   --------            ------------
INVESTMENT INCOME:
  Income
    Dividends.....................................  $    0             $         0
  Expenses
    Mortality and Expense Risks Charges and
     Administrative Fees (Note 4).................       0              (3,420,973)
                                                    ------             -----------
NET INVESTMENT INCOME (LOSS)......................       0              (3,420,973)
                                                    ------             -----------
REALIZED GAIN ON INVESTMENTS:
  Proceeds from Sales.............................       0             126,807,265
  Cost of Securities Sold.........................       0             106,360,149
                                                    ------             -----------
    Net Gain (Loss)...............................       0              20,447,116
  Capital Gain Distributions Received.............       0               4,492,805
                                                    ------             -----------
NET REALIZED GAIN (LOSS)..........................       0              24,939,921
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period.............................       0              12,587,758
  End of Period...................................       0               9,499,308
                                                    ------             -----------
NET UNREALIZED GAIN (LOSS)........................       0              (3,088,450)
                                                    ------             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $    0             $18,430,498
                                                    ======             ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

    CLASS 1 SUB-ACCOUNTS INVESTING IN:
    -------------------------------------------------------------------------------------------
                                               AST - LORD
        AST - PUTNAM         AST - PUTNAM     ABBETT GROWTH     AST - JANCAP      AST - MONEY
    INTERNATIONAL EQUITY       BALANCED        AND INCOME          GROWTH            MARKET
    --------------------     ------------     -------------     ------------     --------------
        $  4,931,177         $ 5,143,749       $ 3,415,269      $   742,235      $   21,797,294
          (4,514,005)         (3,836,199)       (5,452,691)      (9,199,527)         (6,530,415)
        ------------         -----------       -----------      ------------     --------------
             417,172           1,307,550        (2,037,422)      (8,457,292)         15,266,879
        ------------         -----------       -----------      ------------     --------------
          46,663,279          22,392,285        33,859,616      186,617,181       1,184,850,736
          45,122,874          18,534,862        23,644,969      125,504,462       1,184,850,736
        ------------         -----------       -----------      ------------     --------------
           1,540,405           3,857,423        10,214,647       61,112,719                   0
           5,803,646           8,701,294         6,899,856       23,807,868             142,660
        ------------         -----------       -----------      ------------     --------------
           7,344,051          12,558,717        17,114,503       84,920,587             142,660
          12,135,123          28,408,798        31,970,772       85,823,919                   0
          27,495,441          38,766,789        76,695,936      150,363,881                   0
        ------------         -----------       -----------      ------------     --------------
          15,360,318          10,357,991        44,725,164       64,539,962                   0
        ------------         -----------       -----------      ------------     --------------
        $ 23,121,541         $24,224,258       $59,802,245      $141,003,257     $   15,409,539
        ============         ===========       ===========      ============     ==============

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENT OF OPERATIONS (CONT'D)

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                         CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                                                       ---------------------------------------
                                                                                       AST - FEDERATED         AST - FEDERATED
                                                                                       UTILITY INCOME            HIGH YIELD
                                                                                       ---------------         ---------------
INVESTMENT INCOME:
  Income
    Dividends.........................................................................   $ 4,030,617             $ 3,710,932
  Expenses
    Mortality and Expense Risks Charges and Administrative Fees (Note 4)..............    (1,668,748)             (1,806,155)
                                                                                         -----------             -----------
NET INVESTMENT INCOME (LOSS)..........................................................     2,361,869               1,904,777
                                                                                         -----------             -----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Proceeds from Sales.................................................................    53,202,069              43,768,949
  Cost of Securities Sold.............................................................    46,107,576              38,925,979
                                                                                         -----------             -----------
    Net Gain (Loss)...................................................................     7,094,493               4,842,970
  Capital Gain Distributions Received.................................................             0                       0
                                                                                         -----------             -----------
NET REALIZED GAIN (LOSS)..............................................................     7,094,493               4,842,970
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period.................................................................    13,014,530               4,761,345
  End of Period.......................................................................    14,170,075              13,876,286
                                                                                         -----------             -----------
NET UNREALIZED GAIN (LOSS)............................................................     1,155,545               9,114,941
                                                                                         -----------             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................   $10,611,907             $15,862,688
                                                                                         ===========             ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

    CLASS 1 SUB-ACCOUNTS INVESTING IN:
    ---------------------------------------------------------------------------------------------------------------------
                       AST - T. ROWE        AST - T. ROWE           AST - T. ROWE        AST - T. ROWE     AST - FOUNDERS
    AST - PHOENIX       PRICE ASSET      PRICE INTERNATIONAL     PRICE INTERNATIONAL     PRICE NATURAL        CAPITAL
    CAPITAL GROWTH      ALLOCATION             EQUITY                   BOND               RESOURCES        APPRECIATION
    --------------     -------------     -------------------     -------------------     -------------     --------------
        $    0          $ 1,287,569          $ 1,661,271             $   671,749          $    28,495       $    512,686
             0           (1,229,311)          (4,160,660)               (987,201)            (555,332)        (1,877,399)
        ------          -----------          -----------             -----------          -----------       ------------
             0               58,258           (2,499,389)               (315,452)            (526,837)        (1,364,713)
        ------          -----------          -----------             -----------          -----------       ------------
             0            2,191,696           25,753,223              11,254,999           12,341,236        103,336,299
             0            1,776,386           22,087,475              10,443,552           10,333,105         82,346,314
        ------          -----------          -----------             -----------          -----------       ------------
             0              415,310            3,665,748                 811,447            2,008,131         20,989,985
             0              221,595                    0                 851,750               33,348          1,038,380
        ------          -----------          -----------             -----------          -----------       ------------
             0              636,905            3,665,748               1,663,197            2,041,479         22,028,365
             0            6,503,700           11,523,057               2,412,817              410,283         13,278,444
             0           15,766,820           43,722,755               5,011,530            7,835,241         11,743,492
        ------          -----------          -----------             -----------          -----------       ------------
             0            9,263,120           32,199,698               2,598,713            7,424,958         (1,534,952)
        ------          -----------          -----------             -----------          -----------       ------------
        $    0          $ 9,958,283          $33,366,057             $ 3,946,458          $ 8,939,600       $ 19,128,700
        ======          ===========          ===========             ===========          ===========       ============

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENT OF OPERATIONS (CONT'D)

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                     CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                                                     -------------------------------------
                                                                                     AST - FOUNDERS          AST - INVESCO
                                                                                        PASSPORT             EQUITY INCOME
                                                                                     --------------          -------------
INVESTMENT INCOME:
  Income
    Dividends.......................................................................  $    121,948            $ 3,570,799
  Expenses
    Mortality and Expense Risks Charges and Administrative Fees (Note 4)............    (1,082,160)            (3,548,891)
                                                                                      ------------            -----------
NET INVESTMENT INCOME (LOSS)........................................................      (960,212)                21,908
                                                                                      ------------            -----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Proceeds from Sales...............................................................    17,076,296             51,408,836
  Cost of Securities Sold...........................................................    15,541,986             38,463,348
                                                                                      ------------            -----------
    Net Gain (Loss).................................................................     1,534,310             12,945,488
  Capital Gain Distributions Received...............................................             0              4,831,556
                                                                                      ------------            -----------
NET REALIZED GAIN (LOSS)............................................................     1,534,310             17,777,044
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period...............................................................        90,547             24,373,614
  End of Period.....................................................................     4,249,251             43,431,421
                                                                                      ------------            -----------
NET UNREALIZED GAIN (LOSS)..........................................................     4,158,704             19,057,807
                                                                                      ------------            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................  $  4,732,802            $36,856,759
                                                                                      ============            ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

    CLASS 1 SUB-ACCOUNTS INVESTING IN:
    -------------------------------------------------------------------------------------------------------
                                                                              AST - ROBERTSON
    AST - PIMCO                                                               STEPHENS VALUE
       TOTAL          AST - PIMCO                                                + GROWTH
      RETURN        LIMITED MATURITY      AST - EAGLE       AST - BERGER       (MAY 1* THRU       AVP - ST
       BOND               BOND           GROWTH EQUITY     CAPITAL GROWTH     DEC. 31, 1996)      MULTI-MKT
    -----------     ----------------     -------------     --------------     ---------------     ---------
    $5,822,575        $    721,953          $     0         $    146,273        $         0       $ 20,039
    (4,049,438)         (2,661,060)               0           (1,305,129)          (164,435)        (3,936)
    -----------       ------------          -------         ------------        -----------       --------
     1,773,137          (1,939,107)               0           (1,158,856)          (164,435)        16,103
    -----------       ------------          -------         ------------        -----------       --------
    68,541,623          55,735,605                0           66,513,567          5,504,581        274,463
    64,626,715          54,111,939                0           54,713,059          5,132,445        265,603
    -----------       ------------          -------         ------------        -----------       --------
     3,914,908           1,623,666                0           11,800,508            372,136          8,860
     6,385,643             288,136                0                    0                  0              0
    -----------       ------------          -------         ------------        -----------       --------
    10,300,551           1,911,802                0           11,800,508            372,136          8,860
    11,293,295           1,221,437                0            4,238,032                  0          5,043
     7,642,770           6,241,524                0            4,175,910          2,217,327            916
    -----------       ------------          -------         ------------        -----------       --------
    (3,650,525)          5,020,087                0              (62,122)         2,217,327         (4,127)
    -----------       ------------          -------         ------------        -----------       --------
    $8,423,163        $  4,992,782          $     0         $ 10,579,530        $ 2,425,028       $ 20,836
    ===========       ============          =======         ============        ===========       ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENT OF OPERATIONS (CONT'D)

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                             CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                          IN:
                                                                                            --------------------------------
                                                                                            AVP - PREMIER       AVP - GROWTH
                                                                                               GROWTH             & INCOME
                                                                                            -------------       ------------
INVESTMENT INCOME:
  Income
    Dividends..............................................................................  $    30,380         $   75,952
  Expenses
    Mortality and Expense Risks Charges and Administrative Fees (Note 4)...................      (85,170)           (78,021)
                                                                                             -----------         ----------
NET INVESTMENT INCOME (LOSS)...............................................................      (54,790)            (2,069)
                                                                                             -----------         ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Proceeds from Sales......................................................................    1,325,534          1,045,745
  Cost of Securities Sold..................................................................    1,473,112            913,668
                                                                                             -----------         ----------
    Net Gain (Loss)........................................................................     (147,578)           132,077
  Capital Gain Distributions Received......................................................    1,664,680            795,173
                                                                                             -----------         ----------
NET REALIZED GAIN (LOSS)...................................................................    1,517,102            927,250
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period......................................................................         (714)           245,034
  End of Period............................................................................     (324,797)           416,170
                                                                                             -----------         ----------
NET UNREALIZED GAIN (LOSS).................................................................     (324,083)           171,136
                                                                                             -----------         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................  $ 1,138,229         $1,096,317
                                                                                             ===========         ==========

--------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.

--------------------------------------------------------------------------------

CLASS 1 SUB-ACCOUNTS INVESTING IN:
----------------------------------------------------------------------------------------------------------
    AVP - U.S. GOV'T/                                                        AVP - NORTH      AVP - GLOBAL
       HIGH GRADE         AVP - TOTAL          AVP          AVP - MONEY       AMERICAN           DOLLAR
       SECURITIES           RETURN        INTERNATIONAL       MARKET        GOV'T INCOME      GOV'T INCOME
    -----------------     -----------     -------------     -----------     -------------     ------------

       $    60,245         $  18,005        $  18,343       $  122,455        $   3,383         $ 31,988
           (36,648)          (53,916)         (47,704)         (38,387)          (8,204)         (12,302)
       -----------         ---------        ---------       ----------        ---------         --------
            23,597           (35,911)         (29,361)          84,068           (4,821)          19,686
       -----------         ---------        ---------       ----------        ---------         --------
         1,195,081           280,002          248,911        3,895,545          521,609          170,940
         1,148,636           220,339          227,412        3,895,545          445,579          137,276
       -----------         ---------        ---------       ----------        ---------         --------
            46,445            59,663           21,499                0           76,030           33,664
            28,071             9,137           28,824                0              271            2,222
       -----------         ---------        ---------       ----------        ---------         --------
            74,516            68,800           50,323                0           76,301           35,886
           129,502           138,643           94,892                0           46,431           84,678
            43,922           600,044          245,238                0           54,060          198,632
       -----------         ---------        ---------       ----------        ---------         --------
           (85,580)          461,401          150,346                0            7,629          113,954
       -----------         ---------        ---------       ----------        ---------         --------
       $    12,533         $ 494,290        $ 171,308       $   84,068        $  79,109         $169,526
       ===========         =========        =========       ==========        =========         ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENT OF OPERATIONS (CONCLUDED)

FOR THE PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                                                           -----------------------------------
                                                                                           AVP - UTILITY          AVP - GLOBAL
                                                                                              INCOME                  BOND
                                                                                           -------------          ------------
INVESTMENT INCOME:
  Income
    Dividends.............................................................................   $   6,307              $ 24,978
  Expenses
    Mortality and Expense Risks Charges and Administrative Fees (Note 4)..................     (13,344)               (5,330)
                                                                                             ---------              --------
NET INVESTMENT INCOME (LOSS)..............................................................      (7,037)               19,648
                                                                                             ---------              --------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Proceeds from Sales.....................................................................     430,596               268,403
  Cost of Securities Sold.................................................................     398,444               279,145
                                                                                             ---------              --------
    Net Gain (Loss).......................................................................      32,152               (10,742)
  Capital Gain Distributions Received.....................................................      12,020                 7,461
                                                                                             ---------              --------
NET REALIZED GAIN (LOSS)..................................................................      44,172                (3,281)
                                                                                             ---------              --------
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period.....................................................................      30,073                 8,741
  End of Period...........................................................................      48,720                10,423
                                                                                             ---------              --------
NET UNREALIZED GAIN (LOSS)................................................................      18,647                 1,682
                                                                                             ---------              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................   $  55,782              $ 18,049
                                                                                             =========              ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

    CLASS 1 SUB-ACCOUNTS INVESTING IN:
    --------------------------------------------------------------------------------------------------
                                                                                          MONTGOMERY
                                                                                           EMERGING
        AVP                                                                                MARKETS
    CONSERVATIVE     AVP - GROWTH        AVP         AVP - WORLDWIDE                     (MAY 1* THRU
     INVESTORS        INVESTORS         GROWTH        PRIVATIZATION      SVL - BOND     DEC. 31, 1996)
    ------------     ------------     ----------     ---------------     ----------     --------------
      $  7,155         $  5,810       $   13,322        $  10,903            $0           $   58,682
       (14,022)         (13,888)         (71,744)         (18,446)            0             (102,973)
      --------         --------       ----------        ---------            --           ----------
        (6,867)          (8,078)         (58,422)          (7,543)            0              (44,291)
      --------         --------       ----------        ---------            --           ----------
        63,521           75,703          608,286          153,385             0              707,616
        60,771           67,005          510,967          134,643             0              704,590
      --------         --------       ----------        ---------            --           ----------
         2,750            8,698           97,319           18,742             0                3,026
         3,171            1,751           87,229                0             0                    0
      --------         --------       ----------        ---------            --           ----------
         5,921           10,449          184,548           18,742             0                3,026
        39,193           46,876          106,950           15,388             0                    0
        64,849          106,724        1,114,055          184,392             0              441,895
      --------         --------       ----------        ---------            --           ----------
        25,656           59,848        1,007,105          169,004             0              441,895
      --------         --------       ----------        ---------            --           ----------
      $ 24,710         $ 62,219       $1,133,231        $ 180,203            $0           $  400,630
      ========         ========       ==========        =========            ==           ==========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                          CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                      ---------------------------------------------------------------------------
                                                                                                              NBAMT
                                                                     TOTAL                                   GROWTH
                                                      -----------------------------------       ---------------------------------
                                                        YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                      DEC. 31, 1996        DEC. 31, 1995        DEC. 31, 1996       DEC. 31, 1995
                                                      --------------       --------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income (Loss)....................  $  (16,044,980)      $    2,680,451            $ 0            $   (843,297)
    Net Realized Gain (Loss)........................     386,651,206          184,349,162              0              14,970,001
    Net Unrealized Gain (Loss) On Investments.......     181,128,851          383,090,086              0               3,347,126
                                                      --------------       --------------            ---            -------------
    Net Increase (Decrease) In Net Assets Resulting
      From Operations...............................     551,735,077          570,119,699              0              17,473,830
                                                      --------------       --------------            ---            -------------
CAPITAL SHARE TRANSACTIONS:
    Transfers of Annuity Fund Deposits..............   2,579,686,408        1,266,602,756              0               8,373,298
    Net Transfers Between Sub-accounts..............       3,282,398            1,911,277              0             (66,839,025)
    Surrenders......................................    (339,845,972)        (226,498,569)             0              (4,487,389)
                                                      --------------       --------------            ---            -------------
    Net Increase (Decrease) In Net Assets Resulting
      From Capital Share Transactions...............   2,243,122,834        1,042,015,464              0             (62,953,116)
                                                      --------------       --------------            ---            -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............   2,794,857,911        1,612,135,163              0             (45,479,286)
NET ASSETS:
    Beginning of Period.............................   3,875,204,931        2,263,069,768              0              45,479,286
                                                      --------------       --------------            ---            -------------
    End of Period...................................  $6,670,062,842       $3,875,204,931            $ 0            $          0
                                                      ==============       ==============            ===            =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                          CLASS 1 SUB-ACCOUNTS INVESTING IN:
----------------------------------------------------------------------------------------------------------------------
                            NBAMT                               NBAMT                               NBAMT
                    LIMITED MATURITY BOND                     BALANCED                            PARTNERS
               -------------------------------     -------------------------------     -------------------------------
                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        MAY 2* THRU
               DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
               -------------     -------------     -------------     -------------     -------------     -------------
                    $ 0          $   6,023,170          $ 0          $    196,640      $ (1,952,900)      $  (108,954)
                      0              3,220,438            0            11,989,043        11,820,811             2,121
                      0              2,126,276            0               526,315        30,350,778         1,468,758
                    ---          -------------          ---          ------------      ------------       -----------
                      0             11,369,884            0            12,711,998        40,218,689         1,361,925
                    ---          -------------          ---          ------------      ------------       -----------
                      0             20,053,844            0             4,424,442        71,619,427        13,540,471
                      0           (168,830,787)           0           (72,086,096)       84,608,623        81,177,931
                      0            (10,634,962)           0            (4,025,298)       (8,281,978)         (205,232)
                    ---          -------------          ---          ------------      ------------       -----------
                      0           (159,411,905)           0           (71,686,952)      147,946,072        94,513,170
                    ---          -------------          ---          ------------      ------------       -----------
                      0           (148,042,021)           0           (58,974,954)      188,164,761        95,875,095
                      0            148,042,021            0            58,974,954        95,875,095                 0
                    ---          -------------          ---          ------------      ------------       -----------
                    $ 0          $           0          $ 0          $          0      $284,039,856       $95,875,095
                    ===          =============          ===          ============      ============       ===========


---------------
                               AAF
                         INCOME & GROWTH
                 -------------------------------
                  YEAR ENDED        YEAR ENDED
                 DEC. 31, 1996     DEC. 31, 1995
                 -------------     -------------
                      $ 0          $   (160,511)
                        0             7,512,690
                        0             2,132,292
                      ---          ------------
                        0             9,484,471
                      ---          ------------
                        0             2,395,584
                        0           (36,041,302)
                        0            (2,306,979)
                      ---          ------------
                        0           (35,952,697)
                      ---          ------------
                        0           (26,468,226)
                        0            26,468,226
                      ---          ------------
                      $ 0          $          0
                      ===          ============

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                        -------------------------------------------------------------------------
                                                                       AAF                                     AAF
                                                              SMALL CAPITALIZATION                           GROWTH
                                                        ---------------------------------       ---------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31, 1996       DEC. 31, 1995       DEC. 31, 1996       DEC. 31, 1995
                                                        -------------       -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income (Loss)......................  $ (7,949,234)       $ (5,364,107)       $ (6,313,620)       $ (2,618,367)
    Net Realized Gain (Loss)..........................    82,453,506          44,726,114          56,664,327          16,402,138
    Net Unrealized Gain (Loss) On Investments.........   (66,784,562)         64,768,430          (3,510,164)         35,477,961
                                                        ------------        ------------        ------------        ------------
    Net Increase (Decrease) In Net Assets Resulting
      From Operations.................................     7,719,710         104,130,437          46,840,543          49,261,732
                                                        ------------        ------------        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
    Transfers of Annuity Fund Deposits................   160,488,912          91,163,620         151,820,714          84,767,383
    Net Transfers Between Sub-accounts................   (18,604,621)         53,259,614          (3,813,520)        124,403,420
    Surrenders........................................   (29,202,579)        (20,174,473)        (26,028,666)        (11,629,945)
                                                        ------------        ------------        ------------        ------------
    Net Increase (Decrease) In Net Assets Resulting
      From Capital Share Transactions.................   112,681,712         124,248,761         121,978,528         197,540,858
                                                        ------------        ------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............   120,401,422         228,379,198         168,819,071         246,802,590
NET ASSETS:
    Beginning of Period...............................   489,935,545         261,556,347         376,979,213         130,176,623
                                                        ------------        ------------        ------------        ------------
    End of Period.....................................  $610,336,967        $489,935,545        $545,798,284        $376,979,213
                                                        ============        ============        ============        ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                        CLASS 1 SUB-ACCOUNTS INVESTING IN:
-------------------------------------------------------------------------------------------------------------------
                          AAF                            AAF - MIDCAP                 AST - PUTNAM INTERNATIONAL
                       BALANCED                             GROWTH                         EQUITY PORTFOLIO
            -------------------------------     -------------------------------     -------------------------------
             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
            DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
            -------------     -------------     -------------     -------------     -------------     -------------
                 $ 0          $     31,762      $ (3,420,973)     $ (1,451,506)     $    417,172      $ (3,574,633)
                   0             2,338,956        24,939,921        15,721,675         7,344,051        10,712,030
                   0               151,154        (3,088,450)       11,315,043        15,360,318        13,509,046
                 ---          ------------      ------------      ------------      ------------      ------------
                                 2,521,872        18,430,498        25,585,212        23,121,541        20,646,443
                   0
                 ---          ------------      ------------      ------------      ------------      ------------
                   0             1,245,151       107,653,182        46,811,319        66,473,563        45,096,265
                   0           (12,198,567)       33,560,077        33,476,913         3,477,404       (24,213,795)
                   0              (786,282)      (12,830,738)       (5,669,035)      (16,114,156)      (15,178,799)
                 ---          ------------      ------------      ------------      ------------      ------------
                               (11,739,698)      128,382,521        74,619,197        53,836,811         5,703,671
                   0
                 ---          ------------      ------------      ------------      ------------      ------------
                   0            (9,217,826)      146,813,019       100,204,409        76,958,352        26,350,114
                   0             9,217,826       157,666,592        57,462,183       262,345,168       235,995,054
                 ---          ------------      ------------      ------------      ------------      ------------
                              $          0      $304,479,611      $157,666,592      $339,303,520      $262,345,168
                   0
                 ===          ============      ============      ============      ============      ============

------------
                   AST - PUTNAM BALANCED
                         PORTFOLIO
              -------------------------------
               YEAR ENDED        YEAR ENDED
              DEC. 31, 1996     DEC. 31, 1995
              -------------     -------------
              $  1,307,550      $  1,532,913
                12,558,717         1,288,764
                10,357,991        27,360,336
              ------------      ------------
                24,224,258        30,182,013
              ------------      ------------
                43,740,420        24,218,451
               (20,822,657)       67,053,988
               (15,578,166)      (14,088,834)
              ------------      ------------
                 7,339,597        77,183,605
              ------------      ------------
                31,563,855       107,365,618
               251,919,007       144,553,389
              ------------      ------------
              $283,482,862      $251,919,007
              ============      ============

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                        -------------------------------------------------------------------------
                                                                 AST LORD ABBETT                               AST
                                                                GROWTH AND INCOME                         JANCAP GROWTH
                                                        ---------------------------------       ---------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31, 1996       DEC. 31, 1995       DEC. 31, 1996       DEC. 31, 1995
                                                        -------------       -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net Investment Income (Loss)........................  $ (2,037,422)       $   (330,559)       $ (8,457,292)       $ (3,454,894)
  Net Realized Gain (Loss)............................    17,114,503           3,132,874          84,920,587           8,739,731
  Net Unrealized Gain (Loss) On Investments...........    44,725,164          28,353,821          64,539,962          87,642,514
                                                        ------------        ------------        ------------        ------------
  Net Increase (Decrease) In Net Assets Resulting From
    Operations........................................    59,802,245          31,156,136         141,003,257          92,927,351
                                                        ------------        ------------        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits..................   151,024,030          56,242,569         235,255,068          88,067,295
  Net Transfers Between Sub-accounts..................    43,730,898         112,141,060         107,524,396          15,929,654
  Surrenders..........................................   (19,963,975)         (8,837,542)        (30,452,751)        (15,318,172)
                                                        ------------        ------------        ------------        ------------
  Net Increase (Decrease) In Net Assets Resulting From
    Capital Share Transactions........................   174,790,953         159,546,087         312,326,713          88,678,777
                                                        ------------        ------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............   234,593,198         190,702,223         453,329,970         181,606,128
NET ASSETS:
  Beginning of Period.................................   280,274,338          89,572,115         425,540,124         243,933,996
                                                        ------------        ------------        ------------        ------------
  End of Period.......................................  $514,867,536        $280,274,338        $878,870,094        $425,540,124
                                                        ============        ============        ============        ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                        CLASS 1 SUB-ACCOUNTS INVESTING IN:
-------------------------------------------------------------------------------------------------------------------
                          AST                           AST - FEDERATED                     AST - FEDERATED
                     MONEY MARKET                       UTILITY INCOME                        HIGH YIELD
            -------------------------------     -------------------------------     -------------------------------
             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
            DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
            -------------     -------------     -------------     -------------     -------------     -------------
            $ 15,266,879      $ 12,732,750      $  2,361,869      $  2,062,382      $  1,904,777       $   526,411
                 142,660                 0         7,094,493          (528,096)        4,842,970         1,101,217
                       0                 0         1,155,545        17,434,971         9,114,941         4,883,988
            ------------      ------------      ------------      ------------      ------------       -----------
              15,409,539        12,732,750        10,611,907        18,969,257        15,862,688         6,511,616
            ------------      ------------      ------------      ------------      ------------       -----------
             727,165,039       369,971,905        21,951,142        16,083,128        75,680,277        31,799,099
            (513,884,958)     (269,382,453)       (7,130,758)        6,339,985        31,922,087        21,528,708
             (84,537,972)      (68,678,873)       (9,308,271)       (6,365,421)       (6,321,222)       (2,061,195)
            ------------      ------------      ------------      ------------      ------------       -----------
             128,742,109        31,910,579         5,512,113        16,057,692       101,281,142        51,266,612
            ------------      ------------      ------------      ------------      ------------       -----------
             144,151,648        44,643,329        16,124,020        35,026,949       117,143,830        57,778,228
             329,302,918       284,659,589       105,419,840        70,392,891        77,909,526        20,131,298
            ------------      ------------      ------------      ------------      ------------       -----------
            $473,454,566      $329,302,918      $121,543,860      $105,419,840      $195,053,356       $77,909,526
            ============      ============      ============      ============      ============       ===========


------------
                       AST - PHOENIX
                      CAPITAL GROWTH
              -------------------------------
               YEAR ENDED        YEAR ENDED
              DEC. 31, 1996     DEC. 31, 1995
              -------------     -------------
                   $ 0          $   (163,662)
                     0             4,825,035
                     0               385,057
                   ---          ------------
                     0             5,046,430
                   ---          ------------
                     0             4,086,095
                     0           (22,578,278)
                     0            (1,178,893)
                   ---          ------------
                     0           (19,671,076)
                   ---          ------------
                     0           (14,624,646)
                     0            14,624,646
                   ---          ------------
                   $ 0          $          0
                   ===          ============

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                        -------------------------------------------------------------------------
                                                               AST - T. ROWE PRICE                     AST - T. ROWE PRICE
                                                                ASSET ALLOCATION                      INTERNATIONAL EQUITY
                                                        ---------------------------------       ---------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31, 1996       DEC. 31, 1995       DEC. 31, 1996       DEC. 31, 1995
                                                        -------------       -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income (Loss)......................  $     58,258         $   (11,821)       $ (2,499,389)       $ (1,880,973)
    Net Realized Gain (Loss)..........................       636,905              82,061           3,665,748             412,324
    Net Unrealized Gain (Loss) On Investments.........     9,263,120           6,442,301          32,199,698          14,512,745
                                                        ------------         -----------        ------------        ------------
    Net Increase (Decrease) In Net Assets Resulting
      From Operations.................................     9,958,283           6,512,541          33,366,057          13,044,096
                                                        ------------         -----------        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
    Transfers of Annuity Fund Deposits................    46,522,240          19,704,164         119,850,340          53,649,285
    Net Transfers Between Sub-accounts................     8,319,695          10,966,060          54,555,193          18,923,032
    Surrenders........................................    (4,968,053)         (1,870,265)        (12,524,490)         (5,180,566)
                                                        ------------         -----------        ------------        ------------
    Net Increase (Decrease) In Net Assets Resulting
      From Capital Share Transactions.................    49,873,882          28,799,959         161,881,043          67,391,751
                                                        ------------         -----------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............    59,832,165          35,312,500         195,247,100          80,435,847
NET ASSETS:
    Beginning of Period...............................    58,053,656          22,741,156         186,367,972         105,932,125
                                                        ------------         -----------        ------------        ------------
    End of Period.....................................  $117,885,821         $58,053,656        $381,615,072        $186,367,972
                                                        ============         ===========        ============        ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                        CLASS 1 SUB-ACCOUNTS INVESTING IN:
-------------------------------------------------------------------------------------------------------------------
                  AST - T. ROWE PRICE                 AST - T. ROWE PRICE               AST - FOUNDERS CAPITAL
                  INTERNATIONAL BOND                   NATURAL RESOURCES                     APPRECIATION
            -------------------------------     -------------------------------     -------------------------------
             YEAR ENDED        YEAR ENDED        YEAR ENDED        MAY 1* THRU       YEAR ENDED        YEAR ENDED
            DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
            -------------     -------------     -------------     -------------     -------------     -------------
             $  (315,452)      $  (130,472)      $  (526,837)      $   (32,224)     $ (1,364,713)      $  (477,077)
               1,663,197            15,446         2,041,479            24,785        22,028,365           985,323
               2,598,713         2,653,251         7,424,958           410,283        (1,534,952)       11,409,803
             -----------       -----------       -----------       -----------      ------------       -----------
               3,946,458         2,538,225         8,939,600           402,844        19,128,700        11,918,049
             -----------       -----------       -----------       -----------      ------------       -----------
              36,812,978        16,066,780        26,054,732         3,205,819        62,459,429        29,337,377
              13,834,012        11,730,170        44,252,600         5,391,744        42,743,926        17,878,947
              (3,319,767)       (1,332,313)       (2,146,136)         (100,359)       (6,133,359)       (1,763,301)
             -----------       -----------       -----------       -----------      ------------       -----------
              47,327,223        26,464,637        68,161,196         8,497,204        99,069,996        45,453,023
             -----------       -----------       -----------       -----------      ------------       -----------
              51,273,681        29,002,862        77,100,796         8,900,048       118,198,696        57,371,072
              43,985,773        14,982,911         8,900,048                 0        84,897,630        27,526,558
             -----------       -----------       -----------       -----------      ------------       -----------
             $95,259,454       $43,985,773       $86,000,844       $ 8,900,048      $203,096,326       $84,897,630
             ===========       ===========       ===========       ===========      ============       ===========


------------
                  AST - FOUNDERS PASSPORT
                         PORTFOLIO
              -------------------------------
               YEAR ENDED        MAY 1* THRU
              DEC. 31, 1996     DEC. 31, 1995
              -------------     -------------
              $   (960,212)      $  (103,431)
                 1,534,310             9,568
                 4,158,704            90,547
              ------------       -----------
                 4,732,802            (3,316)
              ------------       -----------
                49,247,999        12,245,099
                35,898,436        14,656,915
                (3,457,662)         (277,466)
              ------------       -----------
                81,688,773        26,624,548
              ------------       -----------
                86,421,575        26,621,232
                26,621,232                 0
              ------------       -----------
              $113,042,807       $26,621,232
              ============       ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                        -------------------------------------------------------------------------
                                                                  AST - INVESCO                            AST - PIMCO
                                                                  EQUITY INCOME                         TOTAL RETURN BOND
                                                        ---------------------------------       ---------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31, 1996       DEC. 31, 1995       DEC. 31, 1996       DEC. 31, 1995
                                                        -------------       -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income (Loss)......................  $     21,908        $   (519,939)       $  1,773,137        $   (164,069)
    Net Realized Gain (Loss)..........................    17,777,044           1,171,697          10,300,551           3,447,780
    Net Unrealized Gain (Loss) On Investments.........    19,057,807          25,265,507          (3,650,525)         11,544,587
                                                        ------------        ------------        ------------        ------------
    Net Increase (Decrease) In Net Assets Resulting
      From Operations.................................    36,856,759          25,917,265           8,423,163          14,828,298
                                                        ------------        ------------        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
    Transfers of Annuity Fund Deposits................   102,080,456          52,541,497         130,563,351          72,691,543
    Net Transfers Between Sub-accounts................    38,298,065          33,377,835           4,424,850          87,302,875
    Surrenders........................................   (12,612,263)         (4,408,157)        (14,513,344)         (4,178,333)
                                                        ------------        ------------        ------------        ------------
    Net Increase (Decrease) In Net Assets Resulting
      From Capital Share Transactions.................   127,766,258          81,511,175         120,474,857         155,816,085
                                                        ------------        ------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............   164,623,017         107,428,440         128,898,020         170,644,383
NET ASSETS:
    Beginning of Period...............................   171,205,167          63,776,727         214,657,080          44,012,697
                                                        ------------        ------------        ------------        ------------
    End of Period.....................................  $335,828,184        $171,205,167        $343,555,100        $214,657,080
                                                        ============        ============        ============        ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                             CLASS 1 SUB-ACCOUNTS INVESTING IN:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     AST
                                                                                                                  ROBERTSON
                                                                                                                  STEPHENS
             AST - PIMCO                         AST - EAGLE                         AST - BERGER                   VALUE
        LIMITED MATURITY BOND                   GROWTH EQUITY                       CAPITAL GROWTH                + GROWTH
   -------------------------------     --------------------------------     -------------------------------     -------------
    YEAR ENDED        MAY 1* THRU        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        MAY 1* THRU
   DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996      DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996
   -------------     -------------     --------------     -------------     -------------     -------------     -------------
   $ (1,939,107)     $   (196,743)      $          0       $   (71,973)     $ (1,158,856)      $  (293,017)      $  (164,435)
      1,911,802            74,892                  0         1,199,416        11,800,508           443,694           372,136
      5,020,087         1,221,437                  0            50,341           (62,122)        4,207,890         2,217,327
   ------------      ------------       ------------       -----------      ------------       -----------       -----------
      4,992,782         1,099,586                  0         1,177,784        10,579,530         4,358,567         2,425,028
   ------------      ------------       ------------       -----------      ------------       -----------       -----------
     89,566,304        28,824,536                  0         1,385,295        60,915,574        24,892,130        21,701,576
    (37,919,850)      127,366,630                  0        (5,725,108)       23,004,085        12,962,168        23,356,538
    (12,088,981)       (1,093,224)                 0          (301,065)       (5,328,150)         (577,822)         (406,719)
   ------------      ------------       ------------       -----------      ------------       -----------       -----------
     39,557,473       155,097,942                  0        (4,640,878)       78,591,509        37,276,476        44,651,395
   ------------      ------------       ------------       -----------      ------------       -----------       -----------
     44,550,255       156,197,528                  0        (3,463,094)       89,171,039        41,635,043        47,076,423
    156,197,528                 0                  0         3,463,094        44,630,334         2,995,291                 0
   ------------      ------------       ------------       -----------      ------------       -----------       -----------
   $200,747,783      $156,197,528       $          0       $         0      $133,801,373       $44,630,334       $47,076,423
   ============      ============       ============       ===========      ============       ===========       ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                        -------------------------------------------------------------------------
                                                                       AVP                                     AVP
                                                                  ST MULTI-MKT                           PREMIER GROWTH
                                                        ---------------------------------       ---------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31, 1996       DEC. 31, 1995       DEC. 31, 1996       DEC. 31, 1995
                                                        -------------       -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income (Loss)......................    $  16,103         $   (190,048)        $   (54,790)       $   (586,198)
    Net Realized Gain (Loss)..........................        8,860           (1,088,645)          1,517,102          17,431,597
    Net Unrealized Gain (Loss) On Investments.........       (4,127)           1,777,703            (324,083)           (161,574)
                                                          ---------         ------------         -----------        ------------
    Net Increase (Decrease) In Net Assets Resulting
      From Operations.................................       20,836              499,010           1,138,229          16,683,825
                                                          ---------         ------------         -----------        ------------
CAPITAL SHARE TRANSACTIONS:
    Transfers of Annuity Fund Deposits................       10,554            2,647,063           1,247,866          10,108,774
    Net Transfers Between Sub-accounts................      (64,032)         (18,752,062)            855,809         (50,998,389)
    Surrenders........................................       (4,687)          (1,783,708)           (683,445)         (5,148,313)
                                                          ---------         ------------         -----------        ------------
    Net Increase (Decrease) In Net Assets Resulting
      From Capital Share Transactions.................      (58,165)         (17,888,707)          1,420,230         (46,037,928)
                                                          ---------         ------------         -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............      (37,329)         (17,389,697)          2,558,459         (29,354,103)
NET ASSETS:
    Beginning of Period...............................      275,157           17,664,854           4,148,435          33,502,538
                                                          ---------         ------------         -----------        ------------
    End of Period.....................................    $ 237,828         $    275,157         $ 6,706,894        $  4,148,435
                                                          =========         ============         ===========        ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                        CLASS 1 SUB-ACCOUNTS INVESTING IN:
-------------------------------------------------------------------------------------------------------------------
                                                              AVP
                          AVP                        U.S. GOV'T/HIGH GRADE                        AVP
                    GROWTH & INCOME                       SECURITIES                         TOTAL RETURN
            -------------------------------     -------------------------------     -------------------------------
             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
            DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
            -------------     -------------     -------------     -------------     -------------     -------------
             $    (2,069)     $   (182,366)      $    23,597       $    (3,592)      $   (35,911)      $    (8,649)
                 927,250        10,729,759            74,516            24,185            68,800             1,453
                 171,136           106,451           (85,580)          158,423           461,401           145,629
             -----------      ------------       -----------       -----------       -----------       -----------
               1,096,317        10,653,844            12,533           179,016           494,290           138,433
             -----------      ------------       -----------       -----------       -----------       -----------
               1,405,012         6,610,412           716,115         2,219,428           779,226         2,428,200
                 211,684       (40,950,663)         (445,118)         (445,353)          211,139           167,151
                (431,607)       (2,353,444)         (391,384)         (179,310)         (185,053)           (8,142)
             -----------      ------------       -----------       -----------       -----------       -----------
               1,185,089       (36,693,695)         (120,387)        1,594,765           805,312         2,587,209
             -----------      ------------       -----------       -----------       -----------       -----------
               2,281,406       (26,039,851)         (107,854)        1,773,781         1,299,602         2,725,642
               3,872,270        29,912,121         2,312,090           538,309         2,935,856           210,214
             -----------      ------------       -----------       -----------       -----------       -----------
             $ 6,153,676      $  3,872,270       $ 2,204,236       $ 2,312,090       $ 4,235,458       $ 2,935,856
             ===========      ============       ===========       ===========       ===========       ===========


                            AVP
                       INTERNATIONAL
              -------------------------------
               YEAR ENDED        YEAR ENDED
              DEC. 31, 1996     DEC. 31, 1995
              -------------     -------------
               $   (29,361)      $   (12,887)
                    50,323            41,636
                   150,346            78,475
               -----------       -----------
                   171,308           107,224
               -----------       -----------
                 1,054,232         1,519,067
                   489,930          (164,092)
                  (172,144)          (34,528)
               -----------       -----------
                 1,372,018         1,320,447
               -----------       -----------
                 1,543,326         1,427,671
                 2,167,965           740,294
               -----------       -----------
               $ 3,711,291       $ 2,167,965
               ===========       ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                        -------------------------------------------------------------------------
                                                                       AVP                            AVP - NORTH AMERICAN
                                                                  MONEY MARKET                            GOV'T INCOME
                                                        ---------------------------------       ---------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31, 1996       DEC. 31, 1995       DEC. 31, 1996       DEC. 31, 1995
                                                        -------------       -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net Investment Income (Loss)........................   $    84,068         $    27,947          $  (4,821)          $   1,955
  Net Realized Gain (Loss)............................             0                   0             76,301               8,884
  Net Unrealized Gain (Loss) On Investments...........             0                   0              7,629              60,489
                                                         -----------         -----------          ---------           ---------
  Net Increase (Decrease) In Net Assets Resulting From
    Operations........................................        84,068              27,947             79,109              71,328
                                                         -----------         -----------          ---------           ---------
CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits..................     1,212,578           3,645,001             87,009             571,089
  Net Transfers Between Sub-accounts..................      (915,939)         (1,341,382)          (481,870)            172,862
  Surrenders..........................................      (991,173)           (218,733)           (20,848)           (236,568)
                                                         -----------         -----------          ---------           ---------
  Net Increase (Decrease) In Net Assets Resulting From
    Capital Share Transactions........................      (694,534)          2,084,886           (415,709)            507,383
                                                         -----------         -----------          ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............      (610,466)          2,112,833           (336,600)            578,711
NET ASSETS:
  Beginning of Period.................................     2,462,404             349,571            679,214             100,503
                                                         -----------         -----------          ---------           ---------
  End of Period.......................................   $ 1,851,938         $ 2,462,404          $ 342,614           $ 679,214
                                                         ===========         ===========          =========           =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                                         CLASS 1 SUB-ACCOUNTS INVESTING IN:
--------------------------------------------------------------------------------------------------------------------
                  AVP - GLOBAL DOLLAR                    AVP - UTILITY                        AVP - GLOBAL
                     GOV'T INCOME                           INCOME                                BOND
            -------------------------------     -------------------------------     --------------------------------
             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       APRIL 18* THRU
            DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
            -------------     -------------     -------------     -------------     -------------     --------------
              $  19,686         $  (1,957)        $  (7,037)        $  (1,850)        $  19,648          $   (635)
                 35,886            13,874            44,172             3,714            (3,281)            2,790
                113,954            95,794            18,647            30,372             1,682             8,741
              ---------         ---------         ---------         ---------         ---------         ---------
                169,526           107,711            55,782            32,236            18,049            10,896
              ---------         ---------         ---------         ---------         ---------         ---------
                 53,408           431,237           257,410           729,387           145,733           253,264
                 (7,405)         (160,893)         (158,914)          (10,329)           16,683           (41,055)
                (89,371)          (21,497)          (62,057)           (9,568)           (9,265)             (947)
              ---------         ---------         ---------         ---------         ---------         ---------
                (43,368)          248,847            36,439           709,490           153,151           211,262
              ---------         ---------         ---------         ---------         ---------         ---------
                126,158           356,558            92,221           741,726           171,200           222,158
                768,692           412,134           761,094            19,368           222,158                 0
              ---------         ---------         ---------         ---------         ---------         ---------
              $ 894,850         $ 768,692         $ 853,315         $ 761,094         $ 393,358          $222,158
              =========         =========         =========         =========         =========         =========


------------
                    AVP - CONSERVATIVE
                        INVESTORS
              ------------------------------
                                MAY 29* THRU
               YEAR ENDED         DEC. 31,
              DEC. 31, 1996         1995
              -------------     ------------
               $    (6,867)       $ (3,317)
                     5,921             453
                    25,656          39,193
               -----------       ---------
                    24,710          36,329
               -----------       ---------
                   161,375         794,514
                    65,897          (5,538)
                   (30,208)         (1,760)
               -----------       ---------
                   197,064         787,216
               -----------       ---------
                   221,774         823,545
                   823,545               0
               -----------       ---------
               $ 1,045,319        $823,545
               ===========       =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

--------------------------------------------------------------------------------

                                                                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
                                                         -----------------------------------------------------------------------
                                                                  AVP - GROWTH
                                                                    INVESTORS
                                                         -------------------------------                 AVP - GROWTH
                                                          YEAR ENDED        MAY 23* THRU       ---------------------------------
                                                           DEC. 31,           DEC. 31,          YEAR ENDED         FEB. 11* THRU
                                                             1996               1995           DEC. 31, 1996       DEC. 31, 1995
                                                         ------------       ------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income (Loss).......................   $   (8,078)         $ (3,726)         $   (58,422)        $   (10,630)
    Net Realized Gain (Loss)...........................       10,449               626              184,548              17,461
    Net Unrealized Gain (Loss) On Investments..........       59,848            46,876            1,007,105             106,950
                                                          ----------          --------          -----------         -----------
    Net Increase (Decrease) In Net Assets Resulting
      From Operations..................................       62,219            43,776            1,133,231             113,781
                                                          ----------          --------          -----------         -----------
CAPITAL SHARE TRANSACTIONS:
    Transfers of Annuity Fund Deposits.................      119,385           793,019            1,392,808           2,566,865
    Net Transfers Between Sub-accounts.................       47,004             2,960              176,099             674,694
    Surrenders.........................................      (41,112)           (3,719)            (329,312)            (17,080)
                                                          ----------          --------          -----------         -----------
    Net Increase (Decrease) In Net Assets Resulting
      From Capital Share Transactions..................      125,277           792,260            1,239,595           3,224,479
                                                          ----------          --------          -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS................      187,496           836,036            2,372,826           3,338,260
NET ASSETS
    Beginning of Period................................      836,036                 0            3,338,260                   0
                                                          ----------          --------          -----------         -----------
    End of Period......................................   $1,023,532          $836,036          $ 5,711,086         $ 3,338,260
                                                          ==========          ========          ===========         ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------

                           CLASS 1 SUB-ACCOUNTS INVESTING IN:
----------------------------------------------------------------------------------------
                                                                            MONTGOMERY
           AVP - WORLDWIDE                           SVL                     EMERGING
            PRIVATIZATION                           BOND                      MARKETS
   -------------------------------     -------------------------------     -------------
    YEAR ENDED       APR. 3* THRU       YEAR ENDED        YEAR ENDED        MAY 1* THRU
   DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996
   -------------     -------------     -------------     -------------     -------------
    $    (7,543)       $  (3,884)           $ 0          $  2,506,489       $   (44,291)
         18,742            1,196              0             3,138,462             3,026
        169,004           15,388              0             1,889,396           441,895
    -----------        ---------            ---          ------------       -----------
        180,203           12,700              0             7,534,347           400,630
    -----------        ---------            ---          ------------       -----------
        320,941          672,906              0             7,729,086        12,076,003
          6,114          236,237              0           (64,445,109)       11,940,796
        (69,581)          (3,874)             0            (3,767,183)         (215,327)
    -----------        ---------            ---          ------------       -----------
        257,474          905,269              0           (60,483,206)       23,801,472
    -----------        ---------            ---          ------------       -----------
        437,677          917,969              0           (52,948,859)       24,202,102
        917,969                0              0            52,948,859                 0
    -----------        ---------            ---          ------------       -----------
    $ 1,355,646        $ 917,969            $ 0          $          0       $24,202,102
    ===========        =========            ===          ============       ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

American Skandia Life Assurance Corporation Variable Account B -- Class 1 (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations September 20, 1988.

As of December 31, 1996 the Account consisted of forty-two sub-accounts. These financial statements report on thirty-eight sub-accounts offered in the LifeVest Personal Security Annuity, the American Skandia Advisors Plan Annuity, the American Skandia Advisors Plan II Annuity, the Imperium Annuity and The Alliance Capital Navigator Annuity. Each of the thirty-eight sub-accounts invests only in a single corresponding portfolio of either the Neuberger and Berman Advisers Management Trust, The Alger American Fund, the American Skandia Trust, Alliance Variable Products Series Fund, Inc. or the Montgomery Variable Series (the "Trusts"). Neuberger and Berman Management, Inc. is the advisor for the Neuberger and Berman Advisers Management Trust. Fred Alger Management, Inc. is the advisor for The Alger American Fund. American Skandia Investment Services, Incorporated is the investment manager for American Skandia Trust, while Putnam Investment Management Inc., Lord Abbett & Co., Janus Capital Corporation, J. P. Morgan Investment Management Incorporated, Federated Investment Counseling, T. Rowe Price Associates, Inc., Rowe Price-Fleming International, Inc., Founders Asset Management, Inc., INVESCO Trust Company, Pacific Investment Management Company, Berger Associates, Inc. and Robertson, Stephens & Company Investment Management, L.P. are the subadvisors. Alliance Capital Management L.P. is the advisor for the Alliance Variable Products Series Fund, Inc. Montgomery Asset Management, L.P. is the advisor for the Montgomery Funds III. The investment advisors are paid fees for their services by the respective Trusts.

The following two sub-accounts commenced operations on May 1, 1996: the Robertson Stephens Value + Growth and the Montgomery Emerging Markets.

During 1996, changes in investment advisors were made by proxy in certain underlying funds. As a result, the names of the following sub-accounts were changed: Scudder International Bond changed to T. Rowe Price International Bond on May 1, 1996; Seligman Henderson International Equity to Putnam International Equity on October 15, 1996; Phoenix Balanced changed to Putnam Balanced on October 15, 1996 and the Seligman Henderson International Small Cap changed to Founders Passport on October 15, 1996.

The following eight sub-accounts ceased operations on December 29, 1995: the NBAMT-Growth; the NBAMT-Limited Maturity Bond; the NBAMT-Balanced; the AAF-Income & Growth; the AAF-Balanced; the AST-Phoenix Capital Growth, the AST-Eagle Growth Equity and the SVL-Bond.

2.  VALUATION OF INVESTMENTS

The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

3.  INCOME TAXES

American Skandia does not expect to incur any Federal income tax liability on earnings, or realized capital gains attributable to the Account, therefore, no charges for Federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

NOTES TO FINANCIAL STATEMENTS (CONT'D)
--------------------------------------------------------------------------------

Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes change.

4.  CONTRACT CHARGES

The following contract charges are paid to American Skandia:

     Mortality and Expense Risk Charges -- Charged daily against the Account at an annual rate of 1.25% of the net assets.

     Administrative Fees -- Charged daily against the Account at an annual rate of .15% of the net assets. A maintenance fee of $30 is deducted at the end of each contract year and on surrender.

     Contingent Deferred Sales Charges are computed as set forth in the LifeVest Personal Security Annuity, the American Skandia Advisors Plan Annuity, the American Skandia Advisor Plan II Annuity, the Imperium Annuity or The Alliance Capital Navigator Annuity. These charges may be imposed on the full, or partial surrender of certain contracts. There is no contingent deferred sales charge if all premiums were received at least seven complete years prior to the date of the full or partial surrender.

5.  PAYABLE TO CONTRACTOWNERS

Under the exchange program, new contractowners are eligible to receive an "Exchange Credit" for the surrender charge paid to surrender exchange contracts, with specific limitations. This Exchange Credit is converted to units on behalf of the contractowner 30 days following issuance of the contract pursuant to the exchange program.

The balance of the Exchange Credit for contracts within their first thirty days is equal to $356,008 as of December 31, 1996.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

NOTES TO FINANCIAL STATEMENTS (CONT'D)
--------------------------------------------------------------------------------

6.  CHANGES IN THE UNITS OUTSTANDING

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                         NBAMT - GROWTH
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................            0          2,734,835
Units Purchased.................................................................................            0            448,525
Units Transferred Between Sub-accounts..........................................................            0         (2,956,438)
Units Surrendered...............................................................................            0           (226,922)
                                                                                                  -----------         ----------
Units Outstanding End of the Period.............................................................            0                  0
                                                                                                  ===========         ==========

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                               AAF
                                                                                                          MIDCAP GROWTH
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................    8,299,743          4,308,374
Units Purchased.................................................................................    5,083,028          2,610,647
Units Transferred Between Sub-accounts..........................................................    1,714,511          1,707,257
Units Surrendered...............................................................................     (568,337)          (326,535)
                                                                                                   ----------          ---------
Units Outstanding End of the Period.............................................................   14,528,945          8,299,743
                                                                                                   ==========          =========

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                          AST - PHOENIX
                                                                                                         CAPITAL GROWTH
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................            0          1,587,862
Units Purchased.................................................................................            0            406,857
Units Transferred Between Sub-accounts..........................................................            0         (1,883,135)
Units Surrendered...............................................................................            0           (111,584)
                                                                                                   ----------         ----------
Units Outstanding End of the Period.............................................................            0                  0
                                                                                                   ==========         ==========

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                        AST - PIMCO TOTAL
                                                                                                           RETURN BOND
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................   19,061,840          4,577,708
Units Purchased.................................................................................   11,344,772          6,858,117
Units Transferred Between Sub-accounts..........................................................      689,727          8,025,131
Units Surrendered...............................................................................   (1,174,696)          (399,116)
                                                                                                   ----------         ----------
Units Outstanding End of the Period.............................................................   29,921,643         19,061,840
                                                                                                   ==========         ==========

--------------------------------------------------------------------------------

* Date Operations Commenced.

--------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
            NBAMT - LIMITED
             MATURITY BOND                     NBAMT - BALANCED                    NBAMT - PARTNERS
    -------------------------------     -------------------------------     -------------------------------
     YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        MAY 2* THRU
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
               0        10,689,462                 0         3,956,683         7,958,498                 0
               0         1,396,229                 0           269,961         4,955,387         1,178,962
               0       (11,348,447)                0        (3,986,078)        6,096,361         6,797,769
               0          (737,244)                0          (240,566)         (552,912)          (18,233)
      ----------       -----------        ----------        ----------        ----------         ---------
               0                 0                 0                 0        18,457,334         7,958,498
      ==========       ===========        ==========        ==========        ==========         =========

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
             AST - PUTNAM                        AST - PUTNAM                      AST - LORD ABBETT
         INTERNATIONAL EQUITY                   BALANCED ASSET                      GROWTH & INCOME
    -------------------------------     -------------------------------     -------------------------------
     YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
      14,393,137        14,043,215        20,163,848        13,986,604        18,411,759         7,479,449
       3,274,139         2,649,360         3,228,429         2,134,234         8,738,935         3,979,610
         359,183        (1,401,250)       (1,533,273)        5,317,549         2,904,474         7,602,286
        (805,771)         (898,188)       (1,167,152)       (1,274,539)       (1,118,083)         (649,586)
      ----------        ----------        ----------        ----------        ----------        ----------
      17,220,688        14,393,137        20,691,852        20,163,848        28,937,085        18,411,759
      ==========        ==========        ==========        ==========        ==========        ==========

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
          AST - T. ROWE PRICE                 AST - T. ROWE PRICE                 AST - T. ROWE PRICE
           ASSET ALLOCATION                  INTERNATIONAL EQUITY                 INTERNATIONAL BOND
    -------------------------------     -------------------------------     -------------------------------
     YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
       4,868,956         2,320,063        17,935,251        11,166,758         4,186,695         1,562,364
       3,539,162         1,756,929        10,259,617         5,451,722         3,327,342         1,596,914
         810,531           961,444         5,502,860         1,852,683         1,440,834         1,162,185
        (354,809)         (169,480)       (1,069,133)         (535,912)         (277,159)         (134,768)
       ---------         ---------        ----------        ----------         ---------         ---------
       8,863,840         4,868,956        32,628,595        17,935,251         8,677,712         4,186,695
       =========         =========        ==========        ==========         =========         =========

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
           AST - PIMCO LTD.                       AST - EAGLE                        AST - BERGER
             MATURITY BOND                       GROWTH EQUITY                      CAPITAL GROWTH
    -------------------------------     -------------------------------     -------------------------------
     YEAR ENDED        MAY 1* THRU       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
      15,058,644                 0                 0           351,319         3,658,836           301,267
       8,373,371         2,833,131                 0           134,138         4,305,448         2,242,838
      (3,519,513)       12,333,359                 0          (457,740)        1,897,297         1,168,175
      (1,018,127)         (107,846)                0           (27,717)         (297,723)          (53,444)
      ----------        ----------       -----------          --------         ---------         ---------
      18,894,375        15,058,644                 0                 0         9,563,858         3,658,836
      ==========        ==========       ===========          ========         =========         =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

NOTES TO FINANCIAL STATEMENTS (CONT'D)
--------------------------------------------------------------------------------

6.  CHANGES IN THE UNITS OUTSTANDING

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                          AAF - INCOME
                                                                                                            & GROWTH
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................            0          1,958,603
Units Purchased.................................................................................            0            147,593
Units Transferred Between Sub-accounts..........................................................            0         (1,962,060)
Units Surrendered...............................................................................            0           (144,136)
                                                                                                    ---------         ----------
Units Outstanding End of the Period.............................................................            0                  0
                                                                                                    =========         ==========

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                       AST - JANCAP GROWTH
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................   28,662,737         22,354,170
Units Purchased.................................................................................   13,114,420          6,507,267
Units Transferred Between Sub-accounts..........................................................    6,648,500            981,087
Units Surrendered...............................................................................   (1,646,493)        (1,179,787)
                                                                                                   ----------         ----------
Units Outstanding End of the Period.............................................................   46,779,164         28,662,737
                                                                                                   ==========         ==========

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                       AST - T. ROWE PRICE
                                                                                                        NATURAL RESOURCES
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          MAY 1* THRU
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................      808,605                  0
Units Purchased.................................................................................    1,894,943            306,567
Units Transferred Between Sub-accounts..........................................................    3,507,567            512,490
Units Surrendered...............................................................................     (149,263)           (10,452)
                                                                                                    ---------            -------
Units Outstanding End of the Period.............................................................    6,061,852            808,605
                                                                                                    =========            =======

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                            AVP - ST
                                                                                                            MULTI-MKT
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................       27,220          1,839,569
Units Purchased.................................................................................        1,003            277,962
Units Transferred Between Sub-accounts..........................................................       (6,403)        (1,902,437)
Units Surrendered...............................................................................          (42)          (187,874)
                                                                                                       ------         ----------
Units Outstanding End of the Period.............................................................       21,778             27,220
                                                                                                       ======         ==========

--------------------------------------------------------------------------------

* Date Operations Commenced.

--------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
              AAF - SMALL
            CAPITALIZATION                       AAF - GROWTH                       AAF - BALANCED
    -------------------------------     -------------------------------     -------------------------------
     YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
      12,317,364         9,356,764        12,092,291         5,614,760                 0           768,128
       3,689,550         2,406,348         4,426,269         2,850,077                 0            94,924
        (413,330)        1,130,736          (110,018)        4,034,205                 0          (803,800)
        (654,315)         (576,484)         (742,185)         (406,751)                0           (59,252)
      ----------        ----------        ----------        ----------        ----------        ----------
      14,939,269        12,317,364        15,666,357        12,092,291                 0                 0
      ==========        ==========        ==========        ==========        ==========        ==========

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
                                                AST - FEDERATED                     AST - FEDERATED
          AST - MONEY MARKET                    UTILITY INCOME                        HIGH YIELD
    -------------------------------     -------------------------------     -------------------------------
     YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
      30,564,442        27,491,389         8,642,186         7,177,232         6,915,158         2,106,791
      64,443,391        34,937,859         1,570,422         1,476,370         6,195,076         2,963,225
     (46,849,160)      (25,355,473)         (561,394)          593,245         2,837,340         2,042,843
      (5,723,504)       (6,509,333)         (589,062)         (604,661)         (487,052)         (197,701)
     -----------       -----------         ---------         ---------        ----------         ---------
      42,435,169        30,564,442         9,062,152         8,642,186        15,460,522         6,915,158
     ===========       ===========         =========         =========        ==========         =========

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
            AST - FOUNDERS                      AST - FOUNDERS                       AST - INVESCO
         CAPITAL APPRECIATION                 PASSPORT PORTFOLIO                     EQUITY INCOME
    -------------------------------     -------------------------------     -------------------------------
     YEAR ENDED        YEAR ENDED        YEAR ENDED        MAY 1* THRU       YEAR ENDED        YEAR ENDED
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
       6,076,373         2,575,105         2,601,283                 0        13,883,712         6,633,333
       3,861,302         2,286,783         4,226,225         1,196,966         7,302,485         4,723,155
       2,701,906         1,357,850         3,368,376         1,431,454         3,284,543         2,932,812
        (357,370)         (143,365)         (273,186)          (27,137)         (878,514)         (405,588)
      ----------         ---------         ---------         ---------        ----------        ----------
      12,282,211         6,076,373         9,922,698         2,601,283        23,592,226        13,883,712
      ==========         =========         =========         =========        ==========        ==========

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
                                                 AVP - GROWTH                      AVP - U.S. GOV'T/
         AVP - PREMIER GROWTH                      & INCOME                      HIGH GRADE SECURITIES
    -------------------------------     -------------------------------     -------------------------------
     YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995
    -------------     -------------     -------------     -------------     -------------     -------------
         242,960         2,802,431           256,492         2,652,224           196,478            53,792
          62,358           698,547            81,287           498,906            52,084           198,877
          54,530        (2,892,802)           20,734        (2,711,896)          (30,067)          (40,031)
         (35,138)         (365,216)          (25,332)         (182,742)          (33,227)          (16,160)
         -------        ----------           -------        ----------           -------           -------
         324,710           242,960           333,181           256,492           185,268           196,478
         =======        ==========           =======        ==========           =======           =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

NOTES TO FINANCIAL STATEMENTS (CONT'D)
--------------------------------------------------------------------------------

6.  CHANGES IN THE UNITS OUTSTANDING

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                       AVP - TOTAL RETURN
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................      236,194             20,623
Units Purchased.................................................................................       58,602            201,820
Units Transferred Between Sub-accounts..........................................................       18,276             14,441
Units Surrendered...............................................................................      (12,979)              (690)
                                                                                                      -------            -------
Units Outstanding End of the Period.............................................................      300,093            236,194
                                                                                                      =======            =======

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                              IN:
                                                                                                --------------------------------
                                                                                                          AVP - GROWTH
                                                                                                           INVESTORS
                                                                                                --------------------------------
                                                                                                                    MAY 23* THRU
                                                                                                 YEAR ENDED           DEC. 31,
                                                                                                DEC. 31, 1996           1995
                                                                                                -------------       ------------
Outstanding Beginning of the Period.............................................................       70,250                 0
Units Purchased.................................................................................        9,843            70,305
Transferred Between Sub-accounts................................................................        3,933               267
Units Surrendered...............................................................................       (3,386)             (322)
                                                                                                       ------            ------
Units Outstanding End of the Period.............................................................       80,640            70,250
                                                                                                       ======            ======

--------------------------------------------------------------------------------

* Date Operations Commenced.

--------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                 AVP - NORTH AMERICAN         AST-ROBERTSON STEPHENS
          AVP - INTERNATIONAL                 AVP - MONEY MARKET                     GOV'T INCOME                 VALUE + GROWTH
    -------------------------------     -------------------------------     -------------------------------  ----------------------
     YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED          MAY 1* THRU
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995       DEC. 31, 1996
    -------------     -------------     -------------     -------------     -------------     -------------  -----------------------
         159,749            59,089           233,258            34,276            64,465            11,541                     0
          64,368           116,244            95,176           348,552             7,713            58,642             2,089,890
          45,465           (12,854)          (67,264)         (128,439)          (42,624)           18,738             2,271,512
         (10,942)           (2,730)          (91,240)          (21,131)           (1,768)          (24,456)              (37,241)
     -----------      ------------       -----------       -----------       -----------       -----------            -----------
         258,640           159,749           169,930           233,258            27,786            64,465             4,324,161
     ===========      ============       ===========       ===========       ===========       ===========            ===========

    --------------------------------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    --------------------------------------------------------------------------------------------------------------------------------
                  AVP                           AVP - WORLDWIDE                                                    MONTGOMERY
                GROWTH                           PRIVATIZATION                        SVL - BOND                EMERGING MARKETS
    -------------------------------     -------------------------------     -------------------------------     ----------------
     YEAR ENDED       FEB. 11* THRU      YEAR ENDED       APRIL 3* THRU      YEAR ENDED        YEAR ENDED         MAY 1* THRU
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995      DEC. 31, 1996
    -------------     -------------     -------------     -------------     -------------     -------------     ----------------
         244,481                 0            83,741                 0                 0         5,363,572                  0
          79,443           195,420            24,875            62,294                 0           736,663          1,175,878
          26,767            50,339             3,053            21,808                 0        (5,742,035)         1,203,429
         (20,507)           (1,278)           (5,824)             (361)                0          (358,200)           (18,367)
     -----------       -----------       -----------       -----------       -----------       -----------        -----------
         330,184           244,481           105,845            83,741                 0                 0          2,360,940
     ===========       ===========       ===========       ===========       ===========       ===========        ===========

--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B -- CLASS 1

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

6.  CHANGES IN THE UNITS OUTSTANDING

                                                                                                ---------------------------------
                                                                                                 CLASS 1 SUB-ACCOUNTS INVESTING
                                                                                                               IN:
                                                                                                ---------------------------------
                                                                                                       AVP - GLOBAL DOLLAR
                                                                                                          GOV'T INCOME
                                                                                                ---------------------------------
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 1996       DEC. 31, 1995
                                                                                                -------------       -------------
Units Outstanding Beginning of the Period.......................................................       65,026             42,277
Units Purchased.................................................................................        2,309             39,607
Units Transferred Between Sub-accounts..........................................................         (135)           (14,789)
Units Surrendered...............................................................................       (5,727)            (2,069)
                                                                                                       ------             ------
Units Outstanding End of the Period.............................................................       61,473             65,026
                                                                                                       ======             ======

--------------------------------------------------------------------------------

* Date Operations Commenced.

--------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------
    CLASS 1 SUB-ACCOUNT INVESTING IN:
    -------------------------------------------------------------------------------------------------------
                                                                                   AVP - CONSERVATIVE
             AVP - UTILITY                        AVP - GLOBAL                         INVESTORS
                INCOME                                BOND                   ------------------------------
    -------------------------------     --------------------------------                       MAY 29* THRU
     YEAR ENDED        YEAR ENDED        YEAR ENDED       APRIL 18* THRU      YEAR ENDED         DEC. 31,
    DEC. 31, 1996     DEC. 31, 1995     DEC. 31, 1996     DEC. 31, 1995      DEC. 31, 1996         1995
    -------------     -------------     -------------     --------------     -------------     ------------
          64,410             1,963            18,122                 0             70,909                0
          20,361            64,163             8,941            21,540              9,669           71,578
         (11,659)             (892)            4,332            (3,331)            10,066             (514)
          (5,214)             (824)             (751)              (87)            (2,683)            (155)
         -------            ------            ------            ------             ------           ------
          67,898            64,410            30,644            18,122             87,961           70,909
          ======            ======            ======            ======             ======           ======

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

(a)      All financial statements are included in Parts A & B of this Registration Statement.

(b)      Exhibits are attached as indicated.

         (1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate
                  Account  B  (previously  filed  in  the  initial  Registration
                  Statement No. 33-19363, filed December 30, 1987).

         (2) Not applicable. American Skandia Life Assurance Corporation maintains custody of all assets.

         (3)      (a) Form of Revised Principal  Underwriting  Agreement between
                  American  Skandia  Life  Assurance  Corporation  and  American
                  Skandia Marketing, Incorporated,  formerly Skandia Life Equity
                  Sales   Corporation   (previously   filed  in   Post-Effective
                  Amendment No. 3 to this  Registration  Statement,  filed April
                  20, 1993).

                  (b) Form of  Revised  Dealer  Agreement  (previously  filed in
                  Post-Effective Amendment No. 3 to this Registration Statement, filed April 20, 1993).

         (4)      Copy  of  the  form  of  the  Annuity   (previously  filed  in
                  Post-Effective Amendment No. 1 to this Registration Statement, filed August 20, 1992).

         (5) A copy of the application form used with the Annuity provided in response to (4) above (previously filed in Post- Effective
                  Amendment No. 9 to this Registration Statement, filed February
                  17, 1995).

         (6)      (a)  Copy of the  certificate  of  incorporation  of  American
                  Skandia  Life  Assurance  Corporation   (previously  filed  in
                  Pre-Effective  Amendment No. 2 to  Registration  Statement No.
                  33-19363, filed July 27, 1988).

                  (b) Copy of the By-Laws of  American  Skandia  Life  Assurance
                  Corporation (previously filed in Pre-Effective Amendment No. 2 to Registration Statement No. 33-19363, filed July 27, 1988).


         (7)      (a)  Annuity  Reinsurance   Agreement  between  Depositor  and
                  Transamerica Occidental Life Insurance Company effective April
                  1, 1993 (previously filed in Post-Effective Amendment No. 7 to this  Registration  Statement on February 18, 1994.) (i) Filed
                  via EDGAR with Post-effective Amendment No. 12 to Registration
                  Statement No. 33-44436, filed April 29, 1996

                  (b)  Annuity  Reinsurance   Agreement  between  Depositor  and
                  Transamerica   Occidental  Life  Assurance  Company  effective
                  January 1, 1994 (previously filed in Post-Effective  Amendment
                  No. 9 to this  Registration  Statement on February 17,  1995.)
                  (i) Filed via EDGAR with  Post-effective  Amendment  No. 12 to
                  Registration Statement No. 33-44436, filed April 29, 1996

                  (c) Amendment No. 1 to Annuity  Reinsurance  Agreement between
                  Depositor and Transamerica Occidental Life Insurance Company referenced in 7(a) above effective January 1, 1994. (i) Filed via EDGAR with Post-effective Amendment No. 12 to Registration
                  Statement No. 33-44436, filed April 29, 1996

                  (d)  Annuity  Reinsurance   Agreement  between  Depositor  and
                  Connecticut  General Life Insurance  Company effective January
                  1, 1995. (i) Filed via EDGAR with Post-effective Amendment No.
                  12 to  Registration  Statement No.  33-44436,  filed April 29,
                  1996


         (8)      Agreements between Depositor and:


                  (a) Neuberger & Berman Advisers Management Trust (previously filed in Post-Effective Amendment No. 5 to Registration
                  Statement No.  33-19363,  filed February 28, 1990).  (i) Filed
                  Via EDGAR with Post-effective  Amendment No. 4 to Registration
                  Statement No. 33-87010, filed February 25, 1997


                  (b)   The   Alger   American   Fund   (previously   filed   in
                  Post-Effective  Amendment No. 5 to Registration  Statement No.
                  33-19363, filed February 28, 1990).

                  (c) Alliance Variable Products Series Fund, Inc. (previously filed in Pre-Effective Amendment No. 1 to this Registration
                  Statement, filed March 30, 1992).



                  (d) American Skandia Trust (previously filed in Post-Effective
                  Amendment No. 5 to Registration Statement No. 33-19363,  filed
                  February 28, 1990.  At such time,  what later became  American
                  Skandia Trust was known as the Henderson  Global Asset Trust).
                  (i) Filed Via EDGAR  with  Post-effective  Amendment  No. 4 to
                  Registration Statement No. 33-87010, filed February 25, 1997

                  (e) The  Montgomery  Funds III filed via EDGAR in the  Initial
                  Registration   Statement   to   Registration   Statement   No.
                  333-08853, filed July 25, 1996.


         (9)      Opinion and consent of Werner & Kennedy.

         (10)     Consent of Deloitte & Touche LLP.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Calculation of Performance  Information for  Advertisement  of
                  Performance (previously filed in Pre-Effective Amendment No. 1 to this Registration Statement, filed March 30, 1992). (i)
                  Filed  via  EDGAR  with  Post-effective  Amendment  No.  12 to
                  Registration Statement No. 33-44436, filed April 29, 1996


         (14)     Financial Data Schedules.


Item 25. Directors and Officers of the Depositor: The Directors and Officers of the Depositor are shown in Part A.

Item 26.  Persons  Controlled  by or Under Common  Control with the Depositor or
Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by American Skandia Investment Holding Corporation:


         (1) American Skandia Information Services and Technology Corporation ("ASIST"): The organization is a general business corporation organized in the State of Delaware. Its primary purpose is to provide various types of business services to American Skandia Investment Holding Corporation and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.

         (2) American Skandia Marketing, Incorporated ("ASM, Inc."): The organization is a general business corporation organized in the State of Delaware. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which insurance policies are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also provides such services in relation to marketing of certain public mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.

         (3)      American Skandia Investment Services,  Incorporated ("ASISI"):
                  The organization is a general business corporation organized in the state of Connecticut. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. Its primary role is expected to be as investment manager for certain mutual funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation.


         (4) Skandia Vida: This subsidiary American Skandia Life Assurance Corporation was organized in March, 1995, and began operations in July, 1995. It offers investment oriented life insurance products designed for long-term savings through independent banks and brokers in Mexico.


Item 27. Number of Contract Owners: As of December 31, 1996, there were 60,749 owners of Annuities.


Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of ASLAC and ASM, Inc. can also be indemnified pursuant to indemnity agreements between each director and officer and American Skandia Investment Holding Corporation, a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by
Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of ASLAC and ASM, Inc. are covered under a directors and officers liability insurance policy issued by an unaffiliated insurance company to Skandia Insurance Company Ltd., their ultimate parent. Such policy will reimburse ASLAC or ASM, Inc., as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, Inc., as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters:

(a) At present, ASM, Inc. acts as principal underwriter only for annuities to be issued by ASLAC.

(b)       Directors and officers of ASM, Inc.


Name and Principal Business Address                                             Position and Offices with Underwriter

Gordon C. Boronow                                                               Director
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kimberly A. Bradshaw                                                            Vice President,
American Skandia Life Assurance Corporation                                     National Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Jan R. Carendi                                                                  Chief Executive Officer
Skandia Insurance Company Ltd.                                                  and Chairman of the
Sveavagen 44, S-103 50 Stockholm, Sweden                                        Board of Directors

Daniel R. Darst                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut 06484-0883

Paul DeSimone                                                                   Vice President, Corporate
American Skandia Life Assurance Corporation                                     Controller and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Wade A. Dokken                                                                  President,
American Skandia Life Assurance Corporation                                     Chief Marketing Officer
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Walter G. Kenyon                                                                Vice President,
American Skandia Life Assurance Corporation                                     National Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lawrence Kudlow                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     Chief Economist
One Corporate Drive, P.O. Box 883
Shelton, Connecticut 06484-0883

N. David Kuperstock                                                             Vice President and Director
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Daniel LaBonte                                                                  Vice President,
American Skandia Life Assurance Corporation                                     Associate Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Thomas M. Mazzaferro                                                            Executive Vice President and
American Skandia Life Assurance Corporation                                     Chief Financial Officer
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kristen E. Newall                                                               Assistant Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Brian O'Connor                                                                  Vice President, National Sales
American Skandia Life Assurance Corporation                                     Manager, Internal Wholesaling
One Corporate Drive, P.O. Box 883
Shelton, Connecticut 06484-0883

M. Priscilla Pannell                                                            Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Don Thomas Peck                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Heidi Ann Richardson                                                            Vice President,
American Skandia Life Assurance Corporation                                     Portfolio Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Hayward Sawyer                                                                  Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Christian Thwaites                                                              Vice President,
American Skandia Life Assurance Corporation                                     Qualified Plans
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Bayard F. Tracy                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager and
One Corporate Drive, P.O. Box 883                                               Director
Shelton, Connecticut  06484-0883

Tamara L. Wood                                                                  Vice President, National
American Skandia Life Assurance Corporation                                     Sales Director, Special Products
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Item 30. Location of Accounts and Records: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

Item 31.  Management Services:  None

Item 32.  Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


(d) American Skandia Life Assurance Corporation ("Depositor") hereby represents that the aggregate fees and charges under the annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Depositor.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 29th day of April, 1997.

         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 1 SUB-ACCOUNTS)
                                   Registrant

                 By: American Skandia Life Assurance Corporation

By:/s/ Mary Priscilla Pannell                       Attest:/s/ Diana D. Steigauf
Mary Priscilla Pannell, Corporate Secretary                    Diana D. Steigauf

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                    Depositor

By:/s/ Mary Priscilla Pannell                       Attest:/s/ Diana D. Steigauf
Mary Priscilla Pannell, Corporate Secretary                    Diana D. Steigauf


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           Signature                            Title                                       Date
                                              (Principal Executive Officer)

           Jan R. Carendi*                  Chief Executive Officer,                   April 29, 1997
           Jan R. Carendi                   Chairman of the Board and Director

                                              (Principal Financial Officer)


       /s/ Thomas M. Mazzaferro                Executive Vice President and            April 29, 1997
             Thomas M. Mazzaferro              Chief Financial Officer

                                             (Principal Accounting Officer)

       /s/ David R. Monroe                         Vice President and                  April 29, 1997
            David R. Monroe                            Controller

                                                         (Board of Directors)


          Jan. R. Carendi*                  Gordon C. Boronow*                         Malcolm M. Campbell*
           Jan. R. Carendi                   Gordon C. Boronow                          Malcolm M. Campbell

         Henrik Danckwardt*                  Amanda C. Sutyak*                            Wade A. Dokken*
          Henrik Danckwardt                  Amanda C. Sutyak                             Wade A. Dokken

       Thomas M. Mazzaferro*                Gunnar Moberg*                            Bayard F. Tracy*
        Thomas M. Mazzaferro                   Gunnar Moberg                              Bayard F. Tracy

       Anders Soderstrom*                   C. Ake Svensson*                          Lincoln R. Collins*
        Anders Soderstrom                     C. Ake Svensson                           Lincoln R. Collins

                                            Nancy F. Brunetti*
                                              Nancy F. Brunetti

                                     *By: /s/ Mary Priscilla Pannell
                                               Mary Priscilla Pannell

     *Pursuant to Powers of Attorney  filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-00941


                                    EXHIBITS

                  As noted in Item 24(b), various exhibits are incorporated by reference or are not applicable. The exhibits included are as follows:

                  No. 4    EDGAR filing of the form of the Annuity

                  No. 9    Opinion and Consent of Werner & Kennedy

                  No. 10   Consent of Deloitte and Touche LLP

                  No. 14   Financial Data Schedules